                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            KRAUSE'S FURNITURE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                            KRAUSE'S FURNITURE, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 17, 2000

To the Stockholders of
KRAUSE'S FURNITURE, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Krause's Furniture, Inc., a Delaware corporation, will be held on May 17, 2000, at the offices of the Company at 200 North Berry Street, Brea, California 92821-3903 at 10:00 a.m., local time, for the following purposes:

          (1) To elect a Board of seven directors to serve for the ensuing year;

          (2) To approve an amendment to the 1997 Stock Incentive Plan increasing the number of shares that may be awarded by 2,500,000 shares, to a total of 4,500,000 shares;

          (3) To approve the Krause's Furniture, Inc. Series A Convertible Preferred Stock Purchase Agreement dated January 11, 2000 and approve the transactions related thereto, including an amendment of the Company's Certificate of Incorporation to increase the authorized common stock of the Company to 44,943,783 to permit the conversion of the Company's Series A Convertible Preferred Stock, and the amendment of the Certificate of Designation of the Series A Convertible Preferred Stock;

          (4) To approve an amendment to the Certificate of Incorporation of the Company increasing the authorized common stock of the Company to 100,000,000 shares to make additional common stock available for the exercise of incentive options and for general corporate purposes;

          (5) To approve an amendment to the Certificate of Incorporation of the Company increasing the authorized preferred stock of the Company by 2,000,000 shares to a total of 2,666,667 shares in order to make additional preferred stock available for general corporate purposes;

          (6) To consider and ratify the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending December 24, 2000;

          (7) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Nominees for directors are set forth in the enclosed Proxy Statement. The Board of Directors has fixed the close of business on April 17, 2000, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. Your proxy will be revocable at any time prior to its exercise.

Dated: April 20, 2000.                    BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ JUDITH OLSON LASKER
                                          JUDITH OLSON LASKER
                                          Secretary

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU HAVE NOTIFIED THE SECRETARY OF YOUR INTENTION TO DO SO, EVEN THOUGH YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                            KRAUSE'S FURNITURE, INC.
                             200 NORTH BERRY STREET
                             BREA, CALIFORNIA 92821
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     The accompanying proxy is solicited by the Board of Directors of Krause's Furniture, Inc. (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m. local time on May 17, 2000, at the Company's offices, and at any adjournment or postponement thereof, for the purposes set forth in the attached Notice. If a choice is not specified in the proxy, the shares represented thereby will be voted FOR the actions proposed. A stockholder giving a proxy has the power to revoke it at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and electing to vote in person.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, officers and directors of the Company may solicit proxies by telephone, telegraph or personal interview.

     The close of business on April 17, 2000, has been fixed as the record date for determining stockholders entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 22,050,328 shares of Common Stock. Each share of Common Stock entitles the holder to one vote on all matters to come before the Annual Meeting.

     At the close of business on April 17, 2000, the Company had outstanding and entitled to vote 380,000 shares of Series A Convertible Preferred Stock. Each share of Preferred Stock entitles the holder to approximately 45.45 votes on all matters to come before the Annual Meeting, based upon a conversion rate of $1.10 per share of Common Stock.

     This Proxy Statement and accompanying form of proxy were first sent to stockholders on or about April 26, 2000. The Company's Annual Report accompanies this Proxy Statement.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     All directors are elected annually by the stockholders. The Company's Bylaws provide for seven directors. Seven individuals are being nominated to serve as directors until the next Annual Meeting. Unless marked to the contrary, proxies received will be voted for the following seven nominees: Kamal G. Abdelnour, Jeffrey H. Coats, Peter H. Dailey, Thomas M. DeLitto, John A. Gavin, George L. Hashbarger and Philip M. Hawley, all of whom are incumbent directors. All of the nominees have agreed to serve if elected. If any of such persons is unable or unwilling to stand for election at the date of the Annual Meeting or any adjournment thereof, the proxy holders will vote for a substitute nominee in their discretion. Those nominees receiving the largest number of votes will be elected as directors. Officers of the Company are appointed by the Board of Directors and serve at the pleasure of the Board.

     Under Delaware law and the Company's Certificate of Incorporation and Bylaws, if a quorum is present, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. A majority of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum. Shares represented by proxies or ballots withholding votes from one or more directors and "broker non-votes", if the broker's proxy is voted for at least one proposal, will be counted for purposes of determining a quorum.

             NAME, AGE AND BUSINESS EXPERIENCE OF EACH NOMINEE FOR
                      DIRECTOR AND EACH EXECUTIVE OFFICER

     Set forth below is a summary of the business experience over the last five years of the seven nominees for director and the executive officers who are not directors.

  Nominees for Election as Directors

     KAMAL G. ABDELNOUR, age 63, has been a director since September 1996. He had been a director from February 1993 to August 1996 when he resigned in connection with the Company's recapitalization. Mr. Abdelnour has been President, Chief Executive Officer and a director of ATCO Development, Inc. ("ATCO") since 1980. ATCO is engaged in the business of investments, real estate ownership and management, and export sales. Mr. Abdelnour currently serves as a director of Permal Management Corporation.

     JEFFREY H. COATS, age 42, has been a director since August 1996. He has been a Managing Director of TH Lee Global Internet Partners, L.P., from July 1999 to present. He formerly served as Managing Director of GE Equity, a wholly owned subsidiary of GE Capital, from April 1996 to July 1999. From February 1994 to April 1996, Mr. Coats served as President of Maverick Capital Equity Partners, LLC, and from May 1993 to January 1994, he was a Managing Director of Veritas Capital, Inc., both of which are investment firms. From September 1991 to April 1993, Mr. Coats was also a Managing Director of GE Capital Corporate Finance Group, Inc., a wholly owned subsidiary of GE Capital. Mr. Coats is a director of Wink Communications, autobytel.com, Whatshotnow.com, Wine.com and The Museum Company, Inc. Mr. Coats is also a director of ValueVision International, Consumer Financial Network and Homemaker. Mr. Coats is the Chairman of The Hastings Group, Inc., which filed for bankruptcy in October 1995 and confirmed a plan of liquidation in December 1997.

     HON. PETER H. DAILEY, age 69, has been a director since September 1996. He served as Ambassador to Ireland from 1982 to 1984, and was special Presidential envoy to NATO countries. From 1985 to 1988, Mr. Dailey served as counselor to the Director of the Central Intelligence Agency. From 1985 to 1992 he was a member of President's Advisory Committee on Arms Control and Disarmament. He serves as founder and Chairman of Enniskerry Financial, Ltd., a private investment company founded in 1968. Mr. Dailey is a member of the Board of Directors of Chicago Title Corporation and Jacobs Engineering Group, Inc. Prior to returning to government service, he served as a director of the Walt Disney Co. and the Interpublic Group of Companies. He served as the Director, Chairman and Chief Executive Officer of Memorex Telex, NV, a worldwide technology company headquartered in Amsterdam, the Netherlands from April 1994 to January 1997. Memorex Telex Corp., the U.S. Subsidiary of Memorex Telex, NV, filed for bankruptcy in 1996 and is in the process of liquidation.

     THOMAS M. DELITTO, age 47, has been Vice Chairman since December 1994 and a director since June 1991. He was Chief Executive from April 1995 to August 1996, President and Chief Executive Officer from July 1992 to December 1994, and Executive Vice President and Chief Operating Officer from June 1991 to July 1992. Mr. DeLitto has been a director of Permal Capital Management, Inc., a wholly owned subsidiary of Worms & Co., Inc., since September 1991 and President since March 1991; in this capacity he oversees operations of that company's direct investment activities. He has been Executive Vice President of Worms & Co., Inc. since February 1996, and Chief Administrative Officer since June 1998.

     HON. JOHN A. GAVIN, age 69, has been a director since September 1996. He has been a Managing Director and Partner of Hicks, Muse, Tate and Furst (Latin America), a private equity investment firm, since 1995. He is also founder and Chairman of Gamma Holdings, an international capital and consulting firm. He is a member of the Board of Directors of Apex Mortgage Capital and International Wire Group and is a trustee of the Hotchkis & Wiley Funds (a Merrill Lynch company).

     GEORGE L. HASHBARGER, age 39, is Senior Vice President of GE Capital Equity Capital Group, Inc. He has served as a director since September 1999. Mr. Hashbarger has served in various Vice President positions with GE Capital Equity Capital Group, Inc. since March 1993. Mr. Hashbarger serves as a director of

PinkDot, Inc. (which specializes in home delivery of convenience items), HomePoint.com, Inc. (a leading provider of business-to-business services in the furniture category) and Naviant, Inc. (a leading provider of marketing services to Web advertisers, publishers and consumer marketers). Mr. Hashbarger holds a B.B.A. degree in Finance from Texas A&M University and an M.B.A. degree from the University of Virginia.

     PHILIP M. HAWLEY, age 74, has been Chairman and Chief Executive Officer since August 1996. He served as Chairman and Chief Executive Officer of The Broadway Stores, Inc. (formerly Carter Hawley Hale Stores, Inc.) from 1977 to 1993, and has been President and Chief Executive Officer of P. M. Hawley, Inc., since 1993. Mr. Hawley is also a director of Weyerhaeuser Company and Aeromovel, U.S.A.

  Executive Officers Who are not Directors

     ROBERT A. BURTON, age 59, was named Executive Vice President and Chief Financial Officer on February 1, 1999; he had been Senior Vice President and Chief Financial Officer since December 1996. Mr. Burton was an independent financial consultant from January 1995 to November 1996, and from November 1987 to December 1994 he was Senior Vice President and Chief Financial Officer of John Breuner Company, a home furnishings company. In October 1993, John Breuner Company filed for bankruptcy and emerged in July 1994.

     HERBERT J. FRIEDMAN, age 49, was named Executive Vice President of Merchandising, Product Development, Marketing and Stores on February 1, 1999; he had been Senior Vice President of Merchandising, Product Development, Marketing and Stores since April 1997. Mr. Friedman was Senior Vice President of Strategic Planning from April 1995 to April 1997 and Vice President of Merchandising from June 1989 to April 1995.

     K. JAMES MCTAGGART, age 38, was named Executive Vice President of Manufacturing and Distribution on February 1, 1999; he had been Senior Vice President of Manufacturing and Distribution since April 1996. Mr. McTaggart was Vice President of Distribution and Logistics from February 1996 to March 1996. Mr. McTaggart was formerly the Vice President of Distribution/Logistics at Stanley Works-Door Systems from March 1995 to February 1996, and served in other manufacturing and distribution positions in Stanley Works-Door Systems from November 1985 to March 1995.

     THOMAS J. BEALE, age 50, was named Senior Vice President of Stores/Visual Presentation on February 1, 1999; he had been Vice President of Stores since October 1996. Prior to joining Krause's, Mr. Beale was Regional Vice President of Macy's West in Southern California, and a former Regional Vice President of Carter, Hawley, Hale's Broadway Division in Southern California since 1988.

     KLAUS TABAR, age 46, is Senior Vice President of Real Estate and Construction. Mr. Tabar was Senior Vice President of Development, Store Planning and Construction from April 1997 to December 1997 and Senior Vice President of Real Estate and Administration from April 1996 to April 1997. He joined the Company as Vice President of Real Estate in January 1989.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of March 31, 2000 by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and executive officers, and (iii) all directors and executive officers as a group.

                                                          SHARES                PERCENT OF
      NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIALLY OWNED(1)       SHARES OWNED
      ------------------------------------         ---------------------       ------------
General Electric Capital Corporation (GECC)......        8,169,231(2), (16)        32.4
  260 Long Ridge Road
  Stamford, CT 06927
Worms & Cie......................................        3,298,124(3), (16)        14.6
  55 rue la Boetie
  75008 Paris, France
Japan Omnibus Ltd. (JOL).........................          530,769(4)               2.4
  Tropic Isle Building
  Road Town, Tortola
  British Virgin Islands
John F. Hawley and Barbara H. Hawley, as
  Trustees.......................................        1,376,472(5), (16)         6.2
  515 South Figueroa Street
  Los Angeles, CA 90071
ATCO Holdings Limited............................        1,115,923(16)              5.1
  c/o ATCO Development, Inc.
  11777 Katy Freeway
  Houston, TX 77079
Philip M. Hawley.................................        1,362,500(6)               5.8
Thomas M. DeLitto................................          103,995(7), (16)           *
Robert A. Burton.................................          100,000(8)                 *
Herbert J. Friedman..............................          102,260(9)                 *
K. James McTaggart...............................           83,500(10)                *
Klaus Tabar......................................           96,540(11)                *
Thomas Beale.....................................           65,000(12)                *
George L. Hashbarger.............................               --                   --
Kamal G. Abdelnour...............................           56,909(13)                *
Jeffrey H. Coats.................................            9,389(14)                *
Peter H. Dailey..................................           23,959(15)                *
John A. Gavin....................................           23,959(15)                *
All directors and executive officers as a group
  (11 persons)...................................        2,028,011                  8.5

---------------
  *  Less than one percent.

 (1) Outstanding warrants and options held by each of the principal stockholders, directors and executive officers which are exercisable currently or within 60 days of the date of this table are deemed to be outstanding shares of Common Stock for their respective calculations.

 (2) Includes warrants to purchase 3,169,231 shares of Common Stock.

 (3) Worms & Cie, through JOL, Permal Capital Management, Inc. and certain other affiliates, may be deemed to be the beneficial owner of 2,755,310 shares of Common Stock and warrants to purchase 542,814 shares of Common Stock, which amounts include 1,288,040 shares held by two former directors of the Company, and exclude 103,995 shares, options and warrants held by Mr. DeLitto and shown separately below. The two former directors and Mr. DeLitto are directors and officers of affiliates of Worms & Cie. Worms & Cie disclaims ownership of the shares held by these individuals.

 (4) Including warrants to purchase 530,769 shares of Common Stock.

 (5) As trustees for various Hawley Trusts, John F. Hawley and Barbara H. Hawley are deemed to be beneficial owners of such shares.

 (6) Includes options to purchase 1,309,000 shares of Common Stock.

 (7) Includes options to purchase 9,998 shares of Common Stock and 18,959 deferred stock units.

 (8) Includes options to purchase 90,000 shares of Common Stock.

 (9) Includes options to purchase 101,260 shares of Common Stock.

(10) Includes options to purchase 82,500 shares of Common Stock.

(11) Includes options to purchase 94,700 shares of Common Stock

(12) Includes options to purchase 60,000 shares of Common Stock.

(13) Includes options to purchase 5,000 shares of Common Stock and 18,959 deferred stock units.

(14) Includes 9,389 deferred stock units.

(15) Consists of options to purchase 5,000 shares of Common Stock and 18,959 deferred stock units.

(16) Excluding Common Stock shares issuable upon conversion of Series A Convertible Preferred Stock.

     The following table sets forth certain information with respect to beneficial ownership of the Company's Series A Convertible Preferred Stock as of March 31, 2000 by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Company's Series A Convertible Preferred Stock, (ii) each of the Company's directors and executive officers, and (iii) all directors and executive officers as a group. If the stockholders authorize the requisite number of shares of common stock, each share of Series A Convertible Preferred Stock will be convertible into approximately 45.45 shares of common stock at any time at the option of the holder.

                                                                 SHARES          PERCENT OF
          NAME AND ADDRESS OF BENEFICIAL OWNER             BENEFICIALLY OWNED   SHARES OWNED
          ------------------------------------             ------------------   ------------
TH Lee Global Internet Partners, L.P.....................       260,000             68.5%
  200 Madison Avenue
  Suite 2225
  New York, NY 10016
GECC.....................................................        20,000              5.3%
  260 Long Ridge Road
  Stamford, CT 06927

  Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the directors and officers of the Company and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock. In addition, under Section 16(a), trusts for which a Reporting Person is a trustee and a beneficiary (or a member of his immediate family is a beneficiary), may have a separate reporting obligation with regard to holdings and transactions in Common Stock. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any failure to file by these dates during 1999 or in prior years if not previously reported. To the Company's knowledge, all of these requirements were satisfied, except that Mr. Beale, Reporting Person, filed one late Form 4 for promotion, one stock transaction and stock options. This late filing has been corrected.

          INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended December 26, 1999 (fiscal year 1999), the Board of Directors of the Company held five meetings. All directors attended at least 80% of the aggregate number of meetings of the Board and all committees of the Board on which they served.

     All directors were reimbursed for travel and other expenses related to their activities as directors during fiscal year 1999, and will continue to be so reimbursed in fiscal year 2000 and beyond. Until August 1999 there were four non-employee directors other than Jeffrey H. Coats and each were paid a fee of $10,000 for their services during fiscal year 1999. In August 1999, Mr. Coats became eligible to be paid a director's fee; he was thereupon paid $10,000 for his services. In August 1999, George L. Hashbarger was elected to the board and by virtue of his employment by GE Capital Equity Investments, Inc., is not eligible to receive payment for his services. Deferred stock units valued at $10,000 were granted under the Company's 1997 Stock Incentive Plan for services rendered as directors to each non-employee director in office on December 31, 1999 and will be granted on December 31 of each year thereafter during the term of the 1997 Stock Incentive Plan.

     The Board of Directors has designated four principal standing committees. Set forth below are descriptions of the functions of these committees and the names of their current members.

     Executive Committee. The current members of the Executive Committee are Messrs. Hawley (Chairman), DeLitto and Coats. The Executive Committee has all of the powers and authority in the management of the business and affairs of the Company, except those prohibited by law, to take action on behalf of the Board of Directors as may be necessary between regular meetings of the Board when a special meeting or a telephonic meeting of the full Board is not possible or practicable. All actions taken by the Executive Committee are presented to the full Board of Directors for ratification at its next regular or special meeting. The Executive Committee held no meetings in fiscal year 1999.

     Audit Committee. The current members of the Audit Committee are Messrs. Gavin (Chairman), Dailey, Coats and Abdelnour. This committee reviews and makes reports and recommendations to the Board of Directors with respect to the selection of the independent public accountants of the Company, and the arrangements for and the scope of the audits to be performed by such independent public accountants and reviews the annual consolidated financial statements of the Company. The Audit Committee held two meetings in fiscal year 1999.

     Compensation Committee. The members of the Compensation Committee are Messrs. Abdelnour (Chairman), Gavin, Dailey and Coats. This committee reviews the salaries and salary ranges of the officers and employees of the Company and its subsidiaries whose compensation exceeds specified levels as well as the compensation, retirement and fringe benefits plans (including option plans) of the Company and its subsidiaries, and makes recommendations with respect to such matters to the Board of Directors. The Compensation Committee also serves as the administrative committee of the Company's 1997 Stock Incentive Plan. The Compensation Committee held three meetings in fiscal year 1999.

     Nominating Committee. The members of the Nominating Committee are Messrs. Hawley (Chairman), DeLitto, Coats and Abdelnour. This committee identifies, reviews the qualifications of and recommends candidates to the Board of Directors for election as directors of the Company, and also acts on other matters pertaining to membership on the Board of Directors. The Nominating Committee advises the Board of Directors on terms of tenure and compensation for directors and issues involving potential conflicts of interest. The Nominating Committee also identifies, reviews the qualifications of, and recommends to the Board of Directors individuals for senior management positions of the Company. The Nominating Committee held no meetings in fiscal year 1999.

     The Nominating Committee will consider recommendations by stockholders of the Company as to candidates for membership on the Board of Directors. Any stockholder who desires to propose to the Nominating Committee a candidate for such membership should send to the attention of the Secretary of the Company a letter of recommendation containing the name and address of the proposing stockholder and the proposed candidate. A written consent of the proposed candidate to serve as director if elected and a detailed description of his or her qualifications and background should also be provided.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth all compensation paid by the Company during fiscal 1999, 1998, and 1997 to (i) the Company's Chief Executive Officer during fiscal 1999 and (ii) the four other most highly compensated executive officers of the Company during fiscal 1999 (collectively referred to as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                         COMPENSATION
                                                                        ---------------
                                                 ANNUAL                   SECURITIES       ALL OTHER
                                              COMPENSATION                UNDERLYING      COMPENSATION
     NAME AND PRINCIPAL POSITION        YEAR   SALARY($)     BONUS($)   OPTIONS/SARS(#)       ($)
     ---------------------------        ----  ------------   --------   ---------------   ------------
Philip M. Hawley......................  1999    260,333                     300,000
  Chairman of the Board and             1998    233,649                          --
  Chief Executive Officer               1997    233,842                          --
Robert A. Burton......................  1999    156,200                      50,000
  Executive Vice President and          1998    155,415                      15,000
  Chief Financial Officer               1997    155,160                      50,000
Herbert J. Friedman...................  1999    167,017                      50,000          35,335(1)
  Executive Vice President of           1998    157,215                      15,000
  Merchandising, Product                1997    156,959                      50,000          39,119(1)
  Development, Marketing and Stores
K. James McTaggart....................  1999    137,867                      50,000
  Executive Vice President of           1998    135,405                      15,000
  Manufacturing and                     1997    135,633                      40,000
  Distribution
Thomas J. Beale.......................  1999    144,100                          --
  Senior Vice President, Stores         1998    148,420                      10,000
                                        1997    148,528                      40,000

---------------
(1) Represents payment for prior years accrued but unused vacation.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding stock options and deferred stock units granted during fiscal 1999 to the Named Executive Officers.

                                                                                   REALIZABLE
                                                                                VALUE AT ASSUMED
                                      % OF TOTAL                                  ANNUAL RATES
                       NUMBER OF     OPTIONS/SARS                                OF STOCK PRICE
                       SECURITIES     GRANTED TO                                  APPRECIATION
                       UNDERLYING    EMPLOYEES IN   EXERCISE OR                  FOR OPTION TERM
                      OPTIONS/SARS      FISCAL      BASE PRICE    EXPIRATION   -------------------
        NAME           GRANTED(#)      YEAR(1)        ($/SH)         DATE       5%($)     10%($)
        ----          ------------   ------------   -----------   ----------   -------   ---------
Philip M. Hawley....    150,000          21.3%         3.00        02/22/09    733,500   1,165,500
Philip M. Hawley....    150,000          21.3%         1.44        02/22/09    351,469     558,469
Robert A. Burton....     50,000           7.1%         1.56        03/17/09    127,344     202,344
Herbert J.
  Friedman..........     50,000           7.1%         1.56        03/17/09    127,344     202,344
K. James
  McTaggart.........     50,000           7.1%         1.56        03/17/09    127,344     202,344
Thomas J. Beale.....         --            --            --              --         --          --

---------------
(1) The Company granted options for a total of 23,277 deferred stock units to directors and 680,000 shares of Common Stock to employees of the Company during 1999. All of the options and deferred stock units were granted under the 1997 Stock Incentive Plan.

                    AGGREGATED OPTION/SAR EXERCISES IN 1999
                       AND YEAR-END OPTION/SAR VALUES(1)

     The following table sets forth information concerning the value of unexercised options and deferred stock units held by the Named Executive Officers as of December 26, 1999, the end of the Company's 1999 fiscal year. No Named Executive Officers exercised any options during fiscal year 1999.

                                                      NUMBER OF SECURITIES
                                                           UNDERLYING               VALUE OF UNEXERCISED
                                                    UNEXERCISED OPTIONS/SARS      IN-THE-MONEY OPTIONS/SARS
                         NUMBER OF                     AT FISCAL YEAR-END           AT FISCAL YEAR-END(1)
                      SHARES ACQUIRED    VALUE     ---------------------------   ---------------------------
        NAME            ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----          ---------------   --------   -----------   -------------   -----------   -------------
Philip M. Hawley....         --            --       1,234,000       300,000       2,319,920       216,000
Robert A. Burton....         --            --          65,000       100,000          64,500       130,500
Herbert J.
  Friedman..........         --            --          76,260       100,000          75,646       130,500
K. James
  McTaggart.........         --            --          60,000        90,000          60,700       117,600
Thomas J. Beale.....         --            --          50,000        40,000          51,600        51,600

---------------
(1) Based on the closing price of the Common Stock as quoted on the American Stock Exchange of $2.88 on December 26, 1999.

EMPLOYMENT AGREEMENTS

     In August 1996, the Company entered into an Employment Agreement with Philip M. Hawley pursuant to which the Company agreed to employ Mr. Hawley for a term ending on August 25, 1999, and to pay Mr. Hawley a base salary at the rate of $225,000 per year and provide benefits. The Company and Mr. Hawley have agreed to extend this agreement to January 28, 2001. Mr. Hawley's salary was increased by the Compensation Committee effective February 1, 1999, to $275,000. Mr. Hawley was also granted options in February 1999 (see Option/SAR Grants in Last Fiscal Year, above). If Mr. Hawley's employment is terminated by the Company without cause (as defined in the Employment Agreement) he is entitled to receive his full base salary and benefits for the remaining term of the Employment Agreement. If Mr. Hawley resigns from the Company upon a change in control (as defined in the Employment Agreement) he is entitled to a lump sum payment equal to the greater of (i) the remaining amounts that would be payable to him under the Employment Agreement and (ii) $275,000. Furthermore, the Company agreed to grant Mr. Hawley an option to purchase 1,234,000 shares of Common Stock at an exercise price of $1.00 per share with vesting over three years. In the event of a change in control, the right to exercise the options would accelerate. Mr. Hawley is also entitled to all other benefits of employment available to executive officers of the Company generally, including bonuses, retirement, vacation, deferred compensation, employee discount, and various health related benefits.

     The Company has entered into agreements with Messrs. Burton, Friedman, McTaggart, Beale and Tabar, as well as several other officers and employees of the Company, providing for the payment of severance benefits equal to such officers' or employees' monthly salary plus benefits for up to 12 months if terminated without cause.

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") of Krause's Furniture, Inc. (the "Company"), has met three times during fiscal year 1999. At the meetings, the Committee reviewed and made recommendations to the Board of Directors on compensation for the Company's executive officers.

     In making its recommendations, the Committee took into account many factors in determining aggregate compensation, including awards of stock options and a proposed management bonus program. The factors considered by the Committee include (1) the financial results of the Company for the preceding fiscal year,
(2) the performance of the Company's stock, (3) the experience level and performance of the executive officers, (4) the compensation paid to executive officers in prior years and (5) compensation of executive officers employed by companies in industries similar to that of the Company. The committee also considered and intended to set executive compensation policies in order to preserve qualifying compensation deductions under 162(m) of the Internal Revenue Code which could limit certain deductions for executive compensation.

     The Committee awarded stock options to employees based on salary levels, special circumstances such as promotions and contractual commitments, and performance, experience and level of responsibility of each executive. The Company's executive officers have a significant equity ownership in the Company, and the Committee is of the view that this has been and continues to be a key factor in focusing the efforts of management in building shareholder value.

     In 1999, the compensation to executive officers was comprised of (1) annual salary, and (2) other employee benefits, including stock options, which are described in the Proxy Statement.

     Philip M. Hawley, the Chief Executive Officer of the Company, received compensation according to the terms of his employment agreement with the Company. This employment agreement was negotiated at arm's length with General Electric Capital Corporation in 1996. Mr. Hawley's salary was increased by the Compensation Committee effective February 1, 1999, to $275,000.

     The Committee on February 23, 1999, March 18, 1999 and on September 8, 1999, awarded stock option grants to various members of the senior management staff of the Company.

     The members of the Compensation Committee are Kamal Abdelnour, John A. Gavin, Peter H. Dailey and Jeffrey H. Coats.

                               PERFORMANCE GRAPHS

             KRAUSE'S FURNITURE, INC., NASDAQ (U.S. COMPANIES) AND NYSE/AMEX/NASDAQ STOCKS (HOME FURNITURE AND FURNISHINGS STORES)
COMPARISON OF CUMULATIVE TOTAL RETURN FROM JANUARY 27, 1995 TO DECEMBER 26, 1999 PERFORMANCE GRAPH

                                                   KRAUSE'S FURNITURE,        AMEX STOCK MARKET (US         NYSE/AMEX/NASDAQ
                                                          INC.                      COMPANIES                    STOCKS
                                                   -------------------        ---------------------         ----------------
01/27/95                                                 100.00                      100.00                      100.00
01/26/96                                                  42.40                      123.40                       79.90
01/31/97                                                  32.30                      130.20                      100.80
01/30/98                                                  40.40                      156.30                      160.20
01/29/99                                                  24.20                      178.30                      158.60
12/23/99                                                  36.40                      207.70                      142.50

     The above graph shows the cumulative total return assuming $100 invested on January 27, 1995.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors are Kamal G. Abdelnour, President and Chief Executive Officer of ATCO Development, Inc.; John A. Gavin, founder and Chairman of Gamma Holdings and Partner and Managing Director of Hicks, Muse, Tate and Forst (Latin America); Peter H. Dailey, a Principal of Enniskerry Financial, Ltd.; and Jeffrey H. Coats, Managing Director of TH Lee Global Internet Partners, L.P. Mr. Abdelnour is Chairman of the Compensation Committee.

     All decisions with respect to compensation were either made or ratified by the current Committee. There were no interlocks.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1999, 1998 and 1997 a number of transactions occurred between the Company and its subsidiaries and certain directors and their affiliates. The Company believes that each such arrangement was as fair as could have been obtained from unaffiliated persons.

       SALE OF THE SERIES A CONVERTIBLE PREFERRED STOCK OF KRAUSE'S, INC.

GECC

     On January 14, 2000, GE Capital Equity Investments, Inc., an affiliate of General Electric Capital Corporation ("GECC"), purchased 20,000 shares of Series A Convertible Preferred Stock of the Company at a purchase price of $1 million. GECC is the largest stockholder of the Company, with beneficial ownership of 8,169,231 shares of common stock, comprising 32.4% of the company's issued and outstanding common stock. (Those numbers are as of March 31, 2000. They give effect to warrants and other rights to acquire common stock of the company exercisable within sixty days, but not the conversion of the Series A Convertible Preferred Stock.)

     George L. Hashbarger, a vice president of GE Capital Equity Investments, Inc., is a member of the Company's Board of Directors. He did not participate in the Board's vote to approve the sale of the Series A Convertible Preferred Stock.

TH LEE GLOBAL INTERNET PARTNERS, L.P.

     On January 14, 2000, TH Lee.Putnam Internet Partners, L.P., and TH Lee.Putnam Internet Parallel Partners, L.P., affiliates of TH Lee Global Internet Partners, L.P. ("TH Lee"), purchased a total of 260,000 shares of Series A Convertible Preferred Stock of the Company at a purchase price of $13 million. Jeffrey H. Coats, a managing director of TH Lee Global Internet Partners, L.P., is a member of the Company's Board of Directors. He did not participate in the Board's vote to approve the sale of the Series A Convertible Preferred Stock.

                               OTHER TRANSACTIONS

     Private Label Credit Card Program with Monogram Credit Card Bank of Georgia (an Affiliate of GECC). In April 1997, the Company entered into an agreement with Monogram Credit Card Bank of Georgia ("Monogram"), an affiliate of GECC, pursuant to which Monogram provides a customized credit program to the Company. Under this program, approved customers of the Company are able to purchase products on credit through a credit card issued by Monogram. Monogram purchases each credit from the Company and bears the risk of loss on such credit purchases. The program is for an initial term of five years and will automatically renew for consecutive five-year terms unless terminated by either party at least six months prior to the end of any such five-year term.

     Succession Agreement. In December 1997, a Succession Agreement was entered into by the Company and the following stockholders: Philip M. Hawley, its Chairman, his sons John F. Hawley and Dr. Philip M. Hawley, Jr., GECC and Permal Capital Management. The parties to the Succession Agreement agreed that if Philip M. Hawley ceases to serve on the Board of Directors, the stockholder parties would take all necessary action to ensure that John F. Hawley, or his nominee if he is unavailable, is elected to serve as a director. Furthermore, GECC and each of the members of the Hawley Group agreed to cooperate in connection with the acquisition, by either, of Common Stock held by the Permal Group. The agreement will continue as long as the Hawley Group owns an aggregate of at least 1,000,000 shares of Common Stock.

                                 PROPOSAL NO. 2

            TO APPROVE AN AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN
              INCREASING THE NUMBER OF SHARES THAT MAY BE AWARDED
              BY 2,500,000 SHARES, TO A TOTAL OF 4,500,000 SHARES

PROPOSAL TO AMEND THE KRAUSE'S FURNITURE, INC. 1997 STOCK INCENTIVE PLAN

     The Company's Board of Directors has unanimously approved an amendment to The Krause's Furniture, Inc. 1997 Stock Incentive Plan (the "Incentive Plan") to increase the number of shares of common stock reserved for issuance thereunder from 2,000,000 to 4,500,000 and has recommended the amendment to the stockholders.

     As of the Record Date, of the 2,000,000 shares of common stock currently reserved under the Incentive Plan, 430,000 shares of common stock were available for future grants under the Incentive Plan. With aggregate annual grants of options averaging 531,000 shares over the last three years, the Board believes it is prudent to increase the number of shares available for future grants. In addition, the Board believes that there may be circumstances (including, but not limited to, special awards to existing employees and awards to senior level executive officers as part of a package of benefits offered to induce them to join the Company) in which it would be appropriate to award an individual options to purchase shares and, therefore, is requesting the flexibility to increase the number of shares available for future grants.

     The Board believes that the grant of stock options to officers and key employees of the Company and its subsidiaries is a vital factor in attracting and retaining effective and capable employees who contribute to the growth and success of the Company. Proceeds received by the Company upon exercise of the options granted under the Incentive Plan are available for general corporate purposes. It is not possible at this time to determine the number or identity of all of the individuals who will be eligible for the grants of stock options under the Incentive Plan on or prior to January 19, 2007.

     Set forth below is a summary of certain of the provisions of the Incentive Plan and the tax consequences to the Company and employees who receive stock options under the Incentive Plan.

     The Board adopted the Incentive Plan effective as of January 20, 1997, and the Shareholders approved the Incentive Plan at the annual meeting on May 29, 1997. To date, the Compensation Committee has granted options covering an aggregate of 1,570,000 shares of common stock under the Incentive Plan.

     In addition to the grants described above, Messrs. Abdelnour, DeLitto, Dailey, and Gavin, each of whom is a non-employee director of the Company, have received annual grants of deferred stock units. Beginning in 1999, Mr. Coats also received annual grants of deferred stock units. These grants are made automatically under the Incentive Plan and are not subject to the approval of the Compensation Committee. Each grant provides for the award of a number of deferred stock units determined by dividing $10,000 by the fair market value of a share of the Company's Common Stock on the date of the award. Actual issuance of stock is deferred until after a participating director ceases to serve as a director of the Company.

     The Incentive Plan is intended to enable the Company to enhance its ability to provide key employees, consultants and directors with meaningful awards and incentives commensurate with their contributions and competitive with those offered by other employers. It will also increase stockholder value by further aligning the interests of key employees, consultants and directors with the interests of the Company's stockholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. The Board of Directors believes that the Company's long term success is dependent upon the ability of the Company to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company.

     A total of 4,500,000 shares of Common Stock, including the shares added by the proposed amendment (the "Shares"), which is equal to 20.4% of the Shares outstanding as of the Record Date, have been reserved for issuance under the Incentive Plan. The Incentive Plan will terminate on January 19, 2007, unless earlier terminated by the Board.

PROPOSED AMENDMENT

     The proposed amendment to the 1997 Plan would revise the terms of Section 3(a) to read as follows:

          "(a) Subject to the provisions of Section 11, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is four million five hundred thousand (4,500,000). The shares to be issued pursuant to Awards may be authorized but unissued, or reacquired Common Stock."

     Other than the increase in the number of shares of common stock reserved for issuance pursuant to options, no additional amendments to the plan are contemplated at this time.

     The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for adoption of Proposal No. 2. For purposes of the vote on Proposal 2, abstentions will have the same effect as votes against the proposal and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

     A general description of the principal terms of the Incentive Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the Incentive Plan, a copy of which, as it is proposed to be amended, is attached to this Proxy Statement as Appendix A and is incorporated by reference herein.

GENERAL DESCRIPTION

     The Incentive Plan provides for the grant of (i) Shares, (ii) an option, an SAR or similar right with an exercise or conversion privilege at a fixed or variable price related to the Common Stock and/or the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Common Stock of the Company to employees and consultants, and for automatic grants of deferred stock units to participating outside Directors (collectively, the "Awards"). The maximum number of Shares with respect to which options and SARs may be granted to an employee of the Company during a fiscal year of the Company is 1,500,000 Shares.

     The Incentive Plan is administered, with respect to grants to directors, officers, consultants, and other employees, by the plan administrator (the "Administrator"), defined as the Board or one or more committees designated by the Board. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Awards of deferred stock units to participating outside Directors are automatic, but to the extent that any administration is required, they will be administered by the Board.

     The Board of Directors may at any time amend, suspend or terminate the Incentive Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein, the Company shall obtain stockholder approval of any amendment to the Incentive Plan in such a manner and to such a degree as required.

     Stock options granted under the Incentive Plan may be either incentive stock options under the provisions of Section 422 of the Code, or non-qualified stock options. Incentive stock options may be granted only to employees of the Company or any parent or subsidiary corporation of the Company. Awards other than incentive stock options may be granted to employees and consultants.

     Under the Incentive Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the grantee only by the grantee. However, the Incentive Plan permits the designation of beneficiaries by holders of incentive stock options. Other Awards shall be transferable to the extent provided in the Award agreement.

     The Incentive Plan authorizes the Administrator to select the employers, directors and consultants of the Company to whom Awards may be granted and to determine the terms and conditions of any Award; however, the term of an incentive stock option may not be for more than 10 years (or 5 years in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company). The Incentive Plan authorizes the Administrator to grant Awards at an exercise price determined by the Administrator. In the case of incentive stock options, such price cannot be less than 100% (or 110%, in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company) of the fair market value of the Common Stock on the date the option is granted. In the case of non-qualified stock options, such price cannot be less than 100% of the fair market value of the Common Stock on the date the option is granted. Payment of the purchase price upon exercise of any Award granted under the Incentive Plan must be made in the form designated by the Administrator, which may include: (i) cash; (ii) check; (iii) delivery of a promissory note with terms acceptable to the Administrator; (iv) surrender of Shares owned by Grantee; (v) by delivery of an irrevocable direction to a securities broker to sell shares and deliver proceeds to the Company in payment for the Shares; or (vi) any combination of the foregoing. The aggregate fair market value of the Common Stock with respect to any incentive stock options that are exercisable for the first time by an eligible employee in any calendar year may not exceed $100,000. If a Grantee satisfies the exercise price of an option by having the Company withhold Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional option, with terms identical to the Award agreement under which the option was exercised, but an exercise price based upon the fair market value of the Company's stock at the time of the grant of the additional option.

     The Awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the agreements to be issued under the Incentive Plan. Except as provided in an Award agreement, the vesting schedule is accelerated and all Awards become fully vested, exercisable, and released from any restrictions on transfer and repurchase or forfeiture rights in the event of a Corporate Transaction, a Change in Control or a Subsidiary Disposition, each as defined in the Incentive Plan. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its parent or the acquiring company substitutes a satisfactory cash incentive program. The administrator of the Incentive Plan has the ability to accelerate award vesting in anticipation of a Change in Control or the disposition of a subsidiary. The Incentive Plan also permits the Administrator to include a provision whereby the grantee may elect at any time while an employee, director or consultant to exercise any part or all of the Award prior to full vesting of the Award.

     Under the Incentive Plan, the Administrator may establish one or more programs under the Incentive Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an Award. The Administrator also may establish under the Incentive Plan separate programs for the grant of particular forms of Awards to one or more classes of grantees.

     Directors who are not employees of the Company, other than one non-employee director who has indicated that he cannot accept an award because of his current employment by a stockholder of the Company, receive automatic grants of deferred stock units covering shares having a fair market value of $10,000 for each year of service as a director. These awards provide deferred compensation to directors equivalent to an investment in an equivalent amount of the Company's Common Stock, based upon the fair market value of the Company's shares on the date the award is effective. Payout of the award is made in stock following a director's retirement from the Board of Directors or death. Normally the payment occurs in five annual installments, but a director may elect to receive a single payment. In the event of a Change of Control of the Company, as defined in the Incentive Plan, the director's deferred stock account will be paid immediately in cash.

     The Incentive Plan permits the grant of Awards prior to approval of the Incentive Plan by the Stockholders. However, incentive stock options are not exercisable until such approval is obtained and, if approval is not obtained within twelve months of the date the Board adopted the Incentive Plan, previously granted incentive stock options will terminate. The Incentive Plan provides that no grant of deferred stock units to participating outside directors will be effective if the Incentive Plan is not approved by the Stockholders.

CERTAIN FEDERAL TAX CONSEQUENCES

     The following summarizes only the federal income tax consequences of stock options and shares of restricted stock granted under the Incentive Plan. State and local tax consequences may differ.

     The grant of a nonqualified stock option under the Incentive Plan will not result in any federal income tax consequences to the Optionee or to the Company. Upon exercise of a nonqualified stock option, the Optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option price and the fair market value of the Shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the Optionee. Any gain or loss on the Optionee's subsequent disposition of the Shares of Common Stock will be a capital gain or loss. The Company does not receive a tax deduction for any such gain. The maximum marginal rate at which ordinary income is taxed to individuals is currently 39.6% and the maximum rate at which long-term capital gains are taxed is 28%.

     The grant of an incentive stock option under the Incentive Plan will not result in any federal income tax consequences to the Optionee or to the Company. An Optionee recognizes no federal taxable income upon exercising an incentive stock option ("ISO") (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the Shares of Common Stock. If the optionee does not dispose of the Shares within two years after the ISO was granted, nor within one year after the ISO was exercised and Shares were purchased, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the Shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

     If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long- or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

     The "spread" under an ISO -- i.e., the difference between the fair market value of the Shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

     The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the Shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the recipient. Any gain or loss on the recipient's subsequent disposition of the Shares will receive long- or short-term capital gain or loss treatment depending on whether the Shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain. Recipients of restricted stock may make an election under Internal Revenue Code Section 83(b) to recognize as ordinary compensation income in the year that such restricted stock is granted the amount equal to the spread between the amount paid for such stock and the fair market value on date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long- or short-term capital gain. The
Section 83(b) election must be made within thirty days from the time the restricted stock is issued.

     Grants of Deferred Stock Units to directors are treated as deferred compensation taxable as ordinary income upon issuance of the Shares in satisfaction of the account. The Company is entitled to an income tax deduction in the amount of the income recognized by the director.

VOTE REQUIRED FOR APPROVAL

     Approval of the amendment to the 1997 Plan will require the affirmative vote of a majority of the votes cast in person and by proxy.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2

                                 PROPOSAL NO. 3

                      TO APPROVE KRAUSE'S FURNITURE, INC.
            SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
      DATED JANUARY 11, 2000 AND APPROVE THE TRANSACTIONS RELATED THERETO,
  INCLUDING THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE
   AUTHORIZED COMMON STOCK OF THE COMPANY TO 44,943,783 SHARES TO PERMIT THE CONVERSION OF THE SERIES A PREFERRED STOCK, AND THE AMENDMENT OF THE CERTIFICATE
           OF DESIGNATION OF THE SERIES A CONVERTIBLE PREFERRED STOCK

THE SERIES A CONVERTIBLE PREFERRED STOCK.

     On January 14 and 19, 2000, the Company completed a private placement of 380,000 shares of Series A Convertible Preferred Stock at a price of $50.00 per share. Proceeds from the private placement totaled approximately $18,700,000 after deducting legal fees and related expenses. The Securities Purchase Agreement between the Company and the purchasers of the Series A Convertible Preferred Stock requires the Company to use $10 million of the proceeds to launch the Company's business-to-business and e-commerce activities. The Company will use the balance in support of its core business of manufacturing and retailing upholstered furniture. Specifically, the Company is using those proceeds to pay down debt, to fund the opening of new showrooms, and for general corporate purposes.

     Each share of Series A Convertible Preferred Stock is convertible at any time, at the option of the holders, into approximately 45.45 shares of common stock. However, the Company does not have sufficient shares of authorized common stock to convert all the outstanding shares of the Series A Convertible Preferred Stock unless the stockholders authorize additional shares of common stock. Each share of Series A Convertible Preferred Stock has voting rights equal to approximately 45.45 shares of common stock. The holders of the Series A Convertible Preferred Stock can elect to redeem all of their shares at the original issue price of $50 per share after January 14, 2005, or fifteen days after the 2000 annual meeting if the stockholders do not authorize sufficient shares of common stock to allow for the conversion of the Series A Convertible Preferred Stock, or upon a change in control of the Company. If the Company spends a portion of the proceeds of the sale of the Series A Convertible Preferred Stock intended for e-commerce and business-to-business uses for other uses, the holders may partially redeem their shares. If assets of the Company are distributed in a voluntary or involuntary liquidation, the holders of the Series A Convertible Preferred Stock will have in aggregate a preference giving them the right to the first $19 million of assets distributed to shareholders.

     The Company has no right to call or redeem any shares of the Series A Convertible Preferred Stock. However, all of the Series A Convertible Preferred Stock will automatically convert to common stock if the company closes a firm commitment public offering of its common stock that yields at least $25 million gross cash proceeds to the Corporation at a price per share of at least $3.30. All of the Series A Convertible Preferred Stock will also automatically convert into common stock if holders of 66 2/3% of the Series A Convertible Preferred Stock vote to do so.

     The definitive documents relating to the Series A Convertible Preferred Stock are attached hereto as follows:

CERTIFICATE OF DESIGNATION OF SERIES A CONVERTIBLE PREFERRED
  STOCK OF KRAUSE'S FURNITURE, INC..........................  APPENDIX B
SERIES A CONVERTIBLE PREFERRED STOCK SECURITIES PURCHASE
  AGREEMENT.................................................  APPENDIX C
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT..........  APPENDIX D
AMENDED AND RESTATED STOCKHOLDERS AGREEMENT.................  APPENDIX E

     Stockholders should read and consider the definitive documents relating to the Series A Convertible Preferred Stock before voting on Proposal No. 3.

BACKGROUND OF THE SALE OF THE PREFERRED STOCK.

     The terms for the proposed Series A Preferred Stock were negotiated between the parties at arm's length.

     In September of 1999, TH Lee.Putnam Internet Partners, L.P. ("TH Lee") and the Company began discussing the possible formation of a strategic alliance to exploit the potential of furniture sales over the internet. TH Lee and the Company became aware of each other through Jeffrey Coats, who is a managing director of TH Lee's affiliate TH Lee Global Internet Partners, L.P., who had previously been an officer of GECC and has served on the Company's board of directors for approximately four years. TH Lee is a prominent investor and strategic partner of internet and e-commerce companies. GECC, the Company's largest common stockholder and a source of private financing in earlier stages of the Company's restructuring, also took part in these early discussions.

     The Company had already been considering expanding into business-to-business channels, in particular sales to the hospitality industry (hotels and motels). As a result, senior management found the prospect of a strategic relationship with TH Lee attractive, particularly with the additional support of GECC. Discussions about the structure of the possible relationship ensued. TH Lee and GECC expressed an interest in participating in a financing to help provide capital for the Company's expansion into the new sectors, in exchange for preferred equity securities of the Company.

     In discussions between September and November, a number of meetings took place in person and by telephone between representatives of the Company, TH Lee and GECC. During this same period, the potential investors conducted a due diligence review of the Company.

     The parties negotiated the price and terms of the proposed Series A Convertible Preferred Stock at arm's length. Senior management of the Company endeavored to obtain the best price for the Series A Convertible Preferred Stock. As the largest holder of the Company's common stock, GECC also sought terms that would not impair the value and rights of the common stock. The parties reached a preliminary understanding that the Series A Convertible Preferred Stock would have a fixed 8% dividend rate, a liquidation preference, board representation rights, redemption rights and a right to register the stock with the SEC. The parties also reached a preliminary understanding that the stock would be priced based on the average market price of the common stock into which it could be converted, averaged over a trailing 45-day period.

     In September, when TH Lee and GECC first proposed to invest in the Company to finance e-commerce and business-to-business activities, the range of closing prices of the Company's common stock was $1.50 to $1.9375. In October, the range was $0.75 to $1.875, and in November, the range was $0.8125 to $1.50.

     The parties reached a preliminary understanding that, in addition to the internet-related investment, an infusion of capital into the Company's core business would strengthen the Company's balance sheet and enhance the Company's ability to execute its strategic plan. They therefore discussed designating part of the proceeds of the sale of the Series A Convertible Preferred Stock to be applied to the Company's core business, including reducing the Company's indebtedness under its revolving credit line. Because the parties believed additional funds would be needed to fulfill the Company's strategic plans, they reached a preliminary understanding that the Company would seek additional accredited private investors to purchase shares of the Series A Convertible Preferred Stock to obtain the additional proceeds for the core business of the Company.

In total, TH Lee and its affiliates proposed to invest $10 million, while GECC proposed to invest $3 million. The Company would seek at least $2 million and as much as $6 million in additional funds from other accredited investors. Of the total proceeds, $10 million would be set aside for e-commerce and business-to-business efforts while the remainder would be used for core business purposes.

     A final term sheet was prepared by the negotiating parties on December 16, 1999. The final term sheet set the price of the preferred stock at $1.25, which was the average of the daily closing prices of the Company's common stock on the AMEX for the 45 days ending December 16, 1999. The closing price of the Company's common stock on December 16, 1999 was $1.4375. Each share of the Series A Convertible Preferred Stock would be convertible into 40 shares of common stock.

     In December and January, counsel for the parties drafted and negotiated definitive agreements for the sale of the Series A Convertible Preferred Stock based on the final term sheet. During this final negotiating process, TH Lee and GECC offered to remove any dividend rights for the Series A Convertible Preferred Stock, in exchange for a compensating reduction in price. The company and the investors considered the present value of the 8% annual accruing dividend that the prospective holders of Series A Convertible Preferred Stock were relinquishing, and agreed on a value of $0.15 per converted share. As a result, the conversion price of the Series A Convertible Preferred Stock was changed to $1.10 per share. As a result of the reduction in conversion price, a share of Series A Convertible Preferred Stock, with an issue price of $50, will be convertible into approximately 45.45 shares of common stock.

     The final Certificate of Designation and the other transaction documents for the sale of the Series A Convertible Preferred were presented to the Board of Directors for approval at a special meeting on December 29, 1999. Director George L. Hashbarger, who is an officer of GECC, and director Jeffrey Coats, who is an officer of TH Lee, recused themselves from voting. The board considered the terms of the transaction, and weighed the risks to the investors and the Company in the investment. They also considered the fact that the price of common stock on that day was $2.3125. The board noted that much lower prices had recently prevailed, including during the negotiations of the Series A Convertible Preferred Stock. It also noted that purchasers of the Series A Convertible Preferred Stock would be exposed to the risk of a drop in the market price of the common stock for at least several months.

     The Board of Directors weighed the value of the privileges of the Series A Convertible Preferred Stock against its lack of liquidity and lack of immediate convertibility into common stock. The board noted that the pricing mechanism, which was based on trading prices on the 45 days preceding the agreement on final terms, was negotiated on an arm's length basis and resulted in a price (on a converted basis) that was significantly higher than the trading price of the Company's common stock at the time negotiations began. They also noted that removing the dividend right from the preferred stock resulted in a benefit to the Company that offset the $0.15 reduction in the conversion price per share. The Board of Directors approved the price and terms of the Series A Convertible Preferred Stock and approved a Certificate of Designation to be filed with the state of Delaware to create the Series A Convertible Preferred Stock. The members of the Board of Directors who had not recused themselves unanimously approved the transaction.

     The definitive securities purchase agreement was signed on January 11, 2000, and announced to the public on the morning of January 12, 2000. On January 11, 2000, the closing price of the Company's common stock on the AMEX was $3 per share, and on January 12, 2000 it was $2.75 per share.

     Since the closing of the sale of the Series A Convertible Preferred Stock, the company has used the approximately $8,750,000 in net proceeds from the sale that are available for the Company's core business to reduce the Company's indebtedness under its revolving line of credit.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

     The Company's Certificate of Incorporation currently has authorized 35,000,000 shares of Common Stock, of which 22,050,328 are issued and outstanding and another 5,620,728 are reserved for the exercise of outstanding options and warrants, as of January 6, 2000. That leaves 7,328,944 shares of authorized common stock available for issuance. The terms of the Series A Convertible Preferred Stock provide that each share may be converted into approximately 45.45 shares of common stock, for an aggregate of 17,272,727, and require the Company to keep enough common stock authorized and reserved for conversion of the Series A Convertible Preferred Stock. The Board of Directors therefore proposes that the holders of the Company's common stock authorize an additional 9,943,783 shares of common stock, which the Board will reserve for issuance on the conversion of the Series A Convertible Preferred Stock. The total number of authorized shares of common stock will then be 44,943,783.

     If the stockholders do not authorize the additional common stock to permit conversion of the Series A Convertible Preferred Stock, then fifteen days after the annual meeting the holders of the Series A Convertible Preferred Stock may notify the Company of their redemption of all or part of their stock, specifying a date between 30 and 90 days after the notice date. As a result, the Company could be obligated to repurchase any or all of the Series A Convertible Preferred Stock, with an aggregate redemption price of up to $19,000,000. The Company has used approximately $8,750,000 of the proceeds of the offering of the Series A Convertible Preferred Stock to pay down indebtedness of its wholly owned subsidiary, Krause's Custom Crafted Furniture Corp., under its revolving line of credit with Congress Financial Corporation (Western). If the holders of the Series A Convertible Preferred Stock redeem their shares, the Company could not re-borrow the proceeds used to pay down indebtedness because covenants with Congress Financial Corporation (Western) prevent certain transfers from Krause's Custom Crafted Furniture Corp. to the Company. The Company would therefore have to seek alternative sources of financing to redeem the Series A Convertible Preferred Stock.

AMENDMENT TO THE CERTIFICATE OF DESIGNATION

     The present Certificate of Designation of the Company is attached as a part of Appendix B. Among the features of the Series A Convertible Preferred Stock is a provision in Section 6(d) of the Certificate of Designation that will cause an adjustment in the conversion price if the Company issues new common stock (or securities convertible into common stock) at a price lower than the $1.10 original conversion price of the Series A Convertible Preferred Stock. An adjustment of this type is sometimes referred to as an "anti-dilution adjustment." Section 6(d)(v)(C) excludes issuances of common stock on the exercise of enumerated existing options and warrants from the anti-dilution adjustment. However, outstanding warrants to purchase one million shares of common stock issued to GECC and Japan Omnibus Limited in 1997 (the "Performance Warrants"), which have not been exercisable until April 2000, are not enumerated in the excluded options and warrants. The Performance Warrants have an exercise price of $0.01.

     If the Certificate of Designation is not amended, when GECC and Japan Omnibus Limited exercise the Performance Warrants the conversion price of the Series A Convertible Preferred Stock will be reduced from $1.10 to $1.0528.

     Because the Company, GECC and TH Lee intended to exclude the exercise of all outstanding warrants from the anti-dilution adjustment, the Company includes in the terms of the Series A Convertible Preferred Stock presented to the Stockholders for approval an amendment to the Certificate of Designation to expressly exclude the exercise of the Performance Warrants from anti-dilution adjustment. Specifically, the Board of Directors proposes that the certificate of designation be amended and restated in its entirety, with the only change that Section 6(d)(v)(C) be replaced with the following:

          "(C) Common Stock issued or issuable upon conversion of the Series A Preferred Stock or upon exercise of all or any portion of the warrants issued before the Issue Date to purchase 3,712,045 shares of Common Stock."

     The full text of the Certificate of Designation as currently in effect is attached to this proxy statement as Appendix B.

VOTE REQUIRED FOR APPROVAL

     Approval of the issuance of the Series A Convertible Preferred Stock, including the amendment to the Certificate of Incorporation and Certificate of Designation, will require the affirmative vote of a majority of the holders of the Company's common stock. In addition, under Section 10(b) of the Certificate of Designation, the amendment to the Certificate of Designation will require the affirmative vote of 66 2/3% of the holders of the Series A Convertible Preferred Stock.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 3

                                 PROPOSAL NO. 4

          TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
      OF THE COMPANY INCREASING THE AUTHORIZED COMMON STOCK OF THE COMPANY
             TO 100,000,000 SHARES, TO MAKE ADDITIONAL COMMON STOCK
              AVAILABLE FOR THE EXERCISE OF INCENTIVE OPTIONS AND
                         FOR GENERAL CORPORATE PURPOSES

     The Company currently has 35,000,0000 shares of authorized common stock. If Proposal No. 3 is approved, the Company will have 44,943,783 authorized shares of common stock, but all of them will be either issued and outstanding or reserved for issuance on the exercise of options and warrants or the conversion of the Series A Convertible Preferred Stock. The board of directors proposes that the stockholders authorize an additional 55,056,217 shares of common stock to increase the option pool and for general corporate purposes, including future financings. This will bring the total number of authorized shares of common stock to 100,000,000.

VOTE REQUIRED FOR APPROVAL

     Approval of the amendment to the Certificate of Incorporation to increase the authorized common stock will require the affirmative vote of holders of a majority of the common stock and Series A Convertible Preferred Stock voting together on a fully converted basis.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 4

                                 PROPOSAL NO. 5

          TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
            OF THE COMPANY INCREASING THE AUTHORIZED PREFERRED STOCK
                 OF THE COMPANY BY 2,000,000 SHARES TO A TOTAL
                OF 2,666,667 SHARES IN ORDER TO MAKE ADDITIONAL
            PREFERRED STOCK AVAILABLE FOR GENERAL CORPORATE PURPOSES

     The Company currently has 666,667 authorized shares of Preferred Stock. Of that number, 450,000 have been designated Series A Convertible Preferred Stock, of which 380,000 are issued and outstanding. The Board of Directors believes that the remaining 216,667 shares are insufficient to give it the flexibility needed if the Company seeks future financings. Accordingly, the Board of Directors proposes authorizing an additional 2,000,000 shares of preferred stock for future issuance, for a total of 2,666,667 authorized shares of Preferred Stock.

     Once additional shares of Preferred Stock are authorized, the Board of Directors shall have the authority to fix and determine the relative rights and preferences of preferred shares, as well as the authority to issue shares of Preferred Stock without further stockholder approval. As a result, the Board of Directors could authorize the issuance of a series of Preferred Stock that would have preferential rights to the assets of the Company in a liquidation, a right to receive dividends before they are declared for the common stock, a right to redemption, and such other preferred provisions as the Board of Directors may, in its sole discretion, deem appropriate. This could negatively affect the value of the Company's common stock. The power of the board of directors to issue preferred stock without further approval by the stockholders could also discourage a potential acquiror of the company who might otherwise pay a premium price over the market price to acquire the Company's common stock.

VOTE REQUIRED FOR APPROVAL

     Approval of the amendment to the Certificate Incorporation to increase the authorized preferred stock will require the affirmative vote of holders of a majority of the common stock and holders of a majority of the Series A Convertible Preferred Stock, each class voting separately.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 5

                                 PROPOSAL NO. 6

         TO CONSIDER AND RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP
                   AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE
                      FISCAL YEAR ENDING DECEMBER 24, 2000

     The firm of Arthur Andersen LLP has been provisionally designated by the Board of Directors to examine the financial statements of the Company for the fiscal year ending December 24, 2000. A resolution will be presented at the Annual Meeting to retain said firm as independent public accountants to examine the financial statements for the year ending December 24, 2000. The Board may appoint a new firm of independent public accountants at any time if it believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders, by the affirmative vote of a majority of the shares represented at the Annual Meeting, do not vote to ratify the decision to retain Arthur Andersen LLP, the selection of independent public accountants will be reconsidered by the Board. Arthur Andersen LLP served as independent public accountants of the Company for fiscal year 1999. It is anticipated that a representative of Arthur Andersen LLP will be present at the Annual Meeting and will be available to answer any appropriate questions from the stockholders and will be given the opportunity to make a statement should the representative desire to do so.

VOTE REQUIRED TO APPROVE

     To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants will require the affirmative vote of holders of a majority of shares present at the meeting in person or by proxy on a fully converted basis.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 6

                                 OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report for fiscal 1999 is enclosed with this Proxy Statement.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received at the principal executive office of the Company not later than March 12, 2001, for inclusion in next year's Proxy Statement and Proxy Card. All such proposals should be in compliance with applicable Securities and Exchange Commission regulations. Nominations for director intended to be presented at the 2001 Annual Meeting of Stockholders must be received at the principal executive office of the Company not later than March 27, 2001, for inclusion in next year's Proxy Statement and Proxy Card.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ JUDITH OLSON LASKER
                                          JUDITH OLSON LASKER
                                          Secretary

Dated: April 20, 2000.

                                                                      APPENDIX A

                            KRAUSE'S FURNITURE, INC.

                           1997 STOCK INCENTIVE PLAN

     1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Officers, Directors and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Account" means a bookkeeping account established for a Participant under Section 6.

          (b) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

          (c) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

          (d) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

          (e) "Award" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, Deferred Stock Unit or other right or benefit under the Plan.

          (f) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

          (g) "Beneficiary" means a Grantee's beneficiary, designated in writing and in a form and manner satisfactory to the Administrator, or if a Grantee fails to designate a beneficiary, or if the Grantee's designated Beneficiary predeceases the Grantee, the Grantee's estate.

          (h) "Board" means the Board of Directors of the Company.

          (i) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

             (1) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

             (2) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

          (j) "Closing Price" shall mean, for any trading day, the closing price of a Share on the market then used to determine Fair Market Value.

          (k) "Code" means the Internal Revenue Code of 1986, as amended.

          (l) "Committee" means any committee appointed by the Board to administer the Plan.

          (m) "Common Stock" means the common stock of the Company.

          (n) "Company" means Krause's Furniture, Inc., a Delaware corporation.

          (o) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services as an independent contractor and is compensated for such services.

          (p) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six
     (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

          (q) "Continuous Status as an Employee, Officer, Director or Consultant" means that the employment, officer, director or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed the time permitted in the Company's personnel policies published from time to time, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

          (r) "Corporate Transaction" means any of the following stockholder-approved transactions to which the Company is a party:

             (1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

             (2) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

             (3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

          (s) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

          (t) "Deferred Stock Unit" means a hypothetical share of Common Stock as described in Section 6.

          (u) "Director" means a member of the Board.

          (v) "Dividend Equivalent Right" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

          (w) "Effective Date" means the date when this Plan has been adopted by the Board.

          (x) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Parent or Subsidiary of the Company for purposes of Section 422 of the Code. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (y) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (z) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (1) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the NASDAQ National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing prices of a Share on the NASDAQ Small Cap Market for the three trading days prior to the time of the determination (or, if no such prices were reported on one or more of such days, on the last three days on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

             (2) In the absence of an established market of the type described in (1), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith.

          (aa) "Grantee" means an Employee, Director or Consultant who receives an Award under the Plan.

          (bb) "Incentive Stock Option" means an option intended to qualify as an Incentive Stock Option under Section 422 of the Code.

          (cc) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (dd) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (ee) "Option" means a stock option granted pursuant to the Plan.

          (ff) "Outside Director" means a Director who is not the beneficial owner of ten percent (10%) or more of the Company's stock of any class or an employee of the Company or of any Subsidiary.

          (gg) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (hh) "Participating Outside Director" means an Outside Director who has not indicated in writing to the Company prior to the date of an Award under Section 6 the he or she cannot or does not wish to participate in the deferred stock program described in Section 6.

          (ii) "Payment Commencement Date" means the first business day of the Plan Year immediately following the Plan Year in which the Outside Director terminates service as a member of the Board.

          (jj) "Performance -- Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

          (kk) "Performance Shares" means Shares or an award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

          (ll) "Performance Units" means an award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

          (mm) "Plan" means this 1997 Stock Incentive Plan.

          (nn) "Plan Year" means the calendar year.

          (oo) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

          (pp) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

          (qq) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

          (rr) "Share" means a share of the Common Stock.

          (ss) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (tt) "Subsidiary Disposition" means the disposition by the Company of its equity holdings in any subsidiary corporation effected by a merger or consolidation involving that subsidiary corporation, the sale of all or substantially all of the assets of that subsidiary corporation or the Company's sale or distribution of substantially all of the outstanding capital stock of such subsidiary corporation.

     3. Stock Subject to the Plan.

     (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is four million five hundred thousand (4,500,000).(1) The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

     (b) If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Award exchange program, or if any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such unissued or retained Shares shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

     (a) Plan Administrator.

          (1) Administration with Respect to Directors and Officers. With respect to grants of Awards to Officers, Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board to serve at the pleasure of the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all members of the Committee, shall be the valid acts of the Committee.

          (2) Administration With Respect to Consultants and Other
     Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority by requiring that such Awards must be reported to and ratified by the Board or a Committee within six (6) months of the grant date, and if so ratified, shall be effective as of the grant date.

---------------

  (1)Resolution regarding increase of shares from 2,000,000 to 4,500,000 approved on April 20, 2000 board meeting. Resolution regarding increase of shares from 1,000,000 to 2,000,000 approved on May 27, 1999 board meeting.

          (3) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

          (4) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

          (5) Notwithstanding the foregoing and any designation of the Administrator by the Board, Awards made under Section 6 shall be administered exclusively by the Board, except as is specifically otherwise provided in Section 6.

     (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

          (1) to select the Employees, Officers, Directors and Consultants to whom Awards may be granted from time to time hereunder;

          (2) to determine whether and to what extent Awards are granted hereunder;

          (3) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

          (4) to approve forms of Award Agreement for use under the Plan;

          (5) to determine the terms and conditions of any Award granted hereunder;

          (6) to amend the terms of any outstanding Award granted under the Plan, including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent; provided, however, that the Administrator may not amend the terms of any outstanding option to reduce the purchase price of the Shares covered by such option without the consent of the stockholders then sufficient to approve the Plan in the first instance. The Administrator may, with the Optionee's written consent, cancel any outstanding stock option or accept any outstanding stock option in exchange for a new option; provided, however, that the Administrator may not cancel any outstanding option and replace such canceled option with any option or options having a purchase price of the Shares covered by such option or options which is lower than that of the canceled option without the consent of the stockholders then sufficient to approve the Plan in the first instance.

          (7) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

          (8) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

          (9) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

     (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

     5. Eligibility. Awards, other than Incentive Stock Options, may be granted to Employees, Officers, Directors and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Officer, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards; provided, however, Outside Directors shall not be eligible for any award under this plan other than those provided for in Section 6. Awards may be granted to such Employees of the Company and its subsidiaries who are residing in foreign jurisdictions as the Administrator may determine from time to time.

     6. Automatic Awards of Deferred Stock Units to Outside Directors.

          (a) As of the Effective Date and as of the last day of each Plan Year, the Company shall credit Deferred Stock Units to each participating Outside Director's Deferred Stock Unit Account equal to the number of Deferred Stock Units determined by dividing Ten Thousand Dollars ($10,000) by the Fair Market Value of a Share on the date of the Award. In the case of a Participating Outside Director whose service as an Outside Director terminates during the Plan Year, the applicable dollar amount shall be determined by multiplying Ten Thousand Dollars ($10,000) by a fraction, the numerator of which shall be the number of full calendar quarters of service as an Outside Director completed by the Participating Outside Director during the Plan Year and the denominator of which shall be four.

          (b) A separate Account under the Plan shall be established for each Participating Outside Director. Such Account shall be (i) credited with the amounts credited in accordance with paragraph (a), (ii) credited (or charged, as the case may be) with the investment results determined in accordance with paragraph (c) and (iii) charged with the amounts paid by the Plan to or on behalf of the Participating Outside Director in accordance with paragraph (e). Within each Participating Outside Director's Account, separate subaccounts shall be maintained to the extent the Administrator determines them to be necessary or useful in the administration of the Plan.

          (c) A Participating Outside Director's Deferred Stock Unit Account shall be treated as if it were invested in Deferred Stock Units that are equivalent in value to the fair market value of shares of Company Common Stock in accordance with the following rules:

             (1) Deemed Reinvestment Of Dividends. The number of Deferred Stock Units credited to a Participating Outside Director's Deferred Stock Unit Account shall be increased on each date on which a dividend is paid on Company Common Stock. The number of additional Deferred Stock Units credited to a Participating Outside Director's Deferred Stock Unit Account as a result of such increase shall be determined by (i) multiplying the total number of Deferred Stock Units (excluding fractional Deferred Stock Units) credited to the Participating Outside Director's Deferred Stock Unit Account immediately before such increase by the amount of the dividend paid per share of Company Common Stock on the dividend payment date, and (ii) dividing the product so determined by the Fair Market Value of a Share on the dividend payment date.

             (2) Conversion Out of Deferred Stock Units. The dollar value of the Deferred Stock Units credited to a Participating Outside Director's Deferred Stock Unit Account on any date shall be determined by multiplying the number of Deferred Stock Units (including fractional Deferred Stock Units) credited to the Participating Outside Director's Deferred Stock Unit Account by the Fair Market Value of a Share on that date.

             (3) Effect of Recapitalization. In the event of a transaction or event described in this subparagraph (3), the number of Deferred Stock Units credited to a Participating Outside Director's Deferred Stock Unit Account shall be adjusted in such manner as the Board, in its sole discretion, deems equitable. A transaction or event is described in this subparagraph (3) if (x) it is a dividend (other than regular quarterly dividends) or other distribution (whether in the form of cash, shares, other securities, or other property), extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, repurchase, or exchange of shares or other securities, the issuance or exercisability of stock purchase rights, the issuance of warrants or other rights to purchase shares or other securities, or other similar corporate transaction or event and (y) the Board determines that such transaction or event affects the shares of Company Common Stock, such that an adjustment pursuant to this paragraph (3) is appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

             (4) Change in Deemed Investment Election. A Participating Outside Director who elects to receive distribution of his or her Accounts in annual installments will continue to have his or her Deferred Stock Unit Account credited with Deferred Stock Units during the installment period.

          (d) Each Account established under this Section 6 shall be maintained for bookkeeping purposes only. Neither the Plan nor any of the Accounts established under the Plan shall hold any actual funds or assets. The Deferred Stock Units established hereunder shall be used solely to determine the amounts to be paid hereunder, shall not be or represent an equity security of the Company, shall not be convertible into or otherwise entitle a Participating Outside Director to acquire an equity security of the Company and shall not carry any voting or dividend rights.

          (e) Payments shall be made as follows:

             (1) Amounts credited to a Participating Outside Director's Deferred Stock Unit Account shall be paid in shares of Company Common Stock, except that a cash payment will be made with any final installment for any fraction of a Deferred Stock Unit remaining in the Participating Outside Director's Account. Such fractional Deferred Stock Unit shall be valued at the Closing Price on the date of settlement. The right of any person to receive one or more payments under this Section 6 shall be an unsecured claim against the general assets of the Company.

             (2) Payments to a Participating Outside Director with respect to the Participating Outside Director's Account shall begin as of the Participating Outside Director's Payment Commencement Date; provided that if a Participating Outside Director dies before the Participating Outside Director's Payment Commencement Date, payment of the entire value of the Participating Outside Director's Account shall be made to the Participating Outside Director's Beneficiary in accordance with the provisions of subparagraphs (3) or (4), whichever is applicable, after the Administrator receives all documents and other information that it requests in connection with the payment.

             (3) Five Annual Installments. A Participating Outside Director shall receive his or her Account in five annual installments unless the Participating Outside Director elects to receive his or her benefits under the Plan in the form of a lump-sum payment in accordance with subparagraph (4), below. Annual installments shall be payable to the Participating Outside Director beginning as of the Payment Commencement Date and continuing as of each Payment Anniversary Date thereafter until all installments have been paid. The first annual installment shall equal one-fifth ( 1/5) of the value of the Participating Outside Director's Account(s), determined as of the Payment Commencement Date. Each successive annual installment shall equal the value of the Participating Outside Director's Account(s), determined as of the Payment Anniversary Date, multiplied by a fraction, the numerator of which is one, and the denominator of which is the excess of five over the number of installment payments previously made (i.e., 1/4, 1/3, etc.). If the Participating Outside Director dies before the Participating Outside Director's Payment Commencement Date, or after the Participating Outside Director's Payment Commencement Date but before all five installments have been paid, the remaining installments shall be paid to the Participating Outside Director's Beneficiary in accordance with the schedule in this subparagraph (3).

             (4) Lump Sum. A Participating Outside Director may elect to receive his or her Account under the Plan in the form of a lump-sum payment in lieu of the five installment payments determined under subparagraph (3), above. The lump sum shall be payable to the Participating Outside Director in shares of Company Common Stock on the Payment Commencement Date. An election under this subparagraph (4) shall be made in a form and manner satisfactory to the Board and shall be effective as to the Participating Outside Director only if made prior to termination of service with the Board of Directors. If the Participating Outside Director dies before his or her Payment Commencement Date having elected to receive benefits in the form of a lump sum, a lump sum payment shall be made to the Participating Outside Director's Beneficiary on the Payment Commencement Date.

          (f) Notwithstanding any other provision in this Section 6 or in any other Section of the Plan to the contrary, the value of a Participating Outside Director's Account shall be paid to the Participating Outside Director in a lump-sum cash payment on the occurrence of a Change in Control or as soon thereafter as practicable, but in no event later than five days after a Change in Control. For purposes of payments under this paragraph (f), the value of a Deferred Stock Unit shall be computed as the greater of (1) the Closing Price of a Share on or nearest the date on which the Change of Control is deemed to occur, or (2) the highest per Share price for Shares actually paid in connection with the Change of Control.

          (g) The Board may amend, suspend, or terminate the provisions of this
     Section 6 at any time; provided that no amendment, suspension, or termination of this Section 6 shall, without a Participating Outside Director's consent, reduce the Participating Outside Director's benefits accrued under this Section 6 before the date of such amendment, suspension, or termination. If this Section 6 is terminated in accordance with this paragraph (g), the terms of the Plan as in effect immediately before termination shall determine the right to payment in respect of any amounts that remain credited to a Participating Outside Director's Account upon termination.

          (h) The Board shall furnish an annual statement to each Participating Outside Director or, if the Participating Outside Director is deceased, the Participating Outside Director's Beneficiary, reporting the value of the Participating Outside Director's Account as of the end of the most recent Plan Year.

          (i) The Board may delegate to officers of the Company any and all authority with which it is vested under this Section 6, and the Board may allocate its responsibilities under this Section 6 among its members.

          (j) No payment due under this Section 6 shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge in any other way. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge such payment in any other way shall be void. No such payment or interest therein shall be liable for or subject to the debts, contracts, liabilities, or torts of any Participating Outside Director or Beneficiary. If any Participating Outside Director or Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge in any other way any payment under the Plan, the Board may direct that such payment be suspended and that all future payments to which such Participating Outside Director or Beneficiary otherwise would be entitled be held and applied for the benefit of such person, the person's children or other dependents, or any of them, in such manner and in such proportions as the Board may deem proper.

          (k) Nothing in this Section 6 shall confer upon any person the right to continue to serve as a member of the Board or to participate in the Plan, including this Section 6, other than in accordance with its terms.

          (l) The Board may make any appropriate arrangements to deduct from all credits and payments under this Section 6 any taxes that the Board reasonably determines to be required by law to be withheld from such credits and payments.

          (m) If the Board determines, upon evidence satisfactory to the Board, that any Participating Outside Director or Beneficiary to whom a benefit is payable under this Section 6 is unable to care for his or her affairs because of illness or accident or otherwise, any payment due under this
     Section 6 (unless prior claim therefor shall have been made by a duly authorized guardian or other legal representative) may be paid, upon appropriate indemnification of the Board and the Company, to the spouse of the Participating Outside Director or Beneficiary or other person deemed by the Board to have incurred expenses for the benefit of and on behalf of such Participating Outside Director or Beneficiary. Any such payment shall be a complete discharge of any liability under this Section 6 with respect to the amount so paid.

          (n) Each Participating Outside Director and Beneficiary entitled to receive a payment under this Section 6 shall keep the Board advised of his or her current address. If the Board is unable for a period of 36 months to locate a Participating Outside Director or Beneficiary to whom a payment is due under the

     Plan, commencing with the first day of the month as of which such payment first comes due, the total amount payable to such Participating Outside Director or Beneficiary shall be forfeited. Should such a Participating Outside Director or Beneficiary subsequently contact the Board requesting payment, the Board shall, upon receipt of all documents and other information that it might request in connection with the payment, restore and pay the forfeited payment in a lump sum, the value of which shall not be adjusted to reflect any interest or other type of investment earnings or gains for the period of forfeiture.

          (o) NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS SECTION 6, THE PROVISIONS OF THIS SECTION 6 SHALL NOT BE EFFECTIVE IF A MAJORITY OF THE SHAREHOLDERS PRESENT IN PERSON OR BY PROXY AT A DULY CONVENED MEETING OF SHAREHOLDERS OF THE COMPANY DO NOT APPROVE THE PLAN. IF SUCH APPROVAL IS NOT OBTAINED WITHIN TWELVE MONTHS FOLLOWING THE EFFECTIVE DATE PARTICIPATING OUTSIDE DIRECTORS SHALL HAVE NO RIGHTS HEREUNDER AND ALL GRANTS SHALL BE OF NO FORCE OR EFFECT WHATSOEVER.

     7. Terms and Conditions of Awards.

     (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Officer, Director (other than an Outside Director) or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with an exercise or conversion privilege at a fixed or variable price related to the Common Stock and/or the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Common Stock. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two or more of them in any combination or alternative.

     (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

     (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

     (d) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts or Shares so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

     (e) Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as established by the Administrator from time to time.

     (f) Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Employee in any fiscal year of the Company shall be one million five hundred thousand (1,500,000) Shares(2). The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 11, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to an Employee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Employee. For this purpose, the repricing of an Option (or in the case of a SAR, the reduction of the base amount on which the stock appreciation is calculated to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

     (g) Early Exercise. The Award may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Officer, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or to any other restriction the Administrator determines to be appropriate.

     (h) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

     (i) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable to the extent provided in the Award Agreement.

     (j) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Officer, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

     8. Award Exercise or Purchase Price, Consideration, Taxes and Reload
Options.

          (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

             (1) In the case of an Incentive Stock Option:

                (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

---------------

  (2)Resolution to increase the maximum number of shares from 200,000 shares to up to 1,500,000 shares was approved on May 27, 1999 board meeting.

             (2) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

             (3) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

             (4) In the case of other Awards, such price as is determined by the Administrator.

          (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

             (1) cash;

             (2) check;

             (3) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines is appropriate;

             (4) surrender of Shares (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

             (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Award and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

             (6) any combination of the foregoing methods of payment.

          (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations. Upon an Optionee's exercise of a stock option, the Company may satisfy its withholding by withholding from such Optionee or requiring the Optionee to surrender Shares sufficient to satisfy federal, state and local income and employment tax withholding obligations.

          (d) Reload Options. In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee's employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

     9. Exercise of Award.

          (a) Procedure for Exercise; Rights as a Stockholder.

             (1) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

             (2) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 11, below.

          (b) Exercise of Award Following Termination of Employment, Officer, Director or Consulting Relationship.

             (1) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Status as an Employee, Officer, Director or Consultant only to the extent provided in the Award Agreement.

             (2) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Status as an Employee, Officer, Director or Consultant for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

          (c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

     10. Conditions Upon Issuance of Shares.

     (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     11. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

     12. Corporate Transactions/Changes in Control/Subsidiary Dispositions.

     (a) In the event of any Corporate Transaction, each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Award. However, an outstanding Award under the Plan shall not so fully vest and be exercisable and released from such limitations if and to the extent: (i) such Award is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or Parent thereof or to be replaced with a comparable Award with respect to shares of the capital stock of the successor corporation or Parent thereof, (ii) such Award is to be replaced with a cash incentive program of the successor corporation which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award or (iii) the vesting, exercisability and release from such limitations of such Award is subject to other limitations imposed by the Administrator at the time of the grant of the Award. The determination of Award comparability under clause (i) above shall be made by the Administrator, and its determination shall be final, binding and conclusive. The Administrator also shall have the authority to grant Awards under the Plan that are to automatically vest and be fully exercisable and released from such limitations in whole or in part immediately prior to the Corporate Transaction or upon the subsequent termination of the Continuous Status as an Employee or Consultant of the Grantee, whether or not the Award is otherwise to be assumed or replaced in connection with the consummation of such Corporate Transaction.

     (b) Effective upon the consummation of the Corporate Transaction, all outstanding Awards under the Plan shall terminate and cease to remain outstanding, except to the extent assumed by the successor company or its Parent. Notwithstanding the foregoing, the Administrator, in its discretion, may prevent the acceleration of vesting and release from any restrictions on transfer and repurchase or forfeiture rights of any outstanding Award with respect to any Corporate Transaction.

     (c) The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Change in Control (other than a Change in Control which is also a Corporate Transaction) or at the time of an actual Change in Control and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on such Awards, in connection with a Change in Control. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Status as an Employee or Consultant of the Grantee within a specified period following the effective date of the Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

     (d) The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Subsidiary Disposition or at the time of an actual Subsidiary Disposition and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on such Awards, in connection with a Subsidiary Disposition, but only with respect to those Grantees who are at the time engaged primarily in Continuous Service as an Employee or Consultant with the subsidiary corporation involved in such Subsidiary Disposition. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the affected Grantee's Continuous Service as an Employee or Consultant with that subsidiary corporation within a specified period following the effective date of the Subsidiary Disposition. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award.

     13. Term of Plan. Subject to approval of the Plan by the stockholders of the Company within twelve months of the date of its adoption by the Board, the Plan shall become effective immediately upon its adoption by the Board. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated.

     14. Amendment, Suspension or Termination of the Plan.

     (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

     (c) Any amendment, suspension or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

     15. Reservation of Shares.

     (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. No Effect on Terms of Employment. The Plan shall not confer upon any Grantee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall terminate.

                                                                      APPENDIX B

                           CERTIFICATE OF DESIGNATION
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                            KRAUSE'S FURNITURE, INC.
                            ------------------------

                         PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
                            ------------------------

     Krause's Furniture, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "DGCL"), certifies as follows:

          FIRST: The Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") authorizes the issuance of Six Hundred Sixty Six Thousand, Six Hundred Sixty-Seven (666,667) shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock"), and further provides that Preferred Stock may be issued in one or more series and the number of shares, designations, preferences, rights and restrictions of each series as shall be fixed by resolution or resolutions adopted by the Board of Directors prior to the issuance of any shares of a particular series of Preferred Stock.

          SECOND: The Board of Directors of the Corporation, at a special meeting of the Board of Directors on January 12, 2000 did duly adopt the following resolutions authorizing the creation and issuance of up to 450,000 shares of a series of Preferred Stock to be known as "Series A Convertible Preferred Stock."

     RESOLVED that, pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation, a series of the class of authorized Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of the Corporation is hereby created, such series to consist of 450,000 shares, which shall be designated as Series A Convertible Preferred Stock ("Series A Preferred Stock"), having the following designations, preferences, rights, qualifications, powers, privileges, limitations and restrictions of the shares of such series:

     1. Certain Definitions. Unless the context otherwise requires, the terms defined in this paragraph 1 shall have, for all purposes of this resolution, the meanings herein specified.

     Adjusted E-Commerce Proceeds as of any date shall mean $10,000,000 less any amounts spent on or prior to such date for E-Commerce Proceed Uses (as defined in the Securities Purchase Agreement) either (a) in accordance with the E-Commerce Plan (as defined in the Securities Purchase Agreement) or (b) otherwise as consented to in writing by THLi.

     Affiliate shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     Change of Control shall mean:

          (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
     Act) of more than 30% of the combined voting power of the then outstanding Voting Securities of the Corporation entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by (i) the Corporation or any of its subsidiaries, (ii) any employee benefit plan (or related trust) of the Corporation or its subsidiaries, (iii) any corporation with respect to which, following such acquisition, a majority of the combined voting power of the then outstanding Voting Securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by individuals and entities who were the beneficial owners of Voting Securities of the Corporation immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the combined voting power of the then outstanding Voting Securities of the Corporation entitled to vote generally in the election of directors, (iv) GECC or an Affiliate of GECC or (v) THLi or an Affiliate of THLi; or

          (b) a reorganization, merger or consolidation, in each case, with respect to which all or substantially all the individuals and entities who were the respective beneficial owners of the Voting Securities of the Corporation immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding Voting Securities entitled to vote generally in the election of directors of the corporation resulting from such reorganization, merger or consolidation; or

          (c) the sale or other disposition of a majority or more of the consolidated assets or property of the Corporation and its subsidiaries in one transaction or series of related transactions;

provided, however, that a "Change of Control" as defined in either (b) or (c) above shall not include any transaction among GECC or any Affiliate of GECC, THLi or any Affiliate THLi, and the Corporation.

     Common Stock shall mean all shares now or hereafter authorized of any class of Common Stock of the Corporation and any other stock of the Corporation, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

     Conversion Price shall mean the price per share of Common Stock used to determine the number of shares of Common Stock deliverable upon conversion of a share of the Series A Preferred Stock, which price shall initially be $1.10 per share, subject to adjustment in accordance with the provisions of paragraph 6 below.

     Convertible Securities shall mean all options, warrants or other rights to purchase or subscribe for Common Stock other than Options.

     Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

     GECC shall mean, collectively, General Electric Capital Corporation and GE Capital Equity Investments, Inc.

     Issue Date shall mean the date that shares of Series A Preferred Stock are first issued by the Corporation.

     Issue Price shall mean $50 per share of Series A Preferred Stock.

     Junior Stock shall mean the Common Stock and any other class or series of stock of the Corporation other than Parity Stock or Senior Stock.

     Maximum Amount shall mean as to any holder on any date:

          (a) if such date is prior to the sixth anniversary of the Issue Date, the product of (i) the sum of (x) 125,400 and (y) 33% of the number of shares of Series A Preferred Stock issued after the Second Closing Date (as defined in the Securities Purchase Agreement) and (ii) the ratio of (x) the number of shares of Series A Preferred Stock then held by such holder to
     (y) the total number of shares of Series A Preferred Stock then outstanding,

          (b) if such date is from the sixth anniversary of the Issue Date through the seventh anniversary of the Issue Date, the product of (i) the sum of (x) 315,400 and (y) 83% of the number of shares of Series A Preferred Stock issued after the Second Closing Date and (ii) the ratio of
     (x) the number of shares of Series A Preferred Stock then held by such holder to (y) the total number of shares of Series A Preferred Stock then outstanding, and

          (c) thereafter, 100% of the shares of Series A Preferred Stock.

     Maximum Number shall mean, on any date, with respect to any holder of Series A Preferred Stock, that number of shares of Series A Preferred Stock equal to the product of (a) the ratio of (i) the Adjusted E-Commerce Proceeds on such date divided by (ii) the Redemption Price times (b) the ratio of (i) the number of shares of Series A Preferred Stock purchased by such holder pursuant to the Purchase Agreement divided by (ii) 380,000.

     Options shall mean securities by their terms convertible into or exchangeable for Common Stock.

     Parity Stock shall mean any class or series of stock of the Corporation issued after the Issue Date ranking on a parity with the Series A Preferred Stock in respect of (i) the right to receive dividends or (ii) the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

     Redemption Date shall mean, with respect to any redemption of shares of Series A Preferred Stock pursuant to paragraph 5 below, the date on which such shares are redeemed.

     Redemption Price shall mean the Issue Price.

     Securities Purchase Agreement shall mean the Securities Purchase Agreement dated as of January 11, 2000 among the Corporation and the purchasers listed on the signature pages thereto.

     Senior Stock shall mean any class or series of stock of the Corporation issued after the Issue Date ranking senior to the Series A Preferred Stock in respect of (i) the right to receive dividends or (ii) the right to receive assets upon the liquidation, dissolution or winding up of the affairs of the Corporation.

     Subordinated Notes shall mean the 9.5% Subordinated Notes due 2003 issued by the Corporation pursuant to the Supplemental Securities Agreement.

     Supplemental Securities Agreement shall mean the Supplemental Securities Purchase Agreement dated as of August 14, 1997 among the Corporation, General Electric Capital Corporation and Japan Omnibus Ltd., as in effect on the Issue Date.

     THLi shall mean, collectively, TH Lee.Putnam Internet Partners, L.P. and TH Lee.Putnam Internet Parallel Partners, L.P., together with their affiliates.

     Voting Securities of any person shall mean at any time shares of any class of capital stock of such person which are then entitled to vote generally in the election of directors.

     2. Dividend Rights. So long as any shares of Series A Preferred Stock shall be outstanding, the Corporation shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise, nor shall the Corporation or any of its subsidiaries make any distribution on any Junior Stock, nor shall the Corporation or any of its subsidiaries purchase or redeem any Junior Stock or pay or make available any monies for a sinking fund for the purchase or redemption of any Junior Stock.

     3. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation"), the holders of the outstanding shares of Series A Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus funds or earnings, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Junior Stock, an amount per share equal to the Issue Price for such share (the "Series A Liquidation Preference Price"). After the full liquidation preference of the holders of the outstanding shares of Series A Preferred Stock has been satisfied as set forth in this paragraph 3, the remaining assets of the Corporation shall be distributed to the holders of shares of Common Stock and Series A Preferred Stock in an equal amount per share as if all shares of Series A Preferred Stock had been converted into shares of Common Stock immediately prior to the Liquidation.

     4. Change of Control. The Corporation shall give each holder of record of Series A Preferred Stock written notice of an impending Change of Control not later than twenty-five (25) days prior to the earlier of (i) any record date relating to such Change of Control, (ii) any stockholders' meeting called to approve such transaction, or (iii) the closing of such transaction, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty-five (25) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of two-thirds of the voting power of the Series A Preferred Stock entitled to such notice or similar right to receive notice.

     5. Redemption.

     (a) At any time on or after January 14, 2005, upon the written request of the holders of a majority of the shares of Series A Preferred Stock (which request shall specify (i) a Redemption Date not less than thirty (30) or more than ninety (90) days from the date of such request and (ii) the number of shares of Series A Preferred Stock to be redeemed, which number shall not exceed the Maximum Amount applicable to each requesting holder less the number of shares of Series A Preferred Stock, if any, previously redeemed from such holder pursuant to this paragraph 5(a)), the Corporation shall redeem, on a pro rata basis, the number of shares of Series A Preferred Stock specified in such request on the specified Redemption Date at the Redemption Price.

     (b) In the event of a Change of Control, each holder of Series A Preferred Stock may elect, by written notice to the Corporation specifying the number of shares of Series A Preferred Stock to be redeemed and the Redemption Date (which shall not be less than thirty (30) or more than ninety (90) days from the date of such notice) to have the Corporation redeem all or any part of the shares of Series A Preferred Stock then held by such holder on the specified Redemption Date at the Redemption Price.

     (c) Upon the written request of a holder of Series A Preferred Stock pursuant to, and in accordance with, Section 6.2 of the Securities Purchase Agreement on or prior to the second anniversary of the Issue Date, the Corporation shall redeem any or all of such holder's shares of Series A Preferred Stock not to exceed such holder's Maximum Number on the Redemption Date at the Redemption Price.

     (d) If the Corporation is not in compliance with the provisions of the first sentence of paragraph 13 below, each holder of Series A Preferred Stock may elect, by written notice to the Corporation specifying the number of shares of Series A Preferred Stock to be redeemed and the Redemption Date (which shall not be less than thirty (30) or more than ninety (90) days from the date of such notice) to have the Corporation redeem all or any part of the shares of Series A Preferred Stock then held by such holder on the specified Redemption Date at the Redemption Price.

     (e) In the event of a redemption of any shares of Series A Preferred Stock pursuant to this paragraph 5, the conversion rights set forth in paragraph 6 below shall terminate as to the shares designated for redemption at the close of business on the business day preceding the applicable Redemption Date, except as provided in paragraph 5(f)(iii) below.

     (f) Mechanics of Redemption.

          (i) Each holder of Series A Preferred Stock tendering shares for redemption shall surrender to the Corporation at its principal corporate office, together with the request for redemption, the certificate or certificates representing such shares, duly endorsed, and thereupon the Redemption Price of such shares shall be paid by the Corporation after receipt of the shares to the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. If less than all of the shares represented by any such certificate or certificates are redeemed, a new certificate shall be issued by the Corporation representing the unredeemed shares.

          (ii) If the Redemption Price has been timely paid or the Redemption Price has been escrowed in an arrangement reasonably satisfactory to the holder, from and after the applicable Redemption Date, all rights of the holders of such shares surrendered for redemption (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

          (iii) The holders of Series A Preferred Stock who have tendered shares for redemption shall be entitled to receive the Redemption Price on or before the applicable Redemption Date, except that in no case shall the Corporation be required to pay a Redemption Price which in the aggregate would be in violation of Section 160 of the DGCL. Those funds of the Corporation that are available hereunder for redemption shall be used to redeem the maximum number possible of such shares ratably among the holders of such shares to be redeemed. The tendered shares of Series A Preferred Stock for which the applicable Redemption Price is not received on or before the applicable Redemption Date shall be considered not to have been redeemed and shall remain outstanding and entitled to all the rights and preferences provided herein and shall be redeemed by the Corporation as soon as permitted pursuant to this paragraph 5(f)(iii).

     (g) Except as set forth in this paragraph 5, the Corporation shall not have the right to call or redeem all or any shares of the Series A Preferred Stock at any time.

     6. Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows:

          (a) Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time, at the office of the Corporation or a transfer agent for the Series A Preferred Stock, as the case may be, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Issue Price by the Conversion Price then in effect. Any notice to the Corporation of a holder's exercise of conversion rights pursuant to this paragraph 6(a) may be made contingent upon the happening of a redemption pursuant to paragraph 5 above.

          (b) Mandatory Conversion. Each share of Series A Preferred Stock shall automatically be converted into such number of shares of Common Stock as is determined by dividing the Issue Price by the Conversion Price at the time in effect for such stock, without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, (i) at the closing of a bona fide firm commitment registered public offering of the Corporation's Common Stock for an aggregate offering price resulting in gross cash proceeds to the Corporation of not less than twenty-five million dollars ($25,000,000) and at a price per share of Common Stock of at least $3.30, subject to adjustment for stock splits, combinations or similar transactions (a "Qualified Public Offering") or (ii) upon the vote of the holders of at least 66 2/3% of the Series A Preferred Stock. Except for the purposes of the calculation in the immediately preceding sentence, in the event of a Qualified Public Offering, the person(s) entitled to receive the Common Stock issuable upon conversion of Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such offering.

          (c) Mechanics of Conversion; Fractional Shares; Dividends.

             (i) Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock pursuant to paragraph 6(a) (or, in the case of an automatic conversion, to receive a certificate for such holder's shares of Common Stock outstanding as a result of such conversion), such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of a transfer agent for the Series A Preferred Stock, as the case may be, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued.

             (ii) The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted (or, in the case of an automatic conversion on the date specified in paragraph 6(b) above), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

             (iii) Upon conversion of only a portion of the number of shares of Series A Preferred Stock represented by a certificate surrendered for conversion, the Corporation shall issue and deliver to the holder of such certificate, a new certificate for the number of shares of Series A Preferred Stock not converted. No fractional shares shall be issued upon conversion of the Series A Preferred Stock. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

        In lieu of fractional shares to which the holder would otherwise be entitled, the Corporation shall pay such holder a cash amount equal to such fraction multiplied by the fair market value of a share of the Common Stock, as reasonably determined in good faith by the Board of Directors.

          (d) Adjustments to Series A Preferred Stock Conversion Price.

             (i) Issue of Additional Stock. Upon each issuance or sale (or deemed issuance or sale) by the Corporation of any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Conversion Price shall, upon such issue or sale, be reduced to a price determined by multiplying the Conversion Price in effect immediately prior to each such issuance or sale by a fraction:

                (x) the numerator of which shall be (A) the number of shares of Common Stock outstanding (or deemed to be outstanding pursuant to this paragraph 6(d)) immediately prior to such issue or sale, plus
           (B) the number of shares of Common Stock that the aggregate consideration received by the Corporation for the total number of shares of Additional Stock so issued or sold (or deemed issued or sold) would purchase at the Conversion Price, and

                (y) the denominator of which shall be (A) the number of shares of Common Stock outstanding (or deemed to be outstanding pursuant to this paragraph 6(d)) immediately prior to such issue or sale, plus
           (B) the number of shares of such Additional Stock so issued or sold (or deemed issued or sold).

             (ii) No Adjustment of Conversion Price. No adjustment of the Conversion Price shall be made in an amount less than one cent ($.01) per share; provided that any adjustments which are not required to be made by reason of this paragraph shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. No adjustment of the Conversion Price shall have the effect of increasing the Conversion Price above the Conversion Price at the time in effect.

             (iii) Determination of Consideration.

                (A) In the case of the issuance or sale (or deemed issuance or sale) of Additional Stock or Options for cash, the consideration shall be deemed to be the net amount of cash received by the Corporation after deducting any discounts, underwriting or similar commissions, compensation or other expenses allowed, paid or incurred by the Corporation in connection with the issuance and sale (or deemed issuance or sale) thereof.

                (B) In the case of the issuance (or deemed issuance or sale) of Additional Stock or Options for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Corporation.

             (iv) Issue of Securities Deemed Issue of Common Stock. In the case of the issuance (whether before, on or after the date hereof) of Options, Convertible Securities or options to purchase or rights to subscribe for Convertible Securities (which are not excluded from the definition of Additional Stock), the following provisions shall apply:

                (A) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such Options shall be deemed to have been issued at the time such Options were issued (whether or not such Options are then exercisable) and for a consideration equal to the consideration (determined in the manner provided in paragraph 6(d)(iii) above), if any, received or receivable by the Corporation upon the issuance of such Options plus the minimum additional aggregate consideration, if any, payable to the Corporation upon the exercise of all such Options.

                (B) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such Convertible Securities or upon the exercise of options for such Convertible Securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such Convertible Securities or such options were issued (whether or not such Convertible Securities are then convertible or exchangeable or such options are then exercisable) and for a consideration equal to the consideration, if any, received or receivable by the Corporation upon the sale or issuance of any such Convertible Securities and related options (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional aggregate consideration, if any, payable to the Corporation upon the conversion or exchange of such Convertible Securities or the exercise of any related options (the consideration in each case to be determined in the manner provided in paragraph 6(d)(iii) above).

                (C) In the event of any change in the number of shares of Common Stock deliverable or any increase in the consideration payable to the Corporation upon exercise of such Options, or upon conversion of or in exchange for such Convertible Securities or options for such Convertible Securities, any Conversion Price obtained with respect to the adjustment which was made upon the issuance of such Options, Convertible Securities or options for such Convertible Securities, and any subsequent adjustments based thereon, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such Options or the conversion or exchange of such Convertible Securities or the exercise of options for such Convertible Securities.

                (D) Upon the expiration of any such Options, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such Convertible Securities, any Conversion Price obtained with respect to the adjustment which was made upon the issuance of such Options or Convertible Securities or options related to such Convertible Securities, and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Options, upon the conversion or exchange of such Convertible Securities or upon the exercise of the options related to such Convertible Securities.

                (E) In the case of any Option or Convertible Security with respect to which the maximum number of shares of Common Stock issuable upon exercise or conversion or exchange thereof is not determinable, no adjustment to the Conversion Price shall be made until such number becomes determinable.

             (v) Definition of Additional Stock. "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to paragraph 6(d)(iv) above) by the Corporation after the Issue Date other than:

                (A) Common Stock issued pursuant to a transaction described in Paragraph 6(d)(vi) below;

                (B) shares of Common Stock (as constituted on the date hereof) issuable or issued to employees, officers, directors, or consultants of the corporation pursuant to a stock purchase, stock option or restricted stock plan or agreement existing on the Issue Date or thereafter approved in accordance with Section 2.2(m) of the Amended and Restated Stockholders Agreement dated as of January 14, 2000 among the Company and the stockholders party thereto; provided that the purchase price for such shares (or in the case of options, the exercise price thereof) shall not be less than fair market value on the date of issuance; and

                (C) Common Stock issued or issuable upon conversion of the Series A Preferred Stock or upon exercise of all or any portion of the warrants issued before the Issue Date to purchase 2,712,045 shares of Common Stock.

             (vi) Stock Splits, Subdivisions and Dividends. In the event the Corporation shall at any time or from time to time after the Issue Date, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including without payment for the additional shares of Common Stock issuable upon conversion or exercise thereof) then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased so that the holders of Series A Preferred Stock shall receive, upon the conversion thereof, the number of shares of Common Stock they would have received if they had converted their shares of Series A Preferred Stock into Common Stock immediately prior to the occurrence of such event.

             (vii) Combinations or Consolidations. In the event that the number of shares of Common Stock outstanding at any time after the Issue Date is decreased by a combination, reclassification or consolidation of the outstanding shares of Common Stock then, on the effective date of such event, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the number of outstanding shares.

             (viii) Other Distributions. In the event that the Corporation shall declare a distribution on the Common Stock payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in paragraph (d)(iv) above, then, in each such case for the purpose of this paragraph$6(d)(viii), the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

             (ix) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this paragraph 6), provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which they would have been entitled to receive if they had converted their shares of Series A Preferred Stock immediately prior to such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this paragraph 6, with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this paragraph 6 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

             (x) Other Dilutive Events. In case any event shall occur as to which the provisions of this paragraph 6 are not strictly applicable but the failure to make any adjustment would not fairly protect the conversion rights in accordance with the essential intent and principle of the provisions of such paragraph, then, in each such case, the Corporation shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Corporation), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in paragraph 6, necessary to preserve, without dilution, the conversion rights. Upon receipt of such opinion, the Corporation will promptly mail a copy thereof to the holders of the Series A Preferred Stock and shall make the adjustments described therein.

             (xi) No Impairment. The Corporation will not, by amendment and/or restatement of this Certificate of Designation or its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph 6 and in the taking of all such action as may be necessary or appropriate in order to protect the holders of the Series A Preferred Stock against impairment of the conversion rights.

             (xii) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this paragraph 6, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of the Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) any such adjustment and readjustment with respect to such series, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of such series.

     7. Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     8. Notices. Any notice required by the provisions of this Certificate of Designation to be given to the holders of shares of Series A Preferred Stock shall be deemed effectively given upon receipt by the party by means of personal delivery, courier service delivery, electronic mail or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the corporation.

     9. Voting Rights. Expect as otherwise expressly provided herein or required by law, the holder of each share of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such share could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock. The holders of the Series A Preferred Stock shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the by-laws of the Corporation, and to vote on any matter submitted to the stockholders for a vote. Except as expressly set forth herein or otherwise required by law, the holders of Series A Preferred Stock and Common Stock shall vote together as a single class on an as-converted basis.

     10. Protective Provisions. So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of not less than 66 2/3% of the Series A Preferred Stock:

          (a) Authorize, create, designate, determine or issue any Parity Stock or Senior Stock other than shares of Series A Preferred Stock issued in satisfaction of deferred interest pursuant to the Supplemental Securities Agreement.

          (b) Amend, modify or repeal any provision of the Corporation's Certificate of Incorporation or by-laws in any manner which would alter or change the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series A Preferred Stock.

          (c) Authorize any amendment, modification, waiver or repeal of any provision of any agreement which grants the holders of the Series A Preferred Stock any rights, privileges or powers and to which the Corporation is a party.

          (d) Authorize the merger, consolidation or sale or license of all or substantially all the assets (including, without limitation, the intellectual property rights of the Corporation) of the Corporation or of any assets the disposition or licensing of which would have a material effect on the business of the Corporation or any subsidiary, or any liquidation, dissolution or winding up of the Corporation or effect any transaction or series of transactions in which more than 50% of the voting power of the Corporation is disposed of.

          (e) Authorize (i) the distribution of, or payment of dividends on, or
     (ii) the purchase, repurchase, redemption or other acquisition by the Corporation (or otherwise set aside any sums therefor), of any securities of the Corporation, or any interest therein, junior to the Series A Preferred Stock.

          (f) Amend the Corporation's Certificate of Incorporation to increase the aggregate authorized number of shares of Common Stock or Series A Preferred Stock if the additional shares so authorized are to be sold at a price below the Issue Price, other than for purposes of Management Incentive Plans.

     11. Additional Series A Preferred Protective Provisions. The Corporation shall not, without first obtaining the approval of each holder of Series A Preferred Stock affected thereby:

          (a) Amend any applicable Redemption Date.

          (b) Reduce the stated value or liquidation preference or Redemption Price of the Series A Preferred Stock.

          (c) Change the place or currency of payment of any liquidation preference or dividend to which a holder of shares of Series A Preferred Stock is entitled pursuant to this Certificate of Designation.

          (d) Impair the right to institute suit for the enforcement of any payment on or with respect to any share of Series A Preferred Stock.

          (e) Amend this Certificate of Designation in a manner which would adversely affect the right to convert any share of Series A Preferred Stock including, without limitation, any amendment which would adversely affect the calculation of the Issue Price or the Conversion Price.

          (f) Amend this Certificate of Designation to reduce the percentage of outstanding shares of Series A Preferred Stock required to modify, amend or repeal the provisions of the Certificate of Designation or grant waivers of any provision hereof.

     12. Status of Converted or Redeemed Stock. In the event any shares of Series A Preferred Stock shall be redeemed or converted pursuant to paragraph 5 or 6 above, the shares so converted or redeemed shall be cancelled and shall not be issuable by the Corporation, and the Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock. Notwithstanding the foregoing, no such amendment shall be required unless the aggregate number of shares converted or redeemed exceeds 25% of the Corporation's then authorized shares of Series A Preferred Stock.

     13. Reservation of Common Stock. The Corporation shall at all times on and after the 15th day following the first meeting of stockholders of the Corporation occurring on or after the Issue Date reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock such number of its shares of Common Stock free from preemptive rights as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holders of such Series A Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Corporation's Certificate of Incorporation.

     14. Costs. The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series A Preferred Stock; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

     15. Approvals. If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series A Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of Series A Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

     16. Valid Issuance. All shares of Common Stock which may be issued upon conversion of the shares of Series A Preferred Stock will upon issuance by the Corporation be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action which will cause a contrary result (including without limitation, any action which would cause the Conversion Price to be less than the par value, if any, of the Common Stock).

     17. Exclusion of Other Rights. Except as may otherwise be required by law, the shares of Series A Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation's Certificate of Incorporation. The shares of Series A Preferred Stock shall have no preemptive or subscription rights.

     18. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

     19. Severability of Provisions. If any right, preference or limitation of the Series A Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

     20. Status of Reacquired Shares. Shares of Series A Preferred Stock which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Series A Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

     FURTHER RESOLVED, that, before the Corporation shall issue any shares of Series A Preferred Stock, a certificate pursuant to Section 151 of the DGCL shall be made, executed, acknowledged, filed, and recorded in accordance with the provisions of Sections 103 and 151 of the DGCL, and the proper officers of the Corporation be, and they hereby are, authorized and directed to do all acts and things which may be necessary or proper in their opinion to carry into effect the purposes and intent of this and the foregoing resolutions.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed in its name and on its behalf and attested on this 12th day of January, 2000, by duly authorized officers of this Corporation.

                                          KRAUSE'S FURNITURE, INC.

                                          By: /s/ ROBERT A. BURTON
                                            ------------------------------------
                                          Name: Robert A. Burton
                                          Title: Executive Vice President and
                                          CFO

ATTEST:

By: /s/ JUDITH O. LASKER
    ----------------------------------
Name: Judith O. Lasker
Title: Secretary and General Counsel

                                                                      APPENDIX C

                            KRAUSE'S FURNITURE, INC.

                      SERIES A CONVERTIBLE PREFERRED STOCK
                         SECURITIES PURCHASE AGREEMENT

                          DATED AS OF JANUARY 11, 2000

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
1.     PURCHASE AND SALE OF THE SERIES A PREFERRED STOCK...........   C-1
1.1.   Authorization to Sell the Series A Preferred Stock..........   C-1
1.2.   Closings....................................................   C-1
1.3.   Deliveries at Closings......................................   C-1
1.4.   Restructuring of Certain Indebtedness.......................   C-2
1.5.   Definitions.................................................   C-2

2.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............   C-2
2.1.   Organization and Qualification..............................   C-2
2.2.   Due Authorization...........................................   C-2
2.3.   Subsidiaries................................................   C-2
2.4.   SEC Reports.................................................   C-2
2.5.   Financial Statements........................................   C-3
2.6.   Actions Pending; Compliance with Laws.......................   C-3
2.7.   Title to Properties; Insurance..............................   C-3
2.8.   Governmental Consents, etc. ................................   C-3
2.9.   Holding Company Act and Investment Company Act..............   C-3
2.10.  Taxes.......................................................   C-4
2.11.  Conflicting Agreements and Charter Provisions...............   C-4
2.12.  Capitalization..............................................   C-4
2.13.  Issuance, Sale and Delivery of the Series A Preferred
       Stock.......................................................   C-5
2.14.  Registration Under Exchange Act.............................   C-5
2.15.  ERISA.......................................................   C-5
2.16.  Possession of Franchises, Licenses, etc. ...................   C-5
2.17.  Environmental and Other Regulations.........................   C-6
2.18.  Patents and Trademarks......................................   C-6
2.19.  Material Contracts and Obligations..........................   C-6
2.20.  Books and Records...........................................   C-6
2.21.  Transactions with Related Parties...........................   C-6
2.22.  Brokers.....................................................   C-6
2.23.  Accuracy of Information.....................................   C-7
2.24.  Offering of Series A Preferred Stock........................   C-7

3.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS............   C-7
3.1.   Organization and Qualification..............................   C-7
3.2.   Due Authorization...........................................   C-7
3.3.   Conflicting Agreements and Other Matters....................   C-7
3.4.   Acquisition for Investment..................................   C-8
3.5.   Brokers or Finders..........................................   C-8
3.6.   Accredited Investor.........................................   C-8

4.     COVENANTS OF THE COMPANY....................................   C-8
4.1.   Limitation on Senior Equity Securities......................   C-8
4.2.   Compliance with Laws........................................   C-8
4.3.   Preservation of Franchises and Existence....................   C-8
4.4.   Use of Proceeds.............................................   C-8
4.5.   Insurance...................................................   C-8
4.6.   Payment of Taxes and Other Charges..........................   C-8

                                                                     PAGE
                                                                     ----
4.7.   Effect of Breach............................................   C-9
4.8.   ERISA.......................................................   C-9
4.9.   Financial Statements and Other Reports......................   C-9
4.10.  Inspection of Property......................................  C-10
4.11.  Lost, Stolen, Damaged and Destroyed Stock Certificates......  C-10
4.12.  Related Party Transactions..................................  C-10
4.13.  Operations in Accordance with Business Plan.................  C-10
4.14.  Reservation of Shares.......................................  C-11
4.15.  Notice of Breach............................................  C-11
4.16.  Limitation on Dividends.....................................  C-11
4.17   Right of First Refusal......................................  C-11

5.     RESTRICTIONS ON TRANSFER....................................  C-12

6.     EVENT OF DEFAULT AND REMEDIES...............................  C-12
6.1.   Event of Default............................................  C-12
6.2.   Remedies....................................................  C-12
6.3.   Conduct no Waiver...........................................  C-12
6.4    Remedies Cumulative.........................................  C-12

7.     CONDITIONS..................................................  C-12
7.1    Conditions to Each Party's Obligations to Effect the
       Transactions Contemplated Hereby............................  C-12
7.2    Conditions to Purchasers' Obligations to Effect the
       Transactions Contemplated Hereby............................  C-13

8.     INTERPRETATION..............................................  C-13
8.1.   Definitions.................................................  C-13
8.2.   Accounting Principles.......................................  C-15

9.     MISCELLANEOUS...............................................  C-15
9.1... Severability................................................  C-15
9.2... Specific Enforcement........................................  C-15
9.3... Entire Agreement............................................  C-15
9.4... Counterparts................................................  C-16
9.5... Notices and Other Communications............................  C-16
9.6... Amendments..................................................  C-16
9.7... Cooperation.................................................  C-17
9.8... Successors and Assigns......................................  C-17
9.9... Expenses and Remedies.......................................  C-17
9.10... Survival of Representations and Warranties.................. C-18
9.11... Transfer of Series A Preferred Stock........................ C-18
9.12... Governing Law; Consent to Jurisdiction...................... C-19
9.13... Publicity................................................... C-19
9.14... Signatures.................................................. C-19

Exhibit A -- Form of Amended and Restated Stockholders' Agreement

Exhibit B -- Form of Opinion of Morrison & Foerster LLP

Exhibit C -- Form of Amended and Restated Registration Rights Agreement

Exhibit D -- Form of Indebtedness Amendment

     This Securities Purchase Agreement, dated as of January 11, 2000 (this "Agreement"), between Krause's Furniture, Inc., a Delaware corporation (including its predecessors, the "Company") and the purchasers listed on the signature pages hereto (each a "Purchaser", and collectively, the "Purchasers").

     WHEREAS, the Purchasers wish to severally purchase from the Company, and the Company wishes to sell to the Purchasers, an aggregate of 380,000 shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), at an aggregate purchase price of $19,000,000.

     WHEREAS, in connection with the purchase and sale of the Series A Preferred Stock, the Purchasers, the Company and the stockholders listed on the signature pages thereof, will enter into an amended and restated Stockholders Agreement, substantially in the form attached hereto as Exhibit A (the "Stockholders Agreement").

     WHEREAS, the Purchasers and the Company desire to provide for such purchase and sale and to establish various rights and obligations in connection therewith.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

     SECTION 1. Purchase and Sale of the Series A Preferred Stock.

     1.1 Authorization to Sell the Series A Preferred Stock. Subject to the terms and conditions of this Agreement, the Company has duly authorized the issuance and sale of the Series A Preferred Stock.

     1.2 Closings. The transactions contemplated hereby will take place in two closings. The first closing shall be held on or prior to January 18, 2000 (the "First Closing") at the offices of Skadden, Arps, Slate, Meagher & Flom LLP ("SASM&F"), 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071-3144 at 9:00 a.m., or at such place, date and time as shall be mutually agreed by the Company and the Initial Purchasers (the "First Closing Date"). The second closing shall be held on or prior to January 18, 2000 (the "Second Closing" and together with the First Closing, the "Closings") at SASM&F, 300 South Grand Avenue, Los Angeles, California 90071-3144, at 9:00 a.m, or such place, date and time as shall be mutually agreed by the Company and the Individual Purchasers (the "Second Closing Date" and together with the First Closing Date, the "Closing Dates").

     1.3  Deliveries at Closings.

     (a) At the First Closing:

          (i) the Company shall execute and deliver an Amended and Restated Stockholders Agreement in the form of Exhibit A hereto;

          (ii) Morrison & Foerster LLP, counsel to the Company, shall deliver to the Initial Purchasers an opinion dated the First Closing Date substantially in the form of Exhibit B hereto;

          (iii) the Company shall execute and deliver an Amended and Restated Registration Rights Agreement substantially in the form of Exhibit C hereto (the "Registration Rights Agreement");

          (iv) the Company shall deliver to each Initial Purchaser stock certificates representing the number of shares of Series A Preferred Stock to be purchased by such Initial Purchaser, as set forth under its signature on the signature pages hereto, registered in the name of such Initial Purchaser or its designee or nominee;

          (v) each Initial Purchaser shall pay to the Company, by wire transfer of immediately available funds, the purchase price for the Series A Preferred Stock being purchased by such Initial Purchaser; and

          (vi) the Company shall deliver evidence of the restructuring of certain indebtedness of the Company as described in Section 1.4 below in form and substance satisfactory to the Initial Purchasers.

     (b) At the Second Closing:

          (i) Morrison & Foerster LLP, counsel to the Company, shall deliver to the Individual Purchasers an opinion dated the Second Closing Date substantially in the form of Exhibit B hereto;

          (ii) the Company shall deliver to each Individual Purchaser stock certificates representing the number of shares of Series A Preferred Stock to be purchased by such Individual Purchaser, as set forth under its signature on the signature pages hereto, registered in the name of such Individual Purchaser or its designee or nominee; and

          (iii) each Individual Purchaser shall pay to the Company, by wire transfer of immediately available funds, the purchase price for the Series A Preferred Stock being purchased by such Individual Purchaser.

     1.4 Restructuring of Certain Indebtedness. On or before the First Closing Date, the Company shall execute and deliver an Amendment to the Note Agreement substantially in the form of Exhibit D hereto (the "Indebtedness Amendment").

     1.5 Definitions. Certain capitalized terms used in this Agreement are defined in Section 8 hereof.

     SECTION 2. Representations and Warranties of the Company.

     The Company represents and warrants as follows:

     2.1 Organization and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated and has the power to own its respective property and to carry on its respective business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary and where the failure so to qualify would be material to the Company or such Subsidiary, as the case may be.

     2.2 Due Authorization. The execution and delivery of this Agreement, the Stockholders Agreement and the Registration Rights Agreement, and the issuance and sale of the Series A Preferred Stock by the Company and compliance by the Company with all the provisions of this Agreement, the Stockholders Agreement and the Registration Rights Agreement (i) are within the corporate power and authority of the Company; (ii) do not and will not require any approval or consent of the stockholders of the Company or any other Person, other than approvals and consents which have been duly obtained or which will be obtained pursuant to Section 4.14; and (iii) have been authorized by all requisite corporate proceedings on the part of the Company. This Agreement, the Stockholders Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute valid and binding agreements of the Company, enforceable in accordance with their respective terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Company has furnished to the Purchasers true and correct copies of the Company's Certificate of Incorporation and By-laws as in effect on the date of this Agreement.

     2.3 Subsidiaries. The Subsidiaries of the Company, all of which are wholly owned by the Company, together with their jurisdiction of incorporation, are as set forth on Schedule 2.3 hereto.

     2.4 SEC Reports. The Company and its predecessor have filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act, since December 31, 1996; and the Company has furnished the Purchasers copies of its Annual Report on Form 10-K for the fiscal year ended January 31, 1999, and all proxy statements and reports under the Exchange Act filed by the Company after such date, each as filed with the Securities and Exchange Commission (the "Commission") (collectively, the "SEC Reports"). Each SEC Report was in compliance in all material respects with the requirements of its respective report form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the date hereof there is no fact not disclosed in the SEC Reports which is material to the Company.

     2.5 Financial Statements. The financial statements (including any related schedules and/or notes) included in the SEC Reports have been prepared in accordance with generally accepted accounting principles consistently followed (except as indicated in the notes thereto) throughout the periods involved and fairly present the consolidated financial condition, results of operations, changes in stockholders' equity and cash flows of the Company and its Subsidiaries as of the dates thereof and for the periods ended on such dates (in each case subject, as to interim statements, to changes resulting from year-end adjustments, which in the aggregate will not be material in amount or effect). The Company and its Subsidiaries have no material liabilities, contingent or otherwise, not reflected in the Company's balance sheet as of January 31, 1999 that is included in the SEC Reports or otherwise referred to in the SEC Reports or otherwise disclosed to the Purchasers in writing prior to the date of this Agreement, other than any such liabilities incurred in the ordinary course of business, consistent with past practice, since January 31, 1999. Since January 31, 1999, the Company and its Subsidiaries have operated their respective businesses only in the ordinary course, consistent with past practice, and no event has occurred that has or is reasonably likely to have a material adverse effect on the business, financial condition, operations, results of operations, assets, liabilities or prospects of the Company or any of its Subsidiaries (a "Material Adverse Effect"), other than changes disclosed or referred to in the SEC Reports or otherwise disclosed to the Purchasers in writing prior to the date of this Agreement.

     2.6 Actions Pending; Compliance with Laws. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened by any public official or governmental authority, against the Company or any of its Subsidiaries or any of their respective properties or assets by or before any court, arbitrator or governmental body, department, commission, board, bureau, agency or instrumentality, which questions the validity or enforceability of, or seeks to enjoin or invalidate this Agreement, the Stockholders Agreement, the Registration Rights Agreement or the Series A Preferred Stock or any action taken or to be taken pursuant hereto or thereto, or, except as set forth in the SEC Reports or as otherwise disclosed to the Purchasers in writing, which is reasonably likely to be material to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries is in default in any material respect with respect to any judgment, order, writ, injunction, decree or award.

     2.7 Title to Properties; Insurance. The Company and each of its Subsidiaries have good and valid title to, or, in the case of property leased by any of them as lessee, a valid and subsisting leasehold interest in, their respective properties and assets, free of all liens and encumbrances other than those referred to in the financial statements of the Company (or the notes thereto) for the fiscal year ended January 31, 1999, included in the SEC Reports, except in each case for such defects in title and such other liens and encumbrances which are disclosed in the SEC Reports or which do not in the aggregate materially detract from the value to the Company and its Subsidiaries of their respective properties and assets. The Company and its Subsidiaries maintain insurance in such amounts (to the extent available in the public market), including self-insurance, retainage and deductible arrangements, and of such a character as is reasonable for companies engaged in the same or similar business. All insurance policies of the Company and its Subsidiaries are disclosed on Schedule 2.7.

     2.8 Governmental Consents, etc. The Company is not required to obtain any consent, approval or authorization of, or to make any declaration or filing with, any governmental authority or other Person as a condition to or in connection with the valid execution, delivery and performance of this Agreement, the Stockholders Agreement and the Registration Rights Agreement and the valid offer, issue, sale or delivery of the Series A Preferred Stock, or the performance by the Company of its obligations in respect thereof, except for any filings required to effect any registration pursuant to the Registration Rights Agreement and any filings required pursuant to state and federal securities laws which will be timely made after the applicable Closing hereunder.

     2.9 Holding Company Act and Investment Company Act. Neither the Company nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public

Utility Holding Company Act of 1935, as amended, or (ii) a "public utility," as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

     2.10 Taxes. (a) The Company and each of its Subsidiaries have filed or caused to be filed all tax returns which are required to be filed by them, and all such tax returns are true, complete and correct in all material respects. The Company and each of its Subsidiaries have paid or caused to be paid all taxes that have become due, except taxes the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with generally accepted accounting principles. The federal income tax returns of the Company and its Subsidiaries have been examined and reported on by the Internal Revenue Service (or closed by applicable statutes) and all tax liabilities including additional assessments have been satisfied for all fiscal years prior to and including the fiscal year ended December 31, 1993 for the Company and its Subsidiaries. The Company and its Subsidiaries have paid or caused to be paid, or have established reserves in accordance with generally accepted accounting principles that the Company reasonably believes are adequate, for all federal income tax liabilities and state income tax liabilities applicable to the Company or any of its Subsidiaries for all fiscal years which have not been examined and reported on by the taxing authorities (or closed by applicable statutes).

     (b) As of January 31, 1999, the Company did not have any accumulated "earnings and profits" as determined under section 312 of the Internal Revenue Code of 1986, as amended (the "Code"). To the best knowledge and belief of the Company, the Company does not anticipate having any material current earnings and profits, as determined under section 312 of the Code, for its current taxable year. As of the date hereof, the Company is not a "United States real property holding corporation" within the meaning of section 897(c)(2) of the Code. The Company shall not become a United States real property holding corporation.

     2.11 Conflicting Agreements and Charter Provisions. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or bylaw provision or judgment or decree which has or is reasonably likely to have a Material Adverse Effect. None of (i) the execution and delivery of this Agreement, the Shareholders Agreement and the Registration Rights Agreement and the issuance of the Series A Preferred Stock and (ii) the fulfillment of and compliance with the terms and provisions hereof and thereof and of the Series A Preferred Stock will conflict with or result in a breach of the terms, conditions or provisions of, or give rise to a right of termination under, or constitute a default under, or result in any violation of, the Certificate of Incorporation or By-laws of the Company or any Subsidiary or any mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any Subsidiary or any of their respective properties is subject. Neither the Company nor any of its Subsidiaries (i) is in default under any outstanding indenture or other debt instrument or with respect to the payment of principal of or interest on any outstanding obligation for borrowed money, or (ii) is in default under any of their respective contracts or agreements, or under any instrument by which the Company or any of its Subsidiaries is bound which default, in the case of this clause (ii), individually or in the aggregate with all other such defaults, would be material to the Company or any of its Subsidiaries.

     2.12 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of: (a) 35,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock" and, together with the Series A Preferred Stock, the "Stock"), of which 22,050,328 shares are validly issued and outstanding, fully paid and nonassessable; (b) warrants to purchase 2,712,045 shares of Common Stock which are validly issued and outstanding, fully paid and nonassessable; (c) options to purchase 2,823,458 shares of Common Stock and deferred stock units representing the right to receive 85,225 shares of Common Stock, all of which are validly issued and outstanding, fully paid and nonassessable; and (d) 666,667 shares of Preferred Stock, par value $.001 per share, of which no shares are outstanding, as of the date hereof, and 380,000 shares designated as Series A Convertible Preferred Stock will be issued and outstanding on the Second Closing Date after consummation of the transactions contemplated hereby. All of the outstanding shares of Common Stock have been validly issued and are fully paid and nonassessable. Except as set forth in the Stockholders Agreement, no class of capital stock of the Company is entitled to preemptive rights. Except for the options and warrants listed above, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, securities or rights convertible into, shares of any class of capital stock of the Company, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any shares of its capital stock. Since August 1, 1996, the Company has not changed the amount of its authorized capital stock or subdivided or otherwise changed any shares of any class of its capital stock, whether by way of reclassification, recapitalization, stock split or otherwise, or issued or reissued, or agreed to issue or reissue, any of its capital stock.

     2.13 Issuance, Sale and Delivery of the Series A Preferred Stock. The shares of Series A Preferred Stock being issued to the Initial Purchasers at the First Closing and the shares of Series A Preferred Stock being issued to the Individual Purchasers at the Second Closing are duly authorized and when issued and delivered in accordance herewith will be, validly issued, fully paid and nonassessable. The 17,272,727 shares of Common Stock to be issued upon conversion of the Series A Preferred Stock, when issued and delivered upon such conversion in accordance with the terms of the Certificate of Designation, will be validly issued, fully paid and nonassessable. The Company will take all action necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient to reserve shares of Common Stock for issuance upon conversion of the Series A Preferred Stock, including, without limitation, obtaining the requisite stockholder approval of any necessary amendment to the Company's Certificate of Incorporation.

     2.14 Registration Under Exchange Act. The Company has not registered the Series A Preferred Stock as a class pursuant to Section 12 of the Exchange Act.

     2.15 ERISA. No accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Pension Plan (as defined in Section 11) (other than a Multiemployer Plan (as defined below)). No liability to the PBGC has been, or is reasonably likely to be, incurred with respect to any Pension Plan (other than a Multiemployer Plan) by the Company, any of its Subsidiaries or any ERISA Affiliate (as defined below) which is or would be materially adverse to the Company, its Subsidiaries and any ERISA Affiliate. Neither the Company nor any of its Subsidiaries and any ERISA Affiliate has incurred, or is reasonably likely to incur, any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to the Company, its Subsidiaries and its ERISA Affiliates and if the Company, its Subsidiaries and ERISA Affiliates, were to completely withdraw as of the date hereof from each Multiemployer Plan in which they participate, the Company, its Subsidiaries and its ERISA Affiliates would not incur any material withdrawal liability under Title IV of ERISA. Neither the Company nor any of its Subsidiaries has any obligation to provide post-retirement health benefits to any employee or former employee. No fiduciary of any employee benefit plan (as defined in Section 3(3) of ERISA) maintained or contributed to by the Company or any of its subsidiaries, for the benefit of their respective employees (each an "Employee Plan") has engaged or caused any Employee Plan to engage in any transaction prohibited by Section 4975 of the Code or Section 406 of ERISA which is reason ably likely to subject the Company or any Subsidiary or any entity the Company or any Subsidiary has an obligation to indemnify to any tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA. Each Employee Plan has been maintained and administered in compliance with all applicable law including ERISA and the Code in all material respects. An "ERISA Affiliate" for purposes of this Section is any trade or business, whether or not incorporated, which, together with the Company, is under common control, as described in
Section 414(b) or (c) of the Code, and the term "Multiemployer Plan" shall mean any Pension Plan which is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

     2.16 Possession of Franchises, Licenses, Etc. The Company and its Subsidiaries possess all franchises, certificates, licenses, permits and other authorizations from governmental or political subdivisions or regulatory authorities and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary in any material respect to the Company or any of its Subsidiaries for the ownership, maintenance and operation of their respective properties and assets, and neither the Company nor any of its Subsidiaries is in violation of any thereof in any material respect.

     2.17 Environmental and Other Regulations. The Company and its Subsidiaries are in compliance with all applicable laws and regulations relating to protection of the environment and human health, and are in compliance in all material respects with all other applicable laws and regulations, including, without limitation, those relating to equal employment opportunity and employment safety. There are no claims, notices, civil, criminal or administrative actions, suits, hearings, investigations, inquiries or proceedings pending or, to the best knowledge of the Company, threatened against the Company or any Subsidiary that are based on or related to any environmental matters, including any disposal of hazardous substances at any place, or the failure to have any required environmental permits, and there are no past or present conditions that are likely to give rise to any liability or other obligations of the Company or any Subsidiary under any environmental laws.

     2.18 Patents and Trademarks. Set forth on Schedule 2.18 is a true and complete list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyrights and licenses presently used by the Company or any Subsidiary or necessary for the conduct of the business of the Company and its Subsidiaries as conducted and as proposed to be conducted (the "Intellectual Property Rights"). The Company owns, or has the right to use under the agreements or upon the terms described on Schedule 2.18, all of the Intellectual Property Rights. To the best of the Company's knowledge, the business conducted or proposed to be conducted by the Company and its Subsidiaries does not infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other Person. Except as set forth on Schedule 2.18, to the Company's knowledge, no other Person has any right to or interest in any inventions, improvements, discoveries or other confidential information utilized by the Company or any Subsidiary in its business.

     2.19 Material Contracts and Obligations. Schedule 2.19 sets forth a list of the following agreements or commitments of any nature to which the Company or any Subsidiary is a party or by which it is bound: (a) any agreement relating to material Intellectual Property Rights, (b) all employment and consulting agreements, and all employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements (other than plans or arrangements providing for less than $10,000 per employee), (c) all manufacturing, distributor and sales representative agreements and all agreements with suppliers or vendors if the value of the payments thereunder is in excess of $100,000, (d) all agreements or commitments that materially restrict the ability of the Company or any Subsidiary or Affiliate to engage in any business or line of business in any location, (e) all agreements or commitments relating to indebtedness or guarantees of the Company or any Subsidiary if the value of the payments thereunder is in excess of $100,000 and
(f) any other agreement or commitment which requires future payments by or to the Company or any Subsidiary in excess of $100,000 or which is otherwise material to the Company or any of its Subsidiaries. The Company has delivered or made available to the Purchasers copies of all of the foregoing agreements and commitments. To the best knowledge of the Company, all of such agreements and commitments are valid, binding and in full force and effect.

     2.20 Books and Records. All the books, records and accounts of the Company and its Subsidiaries are in all material respects true and complete, are maintained in accordance with good business practice and all laws applicable to its business, and accurately present and reflect in all material respects all of the transactions therein described. The Company has previously delivered to the Purchasers true and complete texts of all of the minutes relating to meetings of the stockholders, boards of directors and committees of the Company and each Subsidiary for the past five years.

     2.21 Transactions with Related Parties. Schedule 2.21 sets forth a true and complete list of the amounts and other essential terms of any contract, arrangement or transaction currently in effect or effected during the past five years between the Company or any Subsidiary and any Related Party, other than
(i) arrangements for the payment of salary, including bonuses, for services rendered to the Company, which arrangements have previously been disclosed to the Purchasers, (ii) other arrangements with any such Person which in the aggregate do not involve more than $10,000 or (iii) as previously disclosed in the SEC Reports.

     2.22 Brokers. Neither the Company nor any Subsidiary has engaged any finder, broker or investment adviser, and has no obligation to pay any fees, in connection with the transactions contemplated hereby.

     2.23 Accuracy of Information. None of the representations and warranties of the Company contained herein or the information, documents or other materials (other than projections) which have been furnished in writing by the Company or any of its representatives to the Purchasers in connection with the transactions contemplated by this Agreement contains any material misstatement of fact, or omits any material fact necessary to make the statements herein and therein, in light of the circumstances under which they were made, not misleading. All projections furnished in writing by the Company (i) have been prepared by management of the Company after a careful analysis of all material data, (ii) are based on reasonable assumptions by management of the Company and (iii) represent the best estimate by management of the Company, based upon current reasonable assumptions, as to the financial performance of the Company and its Subsidiaries for the periods indicated, but do not represent any guarantee or assurance of the future financial results of the Company and its Subsidiaries.

     2.24 Offering of Series A Preferred Stock. Neither the Company nor any Person acting on its behalf has offered any of the Series A Preferred Stock or any similar securities of the Company for sale to, solicited any offers to buy any of the Series A Preferred Stock or any similar securities of the Company from or otherwise approached or negotiated with respect to the Company with any Person other than the Purchasers and other "Accredited Investors" (as defined in Rule 501(a) under the Securities Act). Neither the Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Series A Preferred Stock under the Securities Act and the rules and regulations of the Commission thereunder) which could reasonably be expected to subject the offering, issuance or sale of any of the Series A Preferred Stock to the registration requirements of Section 5 of the Securities Act.

     SECTION 3. Representations and Warranties of the Purchasers.

     Each Purchaser represents and warrants as follows:

     3.1 Organization and Qualification. Such Purchaser is either (a) (i) duly organized and existing in good standing under the laws of the jurisdiction of its formation and has the power to own its respective property and to carry on its respective business as now being conducted and (ii) duly qualified to do business and in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary, except where the failure to so qualify would not prevent consummation of the transactions contemplated hereby or have a material adverse effect on such Purchaser's ability to perform its obligations hereunder or (b) a natural person with the capacity to enter into this Agreement and to consummate the transactions contemplated hereby.

     3.2 Due Authorization. Such Purchaser has all right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser and the consummation by such Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on behalf of such Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors, rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     3.3 Conflicting Agreements and Other Matters. Neither the execution and delivery of this Agreement nor the performance by the Purchaser of its obligations hereunder will conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or require any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body pursuant to, the organizational documents or agreements of the Purchaser or any mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Purchaser or any of its respective properties are subject.

     3.4 Acquisition for Investment. The Purchaser is acquiring the Series A Preferred Stock being purchased by it for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and the Purchaser has no present intention or plan to effect any distribution thereof. The Purchaser acknowledges that the Series A Preferred Stock has not been registered under the Securities Act and may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration.

     3.5 Brokers or Finders. No agent, broker, investment banker or other firm or Person, including any of the foregoing that is an Affiliate of the Purchasers, is or will be entitled to any broker's fee or any other commission or similar fee from the Purchaser in connection with any of the transactions contemplated by this Agreement that the Company will be responsible for pursuant to Section 9.9.

     3.6 Accredited Investor. The Purchaser is an "Accredited Investor" within the meaning of Rule 501 promulgated under the Securities Act.

     SECTION 4. Covenants of the Company.

     4.1 Limitation on Senior Equity Securities. Without the consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock, the Company will not issue any equity securities or any rights, options, warrants or other securities which are exercisable for, exchangeable for or convertible into shares of any class of capital stock ranking pari passu or senior as to dividends or upon liquidation to the Series A Preferred Stock.

     4.2 Compliance with Laws. The Company will, and will cause each Subsidiary to, comply with all applicable statutes, rules, regulations and orders of all governmental authorities, with respect to the conduct of its business and the ownership of its properties, including without limitation, those relating to protection of the environment and human health, equal employment opportunity, employee safety, ERISA and international trade laws and regulations, and apply for obtain and maintain all permits necessary for the conduct of its business and the ownership of its properties.

     4.3 Preservation of Franchises and Existence. The Company will (i) maintain its corporate existence, rights and franchises in full force and effect, and (ii) cause the Subsidiaries to maintain their respective corporate existences, rights and franchises in full force and effect; provided that nothing in this Section 4.3 shall prevent the Company or any Subsidiary from discontinuing its operations in any particular state or at any particular location or locations within the state, or prevent the corporate existence, rights and franchises of any Subsidiary from being terminated if, in the opinion of the Board of Directors, the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries and the loss thereof is not disadvantageous in any material respect to the holders of Series A Preferred Stock.

     4.4 Use of Proceeds. The Company will only use the Proceeds for Permitted Proceeds Uses; provided that, in the case of Retail Proceeds, the Company may, pending any Retail Proceeds Uses, use Retail Proceeds to pay down long-term indebtedness so long as the Company has the right to immediately reborrow such amounts.

     4.5 Insurance. The Company will, and will cause each of the Subsidiaries to, maintain with insurers believed by the Company to be responsible such insurance, in such amounts and of such types as are customarily carried under similar circumstances by companies engaged in the same or a similar business or having similar properties similarly situated.

     4.6 Payment of Taxes and Other Charges. The Company will pay or discharge, and will cause each of the Subsidiaries to pay or discharge, before the same shall become delinquent, (i) all taxes, assessments and other governmental charges or levies imposed upon it or any of its properties or income (including, without limitation, such as may arise under Sections 4062, 4063, or 4064 of ERISA or any similar provision of law), and (ii) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, in the case of either clause (i) or clause (ii), if unpaid, might result in the creation of a material lien upon any of its properties, provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith pursuant to appropriate proceedings.

     4.7 Effect of Breach. In addition to the rights of THLi under the Stockholders Agreement, upon the occurrence of an Event of Default and notification by THLi prior to the two-year anniversary of the First Closing Date of its desire to add directors in accordance with Section 6.2, then the Board of Directors shall take all necessary action to increase or decrease the size of the Board of Directors and to appoint to the Board of Directors a number of additional members (the "Additional Members") designated by THLi that, when added to any directors then in office designated solely by THLi, will result in directors designated by THLi constituting a majority of the entire Board of Directors. THLi shall be entitled to designate the Additional Members and, for so long as such Event of Default continues, at each subsequent annual meeting, THLi shall be entitled to propose (and the Board of Directors shall nominate and recommend) Persons reasonably acceptable to the Board of Directors as the Additional Members of the Board of Directors. In the event of any vacancy arising by reason of the resignation, death, removal or inability to serve of any Additional Member, THLi shall be entitled to designate a successor to fill such vacancy for the remaining term of such director. At such times as such Event of Default shall have been cured or waived, the rights of THLi under this
Section 4.7 shall terminate (and THLi shall cause such Additional Directors to resign from the Board of Directors), subject to revesting in the event of each and every subsequent Event of Default.

     4.8 ERISA. Neither the Company nor any Subsidiary shall incur any material liability with respect to retiree medical or death benefits or unfunded benefits payable after termination of employment. All employee benefit plans and arrangements maintained or contributed to by the Company, any Subsidiary or any ERISA Affiliate shall be maintained in compliance in all material respects with all applicable law, including any reporting requirements. With respect to any plan maintained by or contributed to by the Company or any Subsidiary, neither the Company nor any Subsidiary will fail to make any contribution due from it under the terms of such plan or as required by law. Neither the Company nor any ERISA Affiliate will permit a Pension Plan to incur an accumulated funding deficiency (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, cause a lien or a security interest to attach to any asset of the Company or any Subsidiary for the benefit of any Plan, or incur any liability which would be material to the Company or any of its Subsidiaries under Title IV of ERISA, including withdrawal liability (other than the payment of premiums, none of which are overdue). Neither the Company nor any Subsidiary, nor any other Person including any fiduciary, will engage in any transaction prohibited by Section 406 of ERISA or Section 4975 of the Code which is reasonably likely to subject the Company, any Subsidiary or any entity that the Company or any Subsidiary has an obligation to indemnify to any tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA.

     4.9  Financial Statements and Other Reports.

     (a) The Company will, as soon as practicable and in any event within 60 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, furnish to THLi statements of consolidated net income and cash flows and a statement of changes in consolidated stockholders' equity of the Company and its Subsidiaries for the period from the beginning of the then current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period or date in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that delivery pursuant to clause (iii) below of a copy of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the Commission shall be deemed to satisfy the requirements of this clause (i);

     (b) The Company will, as soon as practicable and in any event within 100 days after the end of each fiscal year, furnish to THLi statements of consolidated net income and cash flows and a statement of changes in consolidated stockholders' equity of the Company and its Subsidiaries for such year, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such year, setting forth in each case in comparative form the corresponding figures from the preceding fiscal year, all in reasonable detail and examined and reported on by independent public accountants of recognized national standing selected by the

Company; provided, however, that delivery pursuant to clause (iii) below of a copy of the Annual Report on Form 10-K of the Company for such fiscal year filed with the Commission shall be deemed to satisfy the requirements of this clause
(ii);

     (c) The Company will, promptly upon transmission thereof, furnish to each Purchaser copies of all such financial statements, proxy statements, notices and reports as it shall send to its stockholders and copies of all such registration statements (without exhibits), other than registration statements relating to employee benefit or dividend reinvestment plans, and all such regular and periodic reports as it shall file with the Commission;

     (d) The Company will, promptly after such package becomes available, furnish to THLi copies of all financial reporting packages prepared for management of the Company; and

     (e) Until the two-year anniversary of the First Closing Date, the Company will, as soon as practicable, and in any event within 5 days after the end of each month, furnish to THLi and GECC detailed reports, and any other information THLi and GECC may reasonably request, relating to (i) the use of Proceeds by the Company and its Subsidiaries and (ii) the Company's compliance with the Retail Plan and the E-Commerce Plan;

     (f) The Company will promptly furnish to THLi copies of any reports furnished to GECC pursuant to the Note Agreement; and

     (g) The Company will promptly furnish to THLi copies of any compliance certificates furnished to lenders in respect of indebtedness of the Company and its Subsidiaries and, with reasonable promptness, furnish to each Purchaser such other financial and other data of the Company and its Subsidiaries as such Purchaser may reasonably request, including, but not limited to, operating financial information for each retail store owned or operated by the Company or any of its Subsidiaries.

     4.10 Inspection of Property. The Company will permit representatives of THLi to visit and inspect, at THLi's expense, any of the properties of the Company and its Subsidiaries, to examine the corporate books and make copies or extracts therefrom and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the principal officers of the Company, all at such reasonable times, upon reasonable notice and as often as such Purchaser may reasonably request.

     4.11 Lost, Stolen, Damaged and Destroyed Stock Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate for shares of Series A Preferred Stock (or any certificate for the shares of Common Stock into which the Series A Preferred Stock is convertible) and in the case of loss, theft or destruction, upon delivery of an indemnity satisfactory to the Company (which, in the case of any Purchaser, may be an undertaking by such Purchaser so to indemnify the Company), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new certificate of like tenor for a number of shares of Series A Preferred Stock (or, if applicable, shares of Common Stock into which the Series A Preferred Stock is convertible) equal to the number of shares of such stock represented by the certificate lost, stolen, destroyed or mutilated.

     4.12 Related Party Transactions. The Company shall not, directly or indirectly, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into, amend or terminate any contract, arrangement or transaction with a Related Party, other than (i) any action to terminate the Consumer Credit Card Agreement by and among Krause's Sofa Factory, Castro Convertible Corporation and Monogram Credit Bank of Georgia, dated as of April 27, 1997 and (ii) the payment of salary and benefits pursuant to employment agreements entered into in the ordinary course of business.

     4.13 Operations in Accordance with Business Plan. The business and operations of the Company and its Subsidiaries shall be conducted in all material respects in accordance with the Company's annual business plan as approved by a majority of the Board of Directors, which majority must include the GECC Designee and the THLi Designees (each as defined in the Stockholders Agreement), except for such changes which shall have been approved in accordance with Section 2.2(u) of the Stockholders Agreement. The Company shall submit the E-Commerce Plan to the Board of Directors for approval no later than 90 days from the First Closing Date.

     4.14 Reservation of Shares. From and after the 15th day following the first meeting of stockholders of the Company occurring on or after the First Closing Date, the Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock.

     4.15 Notice of Breach. As promptly as practicable, and in any event not later than ten Business Days after senior management of the Company becomes aware of any breach by the Company of any provision of this Agreement, including, without limitation, this Article 4, the Company shall provide the Purchasers with written notice specifying the nature of such breach and any actions proposed to be taken by the Company to cure such breach.

     4.16 Limitation on Dividends. The Company shall not pay any dividends on Common Stock so long as any shares of Series A Preferred Stock remain out standing.

     4.17 Right of First Refusal. Subject to the terms and conditions specified in this Section 4.17, the Company hereby grants to THLi or any of its designees (collectively, the "First Refusal Stockholders") a right of first offer with respect to future sales by the Company of its Offered Shares (as hereinafter defined).

     Each time the Company proposes to offer any shares of, or securities convertible into or exercisable or exchangeable for any shares of, any class of its capital stock ("Offered Shares"), the Company shall first make an offering of such Offered Shares to the First Refusal Stockholders in accordance with the following provisions:

          (a) The Company shall deliver a notice in accordance with Section 9.5 of this Agreement ("Notice") to THLi stating (i) its bona fide intention to offer such Offered Shares, (ii) the number of such Offered Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Offered Shares.

          (b) Within 15 days after delivery of the Notice, the First Refusal Stockholders may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Offered Shares that equals the proportion that the number of shares of Common Stock issued and held (or issuable upon conversion and exercise of all convertible or exercisable securities then held by THLi and its Affiliates) bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities).

          (c) The right of first offer in this Section 4 shall not be applicable to any issuance or sale of any of the following securities:

             (i) Common Stock issued pursuant to any stock split, dividend or distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock without payment of any consideration by such holder, provided that all holders of capital stock of the Company and options or warrants or other securities exercisable or exchangeable for or convertible into, capital stock of the Company receive their pro rata share (on a common equivalent basis) of such Common Stock,

             (ii) Common Stock issuable or issued to employees, consultants or directors of the Company directly or pursuant to a stock option plan or restricted stock plan, or other similar arrangements related to compensation for services in effect on the date of this Agreement, or thereafter approved by a majority vote of THLi Designees;

             (iii) capital stock issued upon conversion or exercise of warrants, options or other securities outstanding immediately following the First Closing; or

             (iv) Common Stock issued in a bona fide firm commitment under written offering to the public.

     SECTION 5. Restrictions on Transfer. Neither the Purchasers or any of their respective Affiliates shall, directly or indirectly, sell, transfer, pledge, encumber or otherwise dispose of (collectively, a "Transfer") any of the Series A Preferred Stock or Common Stock received upon conversion of the Series A Preferred Stock, except for: (a) Transfers to or between Affiliates who agree to be bound by the provisions of this Agreement; (b) Transfers of Series A Preferred Stock or Common Stock received upon conversion of the Series A Preferred Stock pursuant to the exercise of the registration rights set forth in the Registration Rights Agreement; or (c) other Transfers that comply with the provisions of the Securities Act. The Company may require, in connection with any Transfer pursuant to the preceding clause (c), an opinion of counsel to the Purchaser that such Transfer complies with the provisions of the Securities Act.

     SECTION 6. Event of Default and Remedies.

     6.1  Event of Default. The occurrence of any of the events set forth on
Schedule 6.1 prior to the two-year anniversary of the First Closing Date shall constitute an Event of Default under this Agreement.

     6.2 Remedies. The Company shall notify the Purchasers immediately upon becoming aware of any Event of Default. If an Event of Default occurs and is continuing, then in every such case:

          (a) THLi at its option, shall have the right to either:

             (i) demand immediate redemption of up to its Maximum Number (as such term is defined in the Certificate of Designation) of shares of Series A Preferred Stock pursuant to paragraph 5(c) of the Certificate of Designation, or

             (ii) nominate and designate additional members of the Board of Directors pursuant to Section 4.7 hereof; and

          (b) without limiting the foregoing, any Purchaser may enforce its rights by suit in equity, by action at law, or by any other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Agreement or the Certificate of Incorporation or in aid of the exercise of any power granted in this Agreement or the Certificate of Incorporation.

     If THLi elects to demand redemption pursuant to clause (a)(i) above, each other holder of Series A Preferred Stock shall also be entitled to demand immediate redemption of such shares of Series A Preferred Stock permitted under paragraph 5(c) of the Certificate of Designation.

     6.3 Conduct No Waiver. No course of dealing on the part of any holder, nor any delay or failure on the part of any holder to exercise any of its rights, shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies.

     6.4 Remedies Cumulative. No right or remedy conferred upon or reserved to the holders of Series A Preferred Stock under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now and hereafter existing under applicable law. Every right and remedy given by this Agreement or by applicable law to the holders of Series A Preferred Stock may be exercised from time to time and as often as may be deemed expedient by the holders.

     SECTION 7. Conditions.

     7.1 Conditions to Each Party's Obligations to Effect the Transactions Contemplated Hereby. The respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the applicable Closing Date of the following conditions:

          (a) No temporary restraining order, preliminary or permanent injunction or other order or decree by any court of competent jurisdiction which prevents the consummation of the transactions contemplated hereby or imposes material conditions with respect thereto shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted).

          (b) No action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state or Federal government or governmental agency which would prevent the consummation of the transactions contemplated by this Agreement or imposes material conditions with respect thereto.

          (c) All consents and approvals of governmental entities legally required for the consummation of the transactions contemplated by this Agreement shall have been obtained and be in effect at the applicable Closing Date, except those for which failure to obtain such consents and approvals would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of any party to this Agreement to consummate the transactions contemplated by this Agreement.

     7.2 Conditions to Purchasers' Obligations to Effect the Transactions Contemplated Hereby. The obligations of the Purchasers to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the applicable Closing Date of the following additional conditions:

          (a) The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the applicable Closing Date, and the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (if not qualified by materiality) and true and correct (if so qualified) on and as of the date of this Agreement and at and as of the applicable Closing Date as if made at and as of the applicable Closing Date, except to the extent that any such representation or warranty expressly relates to another date (in which case, as of such date).

          (b) The consent or approval of each third party whose consent or approval shall be required in connection with the transactions contemplated hereby shall have been obtained.

          (c) The Company and the stockholders listed on the signature pages thereto shall have executed and delivered the Stockholders Agreement substantially in the form attached hereto as Exhibit A.

          (d) Purchasers shall have received an opinion of Morrison & Foerster LLP, counsel to the Company, substantially in the form attached hereto as Exhibit B.

          (e) The Company and the stockholders listed on the signature pages thereto shall have executed and delivered the Registration Rights Agreement substantially in the form attached hereto as Exhibit C.

          (f) Since the date of this Agreement, there shall not have been any change or events which have resulted or would in reasonable probability result in a Material Adverse Effect.

          (g) The Company, GECC and JOL shall have executed and delivered the Indebtedness Amendment substantially in the form attached hereto as Exhibit D.

          (h) The Company shall have filed the Certificate of Designation substantially in the form attached hereto as Exhibit E with the Delaware Secretary of State.

          (i) Purchasers shall have completed their business, legal and financial due diligence review and the results of such review shall be satisfactory to Purchasers in their sole judgment.

     SECTION 8. Interpretation.

     8.1  Definitions.

     "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     "beneficially own" with respect to any Series A Preferred Stock shall mean having "beneficial ownership" of such Series A Preferred Stock (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

     "Board of Directors" shall mean the board of directors of the Company.

     "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Certificate of Designation" shall mean the Certificate of Designation of Series A Convertible Preferred Stock of the Company substantially in the form attached hereto as Exhibit E.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Consolidated" or "consolidated," when used with reference to any financial term in this Agreement (but not when used with respect to any tax return or tax liability), shall mean the aggregate for two or more Persons of the amounts signified by such term for all such Persons, with inter-company items eliminated and, with respect to earnings, after eliminating the portion of earnings properly attributable to minority interests, if any, in the capital stock of any such Person or attributable to shares of preferred stock of any such Person not owned by any other such Person.

     "E-Commerce Plan" shall mean a business plan setting forth the Company's planned business to business and E-commerce activities, including detailed information with respect to E-Commerce Proceed Uses, strategy, implementation of strategy, milestone targets and a timeline with respect thereto, as such business plan may be amended from time to time in accordance with Section 2.2(u) of the Stockholders Agreement.

     "E-Commerce Proceed Uses" shall mean the use of Proceeds to build infrastructure and sales and marketing capabilities for (including the recruitment of appropriate talent associated with) business-to-business activities and e-commerce activities, including commerce related to transactions on the Internet and such further uses described in the E-Commerce Plan.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor Federal statute.

     "GECC" shall mean, collectively, General Electric Capital Corporation, a New York corporation and GE Capital Equity Investments, Inc., a Delaware corporation.

     "Individual Purchasers" shall mean the Purchasers other than THLi, GECC and Permal.

     "Initial Purchasers" shall mean THLi, GECC and Permal.

     "JOL" shall mean Japan Omnibus Ltd., an international business corporation incorporated in the British Virgin Islands.

     "Note Agreement" shall mean, collectively, the Securities Purchase Agreement dated as of August 26, 1996 between the Company and GECC and the Supplemental Securities Purchase Agreement, dated as of August 14, 1997, among the Company GECC and JOL, in each case, as amended.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

     "Pension Plan" shall mean any multiemployer plan or single employer plan, as defined in Section 4001 of ERISA, that is subject to Title IV of ERISA, that the Company, any Subsidiary or any ERISA Affiliate maintains or is or ever has been obligated to contribute to for the benefit of employees or former employees of the Company, any Subsidiary or any ERISA Affiliate.

     "Permal" shall mean those entities and individuals constituting the Permal Group as set forth on Schedule C to the Stockholders Agreement.

     "Permitted Proceeds Uses" shall mean Retail Proceed Uses or E-Commerce Proceed Uses.

     "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

     "Proceeds" shall mean the proceeds from the sale of the Series A Preferred Stock pursuant to this Agreement.

     "Related Party" shall mean any officer, director or beneficial holder of 3% or more of the outstanding shares of capital stock of the Company or any Subsidiary, any spouse, former spouse, child, parent, parent of a spouse, sibling or grandchild of any such officer, director or beneficial holder of the Company or any Subsidiary, and any Affiliate or Associate of any of the foregoing Persons; provided, however, that neither THLi nor GECC shall be deemed to be a Related Party.

     "Retail Plan" shall mean a business plan setting forth the Company's planned retail activities, including detailed information with respect to Retail Proceed Uses, Strategy, implementation of Strategy, milestone targets and a time line with respect thereto, as such business plan may be amended from time to time in accordance with section 2.2(a) of the Stockholders Agreement.

     "Retail Proceed Uses" shall mean the use of Proceeds to (i) repay the Loan and Security Agreement, dated as of January 20, 1995, as amended, by and between Congress Financial Corporation (Western), Krause's Sofa Factory and Castro Convertible Corporation (the "Credit Agreement"), (ii) make capital expenditures related to the opening of new stores, (iii) for working capital purposes in connection with the Company's retail business and (iv) for such further uses described in the Retail Plan.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power or the Voting Securities or equity interest is owned, directly or indirectly, by such Person.

     "THLi" shall mean, collectively, TH Lee.Putnam Internet Partners, L.P. and TH Lee.Putnam Internet Parallel Partners, L.P., together with their affiliates.

     "Voting Securities" of any Person shall mean at any time shares of any class of capital stock of such Person which are then entitled to vote generally in the election of directors.

     8.2 Accounting Principles. The character or amount of any asset, liability, capital account or reserve and of any item of income or expense required to be determined pursuant to this Agreement, and any consolidation or other accounting computation required to be made pursuant to this Agreement, and the construction of any definition in this Agreement containing a financial term, shall be determined or made, as the case may be, in accordance with generally accepted accounting principles, to the extent applicable, unless such principles are inconsistent with the express requirements of this Agreement. References in this Agreement to a fiscal year refer to the period ending on the last Sunday of January of the following calendar year as determined by the 52/53 retail fiscal year. (For example, 1998 fiscal year refers to the fiscal year ending January 31, 1999.)

     SECTION 9. Miscellaneous.

     9.1 Severability. If any term, provision, covenant or restriction of this Agreement or any exhibit hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     9.2 Specific Enforcement. Each Purchaser, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

     9.3 Entire Agreement. This Agreement (including the documents set forth in the exhibits hereto) contains the entire understanding of the parties with respect to the transactions contemplated hereby.

     9.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     9.5 Notices and Other Communications. All notices, consents, requests, instructions, approvals, financial statements, proxy statements, reports and other communications provided for herein shall be in writing and shall be delivered personally, by facsimile or sent by prepaid overnight courier service, to:

        The Company:

        Krause's Furniture, Inc.
        200 North Berry Street
        Brea, CA 92821-3903
        Facsimile #: (714) 990-3561
        Attention: Philip M. Hawley

        With a copy to:

        Krause's Furniture, Inc.
        200 North Berry Street
        Brea, CA 92821-3903
        Facsimile #: (714) 990-3561
        Attention: Judith O. Lasker, Esq.

        and

        Morrison & Foerster LLP
        555 West 5th Street, Suite 3500
        Los Angeles, CA 90013-1024
        Facsimile #: (213) 892-5454
        Attention: Charles Kaufman, Esq.

        Each Purchaser:

        At the address or facsimile number set forth on the signature pages hereto.

        With a copy to:

        Skadden, Arps, Slate, Meagher & Flom LLP
        300 South Grand Avenue
        Suite 3400
        Los Angeles, California 90071
        Facsimile #: (213) 687-5600
        Attention: Michael A. Woronoff, Esq.

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

     9.6 Amendments. This Agreement may be amended as to the Purchasers and their successors and assigns, and the Company may take any action herein prohibited, or omit to perform any act required to be performed by it, if the Company shall obtain (i) the written consent of the Purchasers and/or such successors and assigns who are the registered holders of not less than a majority of the outstanding shares of Series A Preferred Stock then held by the Purchasers and their successors or assigns and (ii) the written consent of THLi; provided, however, that without the consent of each holder affected, however, no amendment or waiver may (with respect to any shares of Series A Preferred Stock held by a nonconsenting holder of shares of Series A Preferred Stock):

          (a) reduce the aggregate number of shares of Series A Preferred Stock whose holders must consent to an amendment or waiver of any provision of this Agreement; or

          (b) make any change in the foregoing amendment and waiver provisions.

     This Agreement may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought or by parties with the right to consent to such waiver, change, modification or discharge on behalf of such party.

     9.7 Cooperation. Each Purchaser and the Company agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

     9.8 Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Any Purchaser may (but shall not be required to) assign any or all of its rights under this Agreement to any transferee of any Series A Preferred Stock; provided that THLi may only assign its rights under Section 4 to a transferee of at least 30% of the Stock held by THLi as of the date of this Agreement (calculated as if all shares of Series A Preferred Stock had been converted into shares of Common Stock as of the date of such calculation). If THLi assigns any or all of its rights under Section 4, such rights shall only be exercised by holders of more than 50% of the Stock held by THLi as of the date of this Agreement (calculated as if all shares of Series A Preferred Stock had been converted into shares of Common Stock as of the date of such calculation). This Agreement may not be assigned by the Company.

     9.9  Expenses and Remedies.

          (a) The Company agrees to pay THLi for all reasonable outside legal and consulting fees of THLi in connection with this Agreement and the consummation of all transactions contemplated hereby, which costs shall not exceed $50,000, and all costs and expenses relating to any future amendment or supplement to this Agreement or the Series A Preferred Stock (or any proposal by the Company for such amendment or supplement) whether or not consummated or any waiver or consent with respect thereto (or any proposal for such waiver or consent) whether or not consummated, and all costs and expenses of THLi relating to the enforcement of this Agreement, the Registration Rights Agreement or the Series A Preferred Stock.

          (b) The Company further agrees to indemnify and save harmless each Purchaser and each Purchaser's officers, directors, partners, employees, trustees and agents, each Person who controls such Purchaser within the meaning of the Securities Act or the Exchange Act, from and against any and all costs, expenses, damages or other liabilities resulting from any breach of this Agreement by the Company or any legal, administrative or other proceedings arising out of the transactions contemplated hereby (other than such costs, expenses, damages or other liabilities resulting, directly or indirectly, (i) from the breach by such Purchaser of any of its representations, warranties or other agreements contained herein, (ii) from the gross negligence or willful misconduct of such Purchaser or any of its officers, directors, partners, employees or agents, or any Person who controls such Purchaser within the meaning of the Securities Act or the Exchange Act or (iii) from an ERISA violation resulting from any action or inaction by such Purchaser, other than an ERISA violation resulting from a breach by the Company of this Agreement); provided, however, that, if and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws.

          (c) The indemnified party under this Section 9.9 will, promptly after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from the Company on account of an indemnity agreement contained in this Section 9.9 notify the

     Company in writing of the commencement thereof. The omission of any indemnified party so to notify the Company of any such action shall not relieve the Company from any liability which it may have to such indemnified party except to the extent the Company shall have been prejudiced by the omission of such indemnified party so to notify the Company, pursuant to this Section 9.9. In case any such action shall be brought against any indemnified party and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the Company to such indemnified party of its election so to assume the defense thereof, the Company will not be liable to such indemnified party under this Section 9.9 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof nor for any settlement thereof entered into without the consent of the Company; provided, however, that (i) if the Company shall elect not to assume the defense of such claim or action or (ii) if the indemnified party reasonably determines (x) that there may be a conflict between the positions of the Company and of the indemnified party in defending such claim or action or (y) that there may be legal defenses available to such indemnified party different from or in addition to those available to the Company, then separate counsel for the indemnified party shall be entitled to participate in and conduct the defense, in the case of
     (i) and (ii) (x), or such different defenses, in the case of (ii)(y), and the Company shall be liable for any reasonable legal or other expenses incurred by the indemnified party in connection with the defense. The obligations of the Company to each indemnified party hereunder shall be separate obligations, and the Company's liability to any such indemnified party hereunder shall not be extinguished solely because any other indemnified party is not entitled to indemnity hereunder. The obligations of the Company under this Section 9.9 shall survive the redemption or purchase by the Company of the shares of Series A Preferred Stock purchased by any Purchaser, any transfer of the Series A Preferred Stock by any Purchaser and the termination of this Agreement, the Series A Preferred Stock, the Stockholders Agreement and any of the other documents executed in connection herewith.

     9.10 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the issuance and delivery of the Series A Preferred Stock, regardless of any investigation made by or on behalf of any party.

     9.11 Transfer of Series A Preferred Stock. (a) Each Purchaser understands and agrees that the Series A Preferred Stock has not been registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act and, where applicable, such laws or transactions as to which an exemption from the registration requirements of the Securities Act and, where applicable, such laws are available. Each Purchaser acknowledges that, except as provided in the Registration Rights Agreement, such Purchaser has no right to require the Company to register the Series A Preferred Stock. Each Purchaser understands and agrees that each certificate representing the Series A Preferred Stock shall bear legends substantially in the form as follows:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

          "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY A STOCKHOLDERS AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC. (THE "COMPANY") AND THE STOCKHOLDERS PARTIES THERETO (THE "STOCKHOLDERS AGREEMENT"), A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY."

          "IN ADDITION TO THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT BY AND AMONG THE COMPANY AND THE PURCHASERS LISTED ON THE SIGNATURE PAGES THERETO, A COPY OF EACH OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY."

     9.12 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Laws and Rules 327(b). Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. Registered Mail to its respective address set forth in this Agreement shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

     9.13 Publicity. Each of the parties hereto agrees that it will make no statement regarding the transactions contemplated hereby which is inconsistent with the press release agreed to by the parties hereto. Notwithstanding the foregoing, each of the parties hereto may, in document required to be filed by it with the Commission or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised is legally necessary upon advice of its counsel.

     9.14 Signatures. This Agreement shall be effective upon delivery of original signature pages or facsimile copies thereof executed by each of the parties hereto.

     IN WITNESS WHEREOF, the Company and the Purchasers have caused this agreement to be executed and delivered by their respective officers thereunto duly authorized.

                                          KRAUSE'S FURNITURE, INC.

                                          By:
                                            ------------------------------------
                                            Name: Robert A. Burton
                                            Title: Executive Vice President/CFO

                                          TH LEE.PUTNAM INTERNET PARTNERS, L.P.

                                          By: TH LEE.PUTNAM INTERNET FUND
                                            ADVISORS, L.P., its General Partner

                                          By: TH LEE.PUTNAM INTERNET FUND
                                              ADVISORS, LLC, its General Partner

                                          By:
                                            ------------------------------------
                                            Name: Christine Kim
                                            Title: Vice President

                                          Address: 200 Madison Avenue, Suite
                                                   2225
                                               New York, New York 10016
                                               Facsimile #: (212) 951-8655
                                               Attention: Christine Kim

                                          Number of Shares: 134,000

                                          Purchase Price: $6,700,000

                                          TH LEE.PUTNAM INTERNET PARALLEL
                                          PARTNERS, L.P.

                                          By: TH LEE.PUTNAM INTERNET FUND
                                              ADVISORS, L.P., its General
                                              Partner

                                          By: TH LEE.PUTNAM INTERNET FUND
                                              ADVISORS, LLC, its General Partner

                                          By:
                                            ------------------------------------
                                            Name: Christine Kim
                                            Title: Vice President

                                          Address: 200 Madison Avenue, Suite
                                                   2225
                                               New York, New York 10016
                                               Facsimile #: (212) 951-8655
                                               Attention: Christine Kim

                                          Number of Shares: 126,000

                                          Purchase Price: $6,300,000

                                          GE CAPITAL EQUITY INVESTMENTS, INC.

                                          By:
                                            ------------------------------------
                                            Name: George L. Hashbarger, Jr.
                                            Title: Senior Vice President

                                          Address: 260 Long Ridge Road
                                               Stamford, Connecticut 06927
                                               Facsimile #: (203)
                                               Attention:

                                          Number of Shares: 20,000

                                          Purchase Price: $1,000,000

     Additional signature pages omitted. See Schedule A to Appendix D for a list of signatories.

                                  SCHEDULE 6.1

                               EVENTS OF DEFAULT

     (a) the Company's breach of the covenant contained in the last sentence of
Section 4.13 of the Agreement;

     (b) the failure of the Company to receive approval of the E-Commerce Plan in accordance with Section 2.2(u) of the Stockholders Agreement within 120 days from the First Closing Date;

     (c) failure to use at least $10,000,000 of the Proceeds for E-Commerce Proceed Uses during the term of the E-Commerce Plan; and

     (d) the Company's material variance (positive or negative) from the aggregate projected expenditures contained in the E-Commerce Plan for any calendar month and the continuance of a material variance for the period beginning on the first day of such month and ending 60 days after written notice is given to the Company by THLi.

     THLi shall be deemed to waive any Event of Default pursuant to clause (c) or (d) above unless THLi has notified the Company in writing of such Event of Default within 15 days of the later of (i) THLi's becoming aware of such Event of Default and (ii) THLi's receipt of the monthly report required by Section 4.9(e) of the Agreement. In addition, THLi may approve deviations from the E-Commerce Plan (and such deviations will not be deemed to be Events of Default) or waive any of the defaults listed above, in each case by executing a written instrument specifying such waiver.

                                                                      APPENDIX D

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                            KRAUSE'S FURNITURE, INC.

                                      AND

             THE STOCKHOLDERS LISTED ON THE SIGNATURE PAGES HEREOF

                          DATED AS OF JANUARY 14, 2000

     Amended and Restated Registration Rights Agreement (this "Agreement"), dated as of January 14, 2000, by and among Krause's Furniture, Inc., a Delaware corporation (the "Company"), and each of the stockholders of the Company listed on the signature pages hereto (the "Investors").

     1. Background. The Investors own shares of either the Company's common stock, par value $.001 per share (the "Common Stock") or the Company's Series A Convertible Preferred Stock, par value $.0001 per share, (the "Series A Preferred Stock"), which is convertible into Common Stock. In connection with a Securities Purchase Agreement between the Company and the purchasers listed thereto, dated August 26, 1996, the Company entered into a Registration Rights Agreement with certain stockholders dated August 26, 1996 (the "Prior Registration Rights Agreement").

     Pursuant to a Securities Purchase Agreement among the Company and the purchasers listed thereto, dated the date hereof, the Company and the Investors have entered into this Agreement to amend, restate and supersede the Prior Registration Rights Agreement.

     2. Registration Under Securities Act, Etc.

     2.1 Registration on Request.

     (a) Request. Subject to Section 2.8 hereof, at any time and from time to time upon the written request of Holders (the "Initiating Holders") of not less than the Required Number of Shares that the Company effect the registration under the Securities Act (other than pursuant to a Shelf Registration Statement) of all or part of such Initiating Holders' Registrable Securities (provided that the Company shall not be obligated to register less than the Required Number of Shares pursuant to such request), the Company will promptly give written notice of such requested registration to all registered Holders, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

          (i) the Registrable Securities (representing not less than the Required Number of Shares) which the Company has been so requested to register by such Initiating Holders, and

          (ii) all other Registrable Securities which the Company has been requested to register by the Holders thereof (such Holders together with the Initiating Holders are hereinafter referred to as the "Selling Holders") by written request given to the Company within 20 days after the giving of such written notice by the Company, all to the extent required to permit the disposition of the Registrable Securities so to be registered.

     (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering by one or more Selling Holders, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised each Selling Holder to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the Selling Holders of not less than a majority of all Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

     (c) Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the Commission as shall be selected by the Company.

     (d) Expenses. The Company will pay the Registration Expenses in connection with any registration requested pursuant to this Section 2.1.

     (e) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected:

          (i) unless a registration statement with respect thereto has become effective,

          (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such registration has not thereafter become effective, or

          (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders.

     (f) Selection of Underwriters. The underwriter or underwriters of each underwritten offering of the Registrable Securities shall be selected by the mutual agreement of the Company and the Selling Holders of a majority of the Registrable Securities so to be registered.

     (g) Priority in Requested Registration. If the managing underwriter of any underwritten offering shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Selling Holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration, pro rata among the Selling Holders on the basis of the percentage of the Registrable Securities of such Selling Holders requested so to be registered. In connection with any such registration to which this Section 2.1(g) is applicable, no securities other than Registrable Securities shall be covered by such registration.

     (h) Limitations on Registration on Request. Notwithstanding anything in this Section 2.1 to the contrary, the Company shall not be required to effect, in the aggregate pursuant to this Section 2.1, without regard to the Holder making such request, more than two registrations during any twelve month period.

     2.2  Incidental Registration.

     (a) Right to Include Registrable Securities. If the Company proposes at any time to register any of its securities under the Securities Act (other than a Shelf Registration Statement) by registration on Forms S-1, S-2 or S-3 or any successor or similar form(s) (except registrations on such Forms or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger, reorganization, or consolidation), whether or not for sale for its own account, it will, subject to
Section 2.8 hereof, each such time give prompt written notice to all registered Holders of its intention to do so and of such Holders' rights under this Section
2.2. Upon the written request of any such Holder (a "Requesting Holder") made as promptly as practicable and in any event within 20 days after the receipt of any such notice (10 days if the Company states in such written notice or gives telephonic notice to all registered Holders , with written confirmation to follow promptly thereafter, that (i) such registration will be on Form S-3 and
(ii) such shorter period of time is required because of a planned filing date) (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder), the Company will, subject to Section 2.8 hereof, use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holder or Holders entitled to do so to request that such registration be effected as a registration under Section 2.1 and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1. The Company will pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to this Section 2.2.

     (b) Priority in Incidental Registrations. If the managing underwriter of any underwritten offering shall inform the Company (or, in the case of a secondary offering, the selling stockholders initiating such offering) of its belief that the number or type of Registrable Securities requested to be included in such registration would materially adversely affect such offering, then the Company will include in such registration, to the extent of the number and type which the Company is (or the selling stockholders initiating such offering are) so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company (or, in the case of a secondary offering, the selling stockholders initiating such offering) to be sold for its (or their) own account, and second, such Registrable Securities and any other securities of the Company requested to be included in such registration, pro rata among all such Holders on the basis of the estimated gross proceeds of the securities of such Holders requested to be so included.

     (c) Selection of Managing Underwriter. The managing underwriter of any underwritten offering pursuant to this Section 2.2 shall be selected by the Company at its sole discretion.

     2.3 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1, 2.2 or 2.8, the Company will as expeditiously as possible:

          (a) in the case of a registration pursuant to Section 2.1 or 2.2, prepare and (as soon as practicable, and in any event within 75 days in the case of Form S-1 or S-2 and 30 days in the case of a registration requested on Form S-3 after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; provided, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities, provided, that in the case of a registration pursuant to Section 2.1 or 2.2, such period need not exceed 90 days;

          (c) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

          (d) use its best efforts:

             (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request;

             (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect; and

             (iii) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) in the case of a registration pursuant to Section 2.1 or 2.2, furnish to each seller of Registrable Securities a signed counterpart of
     (i) an opinion of counsel for the Company and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountant's comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the accountant's comfort letter, such other financial matters, and in the case of the legal opinion, such other legal matters, as the sellers of a majority of the Registrable Securities covered by such registration statement, or the underwriters, may reasonably request;

          (g) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, in the judgment of the Company, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, in the judgment of the Company, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus;

          (i) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration; and

          (j) use its best efforts to list all Registrable Securities covered by such registration statement on any national securities exchange or national quotations system on which Registrable Securities of the same class covered by such registration statement are then listed.

     The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company in writing as promptly as reasonably practicable such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (g) of this Section 2.3, such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (g) of this
Section 2.3 and, if so directed by the Company, will deliver to the Company (at the

Company's expense) all copies, other than permanent file copies, then in such Holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     2.4  Underwritten Offerings.

     (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by Holders pursuant to a registration requested under
Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such Holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.7. The Holders of the Registrable Securities proposed to be distributed by such underwriters will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof. Such Holders to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities, such Holder's intended method of distribution and any other representations required by law.

     (b) Incidental Underwritten Offerings. If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to Section 2.8 hereof, if requested by any Requesting Holder arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Requesting Holder among the securities of the Company to be distributed by such underwriters. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. Any such Requesting Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Requesting Holder, such Requesting Holder's Registrable Securities and such Requesting Holder's intended method of distribution or any other representations required by law. Notwithstanding the foregoing provisions of this Section 2.4(b), the Company need not include any Registrable Securities of any such Requesting Holder in an underwritten offering of the Company's securities if the inclusion of such Requesting Holder's securities, in the opinion of the managing underwriter for such offering by the Company, might adversely affect such offering by the Company.

     (c) Hold-back Agreements.

     (i) In the case of any underwritten public offering by the Company of shares of Common Stock, each Holder agrees not to effect any disposition (other than a disposition of Registrable Securities under such underwritten public offering or a bona fide pledge or a disposition to an Affiliate of such Holder who agrees to be bound by the provisions of this paragraph) (a "Disposition") of any Registrable Securities, and not to effect any such Disposition of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the 15 days prior to, and during the 90-day period (or such longer period as may be reasonably requested by the underwriter of such offering) beginning on, the effective date of such registration statement (except as apart of such registration); provided that each Holder has received written notice of such registration at least 15 days prior to such effective date.

     (ii) If any registration of Registrable Securities shall be in connection with an underwritten public offering, the Company agrees (x) not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any subsidiary of the Company of the capital stock or substantially all the assets of any other person or in connection with an employee stock option or other benefit plan) during the 90 days prior to, and during the 180-day period beginning on, the effective date of such registration statement (except as part of such registration) and (y) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which Holders of such securities agree not to effect any Disposition of any such securities during the period referred to in the foregoing clause (x) (except as part of such registration, if permitted).

     2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them such access to its books and records (to the extent customarily given to underwriters of the Company's securities) and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     2.6 Limitations, Conditions and Qualifications to Obligations Under Registration Covenants. The obligation of the Company to use its best efforts to cause the Registrable Securities to be registered under the Securities Act is subject to the following limitations, conditions and qualifications.

          (a) The Company shall be entitled to postpone for a reasonable period of time (but not exceeding 180 days, in the case of a registration pursuant to Section 2.1 or 2.2, and 30 days in the case of a registration pursuant to Section 2.8) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2.1, if the Company determines, in its reasonable judgment, that such registration and offering
     (i) would interfere with any financing, acquisition, merger, consolidation, material joint venture, corporate reorganization or other material transaction involving the Company or any of its Affiliates, or (ii) would require premature disclosure of any of the foregoing transactions (or of the existence of negotiations, discussions or pending proposals with respect thereto) or of any pending or threatened litigation, claim, assessment or governmental investigation which would be material to the Company, and promptly gives the Holders requesting registration thereof pursuant to Section 2.1 written notice of such delay. If the Company shall so postpone the filing of a registration statement, such Holders of Registrable Securities requesting registration thereof pursuant to Section
     2.1 shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which Holders are entitled pursuant to Section 2.1 hereof.

          (b) The Company shall not be obligated to effect the registration of Registrable Securities of any Holder pursuant to Section 2.1, 2.2 or 2.8 unless such Holder consents to reasonable conditions imposed by the Company, including without limitation:

             (i) conditions prohibiting the sale of shares by such Holder until the registration shall have been effective for a specified period of time;

             (ii) conditions requiring such Holder to comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Exchange Act and any rules issued thereunder by the Commission, and to furnish to the Company information about sales made in such public offering;

             (iii) conditions prohibiting such Holder from effecting the sale of shares upon receipt of telegraphic or written notice from the Company (until further notice) given to permit the Company to correct or update a registration statement or prospectus; and

             (iv) conditions requiring that at the end of the period during which the Company is obligated to keep the registration statement effective under Section 2.3(b) or 2.8(c), such Holder shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement that remain unsold, and requiring such Holder to notify the Company of the number of Registrable Securities registered that remain unsold promptly upon receipt of notice from the Company.

     (c) Holders shall use their reasonable best efforts to effect as wide a distribution of such Registrable Securities as reasonably practicable, and in no event shall any sale of Registrable Securities be made knowingly to (i) any Person (including its Affiliates) or (ii) any Persons or entities which are to the knowledge of such Holders (or to the knowledge of any underwriter for such Holders) part of any "group" within the meaning of Regulation 13D of the Exchange Act which includes such purchaser or any of its Affiliates that, after giving effect to such sale, would beneficially own securities representing more than 5% of the aggregate voting power of all outstanding voting securities of the Company. The Holders of such Registrable Securities shall secure the agreement of their underwriter or underwriters, if any, for such offering to comply with the foregoing.

     2.7  Indemnification.

     (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 2.1, 2.2 or 2.8, each seller of any Registrable Securities covered by such registration statement, its directors, officers, partners, agents and Affiliates and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (a "Controlling Person"), insofar as losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse such seller and each such director, officer, partner, agent or affiliate, underwriter and Controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument executed by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner, agent or affiliate or Controlling Person and shall survive the transfer of such securities by such seller.

     (b) Indemnification by the Sellers. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.7) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act (a "Company Controlling Person"), with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 2.7(b) shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or Company Controlling Person and shall survive the transfer of such securities by such seller.

     (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties is reasonably likely to exist in respect of such claim, the indemnifying party shall be entitled to participate in and, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof and the indemnified party notifies the indemnifying party of such indemnified party's judgment and the basis therefor. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

     (d) Contribution. If the indemnification provided for in this Section 2.7 shall for any reason be held by a court to be unavailable to an indemnified party under subparagraph (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claims, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this subparagraph (d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

     (e) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 2.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

     (f) Indemnification Payments. The indemnification and contribution required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred. In any case in which it shall be judicially determined that a party is not entitled to indemnification or contribution, any payments previously received by such party hereunder shall be promptly reimbursed.

     2.8  Shelf Registration Statements.

     (a) Within 120 days of the date hereof, the Company shall have filed with the Commission and shall use its best efforts to cause to be declared effective within 180 days from the date hereof, a Shelf Registration Statement, relating to the offer and sale of the Registrable Securities owned by the Holders listed on Schedule A hereto.

     (b) The Company will use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by such Holders for a period of three years from the date such Shelf Registration Statement is first declared effective by the Commission, or for such shorter period that will terminate when all Registrable Securities covered by such Shelf Registration Statement have been sold pursuant thereto or cease to be outstanding or otherwise to be Registrable Securities.

     (c) The Company will pay the Registration Expenses in connection with any Shelf Registration Statement pursuant to this Section 2.8.

     3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings (capitalized terms used but not defined herein having the meanings set forth in the Stockholders Agreement):

     "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

     "Holder" means any holder of Registrable Securities.

     "Person" means a corporation, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and fees of the National Association of

Securities Dealers, Inc., all listing fees, all fees and expenses of complying with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters (including, without limitation, fees and expenses of counsel to the underwriters) customarily paid by issuers or sellers of securities and the reasonable fees and expenses of one counsel to the Selling Holders (selected by Selling Holders representing at least a majority of the Registrable Securities covered by such registration); provided, however, that Registration Expenses shall exclude, and the sellers of the Registrable Securities being registered shall pay, underwriters' fees and underwriting discounts and commissions and transfer taxes in respect of the Registrable Securities being registered.

     "Registrable Securities" means (i) the shares of Common Stock and the shares of Common Stock issuable upon conversion of the Series A Preferred Stock held or otherwise acquired by the Investors (including by way of issuance upon exercise or conversion of any warrants or other securities) and (ii) any Common Stock of the Company issuable or issued with respect to the Common Stock, the Series A Preferred Stock and/or warrants or other securities referred to in clause (i) by way of a merger, consolidation, stock split, stock dividend, recapitalization of the Company or similar transaction. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by, and in compliance with, Rule 144 (or successor provision) promulgated under the Securities Act,
(c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act, or (d) they shall have ceased to be outstanding.

     "Required Number of Shares" means shares of Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) representing a total of 1,000,000 shares of Common Stock, subject to adjustment as provided in
Section 12.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

     "Shelf Registration Statement" means either Shelf Registration Statement No. 1 or Shelf Registration Statement No. 2.

     "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company filed pursuant to Section 2.8, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Stockholders Agreement" shall mean the Amended and Restated Stockholders Agreement dated the date hereof between the Company and the stockholders listed on the signature pages thereof.

     4. Rule 144. The Company shall take all actions reasonably necessary to enable Holders of Common Stock or Series A Preferred Stock to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of any Holder of Common Stock or Series A Preferred Stock, the

Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     5. Amendments and Waivers. This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of:

          (i) the Holders of at least a majority of the Registrable Securities (calculated on a fully diluted basis);

          (ii) GE Capital Equity Investments, Inc. (collectively, with General Electric Capital Corporation, "GECC"), in the event GECC beneficially owns at least 2,000,000 shares of Registrable Securities; and

          (iii) TH Lee.Putnam Internet Partners, L.P. and TH Lee.Putnam Internet Parallel Partners, L.P. (collectively with their affiliates, "THLi"), in the event THLi beneficially owns at least 2,000,000 shares of Registrable Securities.

Each beneficial owner of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

     6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of any number or percentage of Registrable Securities held by any Holder or Holders contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     7. Notices. All communications provided for hereunder shall be sent by courier or other overnight delivery service, shall be effective upon receipt, and shall be addressed as follows:

          (a) if to an Investor, at such address as the Investor shall have furnished to the Company in writing;

          (b) if to any other Holder, at the address that such Holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last Holder of such Registrable Securities who has furnished an address to the Company; or

          (c) if to the Company, addressed to it at Krause's Furniture, Inc. 200 North Berry Street, Brea, CA 92821-3903, Attention: Judith O. Lasker, Esq. or at such other address as the Company shall have furnished to each Holder at the time outstanding.

     8. Assignment; Calculation of Interests in Registrable Securities.

     (a) This Agreement shall be binding upon and inure the benefit of and be enforceable by the parties hereto and, with respect to the Company, its respective successors and assigns and, with respect to the Investors, any beneficial owner of any Registrable Securities, subject to the provisions respecting the minimum number or proportion of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

     (b) All references to Registrable Securities shall be calculated as if all shares of Series A Preferred Stock had been converted into shares of Common Stock as of the date of such calculation; provided, that any proportion of the Registrable Securities necessary to be determined in connection with a specific registration shall be calculated based upon the number of Registrable Securities participating in such registration only (assuming any shares of Series A Preferred Stock had been converted into shares of Common Stock.)

     9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     10. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Laws and Rules 327(b). Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. Registered Mail to its respective address set forth in this Agreement shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

     11. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement.

     12. Recapitalizations, etc. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares of Registrable Securities or any other change in the Company's capital structure, appropriate adjustments shall be made in this Agreement so as to fairly and equitably preserve, to the extent practicable, the original rights and obligations of the parties hereto under this Agreement. At the request of the Selling Holders of a majority of Registrable Securities in connection with any registration pursuant to Section
2.1 hereof, the Company will effect such adjustments to the outstanding Common Stock, by way of stock split or stock dividend as the Selling Holders may reasonably request to facilitate the registration and sale of the Common Stock.

     13. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                        KRAUSE'S FURNITURE, INC.

                                        By:       /s/ ROBERT A. BURTON

                                           -------------------------------------
                                                     Robert A. Burton
                                               Executive Vice President/CFO

                                        GE CAPITAL EQUITY INVESTMENTS, INC.

                                        By:

                                           -------------------------------------
                                                 George L. Hashbarger, Jr.
                                                   Senior Vice President

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By:

                                           -------------------------------------
                                                 George L. Hashbarger, Jr.
                                               Department Operations Manager

                                   SCHEDULE A

     Ascend Partners, L.P.
     Larry Black
     Branagh Revocable Trust
     Matthew William Clarke -- IRA
     Sanford J. Colen
     Aaron J. Colen, UTMA, CA
     Elyse L. Colen, UTMA, CA
     Sara K. Cox
     John Davies
     Diamond A. Partners, L.P.
     J. Steven Emerson
     Emily Fairbairn -- IRA
     Malcolm Fairbairn -- IRA
     William T. and Kathleen P. Gibson
     Jonathan & Nancy Glaser Family Trust
     George P. Hawley
     Allison Booth Hawley Trust I
     Caitlin Hale Hawley Trust I
     Hawley Family Trust
     Maureen Erin Hawley Trust I
     Shannon Follen Hawley Trust I
     Philip M. Hawley
     Dr. Philip M. Hawley, Jr.
     Victor F. Hawley
     Richard Hicks
     Kathryn Jergens Trust
     Diane Johnson
     Richard M. Keller
     Stephen M. Keller
     Stephen F. Keller Professional Corporation Defined Benefit Plan
     Paul Kessler
     Sidney Kimmel
     Theodore D. Konopisos
     Peter Lamm
     Robert London
     Jeffrey S. Morgan
     The Muhl Family Trust
     Pacific Security Group, Inc.
     Pilot Holdings, L.P.
     Pointe Investments Capital, Ltd
     Pollat, Evans & Co., Inc.
     Kevin and Erin Przybocki
     Charles B. Runnels, Jr.
     Charles B. Runnels, III
     G. Tyler Runnels
     Lord Robin Russell
     Timothy Michael Wallace
     Wave Enterprises, Inc.
     Ira Weingarten
     J.D. Yates
     Zaxis Partners, L.P.

                                                                      APPENDIX E

                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                  BY AND AMONG

                            KRAUSE'S FURNITURE, INC.

                                      AND

                           THE STOCKHOLDERS LISTED ON

                           THE SIGNATURE PAGES HEREOF

                          DATED AS OF JANUARY 14, 2000

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Section 1.   Definitions.................................................   E-2
Section 2.   Corporate Governance........................................   E-5
             2.1  Board of Directors.....................................   E-5
             2.2  Certain Actions Requiring Consent of the GECC Designee
             and the THLi Fund Designee..................................   E-6
             2.3  Management.............................................   E-8
             2.4  Directors' Indemnification.............................   E-9
             2.5  Expenses...............................................   E-9
             2.6  Cooperation............................................   E-9
Section 3.   Restrictions on Transfers of Stock..........................   E-9
Section 4.   Rights of First Offer.......................................  E-10
Section 4A.  Hawley Trust Stock Rights of First Offer....................  E-11
Section 5.   Tag-Along Rights............................................  E-12
Section 6.   Conflicting Agreements......................................  E-12
Section 7.   Legend......................................................  E-12
Section 8.   Representations and Warranties..............................  E-13
Section 9.   Duration of Agreement.......................................  E-13
Section 10.  Further Assurances..........................................  E-14
Section 11.  Amendment and Waiver........................................  E-14
Section 12.  Severability................................................  E-14
Section 13.  Entire Agreement............................................  E-14
Section 14.  Successors and Assigns......................................  E-14
Section 15.  Counterparts................................................  E-14
Section 16.  Remedies....................................................  E-15
Section 17.  Notices and Other Communications............................  E-15
Section 18.  Governing Law; Consent to Jurisdiction......................  E-16
Section 19.  Descriptive Headings........................................  E-16
Section 20.  Construction................................................  E-16

                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

     This Amended and Restated Stockholders Agreement (this "Agreement") is made as of January 14, 2000 by and among Krause's Furniture, Inc., a Delaware corporation (the "Company") and each of the stockholders of the Company listed on the signature pages hereof (each, a "Signatory Stockholder" and collectively, the "Signatory Stockholders").

                                  WITNESSETH:

     WHEREAS, pursuant to a Securities Purchase Agreement between the Company and General Electric Capital Corporation (collectively, with GE Capital Equity Investments, Inc., "GECC") dated August 26, 1996 (the "1996 Securities Purchase Agreement"), GECC purchased from the Company 5,000,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), for an aggregate purchase price of $5,000,000, the Company's 10% Subordinated Pay-in-Kind Notes due August 31, 2001, as described in the Securities Purchase Agreement (the "Notes"), in the initial principal amount of $5,000,000, and, in connection with the Notes, a warrant (the "First Warrant") to purchase 1,400,000 shares of Common Stock;

     WHEREAS, concurrently with such purchase by GECC, (i) Hawley Group purchased 1,000,000 shares of Common Stock for an aggregate purchase price of $1,000,000, (ii) certain other investors purchased 3,000,000 shares of Common Stock for an aggregate purchase price of $3,000,000 and (iii) Japan Omnibus Ltd. (formerly named Edson Investments Inc.) and certain other holders of indebtedness of the Company exchanged such indebtedness for shares of Common Stock, as more fully described in the Securities Purchase Agreement;

     WHEREAS, in connection with the 1996 Securities Purchase Agreement, the Company entered into a Stockholders Agreement with certain stockholders dated August 26, 1996 (the "Prior Stockholders Agreement");

     WHEREAS, pursuant to a Supplemental Securities Purchase Agreement between the Company, GECC and Japan Omnibus LTD. ("JOL"), dated August 14, 1997, (i) the Company and GECC amended and restated the provisions of the Notes, (ii) GECC and JOL purchased certain additional notes, (iii) in connection with the Notes, GECC and JOL received warrants (the "Second Warrants") to purchase 1,300,000 shares of Common Stock and (iv) GECC and JOL received an additional warrant (the "Performance Warrant," and collectively with the First Warrant and the Second Warrants, the "Warrants") to purchase 1,000,000 shares of Common Stock;

     WHEREAS, pursuant to a Securities Purchase Agreement among the Company, TH Lee.Putnam Internet Partners, L.P. and TH Lee.Putnam Internet Parallel Partners, L.P. (collectively with their Affiliates, "THLi"), and the purchasers listed on the signature pages thereto (collectively, the "Purchasers"), dated the date hereof (the "2000 Securities Purchase Agreement," and, together with the 1996 Securities Purchase Agreement, the "Securities Purchase Agreements"), the Purchasers are purchasing from the Company 380,000 shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), for an aggregate purchase price of $19,000,000;

     WHEREAS, pursuant to the 2000 Securities Purchase Agreement, the Company will restructure the Notes, as more fully described in the 2000 Securities Purchase Agreement; and

     WHEREAS, it is a condition to the consummation of the foregoing transactions that the parties hereto enter into this Agreement to amend, restate and supersede the Prior Stockholders Agreement in accordance with Section 11 of the Prior Stockholders Agreement, and the parties hereto deem it to be in their best interests to enter into this Agreement establishing and setting forth their agreement with respect to certain rights and obligations associated with ownership of shares of capital stock of the Company.

     SECTION 1. Definitions. As used herein, the following terms shall have the following meanings (capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the 2000 Securities Purchase Agreement):

     "Affiliate" and "Associate" have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     "Beneficially Own" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

     "Board" has the meaning assigned to it in Section 2.1.

     "By-laws" means the By-laws of the Company as in effect on the date hereof, as they may be amended from time to time hereafter.

     "Capitalized Lease" shall mean, with respect to any person, any lease or any other agreement for the use of property which, in accordance with generally accepted accounting principals, should be capitalized on the lessee's or user's balance sheet.

     "Capitalized Lease Obligation" of any person shall mean and include, as of any date as of which the amount thereof is to be determined, the amount of the liability capitalized or disclosed (or which should be disclosed) in a balance sheet of such person in respect of a Capitalized Lease of such person.

     "Certificate" means the Certificate of Incorporation of the Company as in effect on the date stated hereof, as it may be amended from time to time hereafter.

     "Common Stock Equivalents" means rights, options, scrip, warrants or other securities convertible into, or exchangeable or exercisable for, shares of Common Stock.

     "Company" has the meaning assigned to it in the first paragraph hereof.

     "Current Market Price", when used with reference to shares of Common Stock for any given date, shall mean the closing price per share of Common Stock on such date. The closing price for each day shall be the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Company. If the Common Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading.

     "E-Commerce Activities" shall mean business-to-business and e-commerce activities, including commerce related to transactions on the Internet, related to the E-Commerce Proceed Uses.

     "Employment Agreement" shall mean the Employment Agreement dated as of August 26, 1996, as amended, between the Company and Philip M. Hawley ("Hawley").

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the omission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such successor Federal statute.

     "Fully Diluted" shall mean, when used with reference to the Common Stock, at any date as of which the number of shares thereof is to be determined, (i) all shares of Common Stock outstanding at such date and (ii) all shares of Common Stock issuable in respect of vested options or warrants to purchase, or securities convertible into, exercisable for or exchangeable for, shares of Common Stock outstanding on such date, the conversion, exercise or exchange price of which is less than the Current Market Price.

     "Group" has the meaning assigned such term for purposes of Rule 13d-5 under the Exchange Act.

     "Guarantee" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of any Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "Primary Obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of any computations made under this Agreement, a Guarantee in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of the Indebtedness for borrowed money which has been guaranteed, and a Guarantee in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

     "Hawley Group" shall mean those Persons listed on Schedule A attached hereto.

     "Hawley Trusts" shall mean the Hawley Group other than Philip M. Hawley and Dr. Philip M. Hawley, Jr.

     "Indebtedness" shall mean, with respect to any person, (i) all obligations of such person for borrowed money, or with respect to deposits or advances of any kind, (ii) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person, (iv) all obligations of such person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers and similar accrued liabilities incurred in the ordinary course of business and paid in a manner consistent with industry practice), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such person whether or not the obligations secured thereby have been assumed, but only to the extent of such security, if such obligations have not been assumed, (vi) all Capitalized Lease Obligations of such person, (vii) all Guarantees of such person, (viii) all obligations (including but not limited to reimbursement obligations) relating to the issuance of letters of credit for the account of such person, (ix) all obligations arising out of foreign exchange contracts, and
(x) all obligations arising out of interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

     "Permal Group" shall mean those Persons listed on Schedule C attached hereto.

     "Permitted Transfer" shall mean any Transfer (i) by an individual Stock holder to such Stockholder's spouse, former spouse, child, parent, parent of a spouse, sibling or grandchild (collectively, "Relatives") or to or among a trust of which there are no principal beneficiaries other than one or more Relatives of such Stockholder; (ii) from a Relative of an individual Stockholder to another Relative of that individual Stockholder or to that individual Stockholder; (iii) by any Stockholder to any of its Affiliates or partners; or
(iv) by an Individual Stockholder pursuant to laws of descent or survivorship.

     "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

     "Proportionate Share" means, with respect to each Stockholder, a number of shares of Common Stock which bears the same ratio to the number of shares of Common Stock beneficially owned by such Stockholder on a Fully Diluted basis as the Tag-Along Number bears to the number of shares of Common Stock beneficially owned by the Selling Stockholders on a Fully Diluted basis.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, between the Company and the stockholders listed on the signature page thereto as it may be amended from time to time.

     "Related Party" shall mean any officer, director or beneficial holder of 3% or more of the outstanding shares of capital stock of the Company or any Subsidiary, any Relative of any such officer, director or beneficial holder of the Company or any Subsidiary, and any Affiliate or Associate of any of the foregoing persons.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Sell" as to any Stock, shall mean to sell, or in any other way directly or indirectly transfer (including by operation of law, by merger or consolidation, or sale of securities of a holding company), assign, distribute or otherwise dispose of, such Stock; and the terms "Sale" and "Sold" shall have meanings correlative to the foregoing. A Permitted Transfer shall not constitute a Sale for purposes of this Agreement.

     "Stock" means (i) any shares of Common Stock and (ii) any Common Stock Equivalents (including, without limitation, the Common Stock issuable upon conversion, exercise or exchange thereof), in each case, whether owned on the date hereof or acquired hereafter.

     "Stockholder" and "Stockholders" shall mean the stockholders listed on Schedule B hereto; provided that any transferee of Stock pursuant to a Permitted Transfer shall be treated as a Stockholder for purposes of this Agreement and shall be entitled to the benefits of, and shall be bound by, the provisions of this Agreement.

     "Stockholder's Group" shall mean, with respect to any Stockholder who is a member of the Hawley Group or the Permal Group, either the Hawley Group or the Permal Group, as the case may be.

     "Subsidiary" means with respect to any Person, (i) any corporation, partnership or other entity of which shares of capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other similar managing body of such corporation, partnership or other entity are at the time owned by such Person, or (ii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries by such Person.

     "Transfer" as to any Stock, means to Sell, or in any other way directly or indirectly transfer, assign, distribute, pledge, encumber or otherwise dispose of, either voluntarily or involuntarily, and whether or not for value.

     "Voting Shares" means shares of any class of capital stock of the Company the holders of which are generally entitled to vote in the election of members of the Board.

     SECTION 2. Corporate Governance.

     2.1  Board of Directors.

     (a) Members. Subject to the provisions of Section 6.10 of the 1996 Securities Purchase Agreement and Section 4.7 of the 2000 Securities Purchase Agreement, the Board of Directors of the Company (the "Board") shall consist of nine members, of whom:

          (i) one shall be designated by GECC (such person so designated, and any successor thereto, being referred to herein as the "GECC Designee");

          (ii) one shall be designated by Permal Group (such person so designated, and any successor thereto, being referred to herein as the "Permal Designee");

          (iii) one shall be Hawley, or, in the event of death or incapacity of Hawley, shall be John Hawley, or, if John Hawley is unavailable to serve as director or ceases to serve as director, then an individual nominated by the trustee(s) of the Hawley Trusts, having qualifications similar to those of John Hawley or any other director of the Company shall serve as director under the same terms that would have applied to John Hawley hereunder (the "Hawley Designee").

          (iv) an E-commerce and/or business to business expert shall be designated by THLi (the "THLi Internet Designee") and one additional member shall be designated by THLi (the "THLi Fund Designee" and, together with the THLi Internet Designee and any successors to either of them, being referred to herein as the "THLi Designees" );

          (v) one shall be unanimously designated by GECC and THLi (such person so designated, and any successor thereto, being referred to herein as the "GECC/THLi Designee"); and

          (vi) three shall be selected by the vote of the GECC Designee, the Permal Designee, the THLi Fund Designee and the Hawley Designee (such persons so designated, any successors thereto, being referred to herein as the "Joint Designees" and, together with the GECC Designee, the Permal Designee, the Hawley Designee, the THLi Designees and the GECC/THLi Designee, the "Designees").

     At each meeting of the stockholders of the Company held for the purpose of electing directors, the Stockholders (other than the Hawley Trusts) shall take such action as shall be necessary to cause the Designees (or any successor to any such person designated in accordance with paragraph (b) of this Section) to be elected as directors (including, in the case of GECC, Permal Group and THLi, causing their respective designees on the Board to nominate, and recommend to the stockholders of the Company the election of, the Designees to the Board and opposing, and causing their respective designees on the Board to oppose, any proposal to remove any Designee at each meeting of the stockholders of the Company at which the election or removal of members of the Board is on the agenda), and shall take no action which would diminish the prospects of any Designee being elected to the Board or increase the prospects of any Designee being removed from the Board. The Company shall take all necessary action to reduce the size of the Board to the extent required by the first sentence of this paragraph and shall cause the current members of the Board to resign from office as necessary to implement the provisions of the first sentence of this paragraph.

     (b) Vacancies. Each of the GECC Designee, the Permal Designee, the THLi Designees and the GECC/THLi Designee shall hold office until his death, resignation or removal or until his successor shall have been duly elected and qualified. If any GECC Designee shall cease to serve as a director of the Company for any reason, the vacancy resulting thereby shall be filled by another person designated by GECC. If any Permal Designee shall cease to serve as a director of the Company for any reason, the vacancy resulting thereby shall be filled by another person designated by Permal Group. If any of the THLi Designees shall cease to serve as a director of the Company for any reason, the vacancy resulting thereby shall be filled by another person designated by THLi. If any GECC/THLi Designee shall cease to serve as a director of the Company for any reason, the vacancy resulting thereby shall be filled by another person unanimously designated by GECC and THLi. If the Hawley Designee shall cease to serve as a director of the Company for any reason, the vacancy resulting thereby shall be filled by another person unanimously designated by the Hawley Group. In the event that at any time there exist vacancies on the Board such that there is either no

GECC Designee, no Permal Designee, no GECC/THLi Designee or less than two THLi Designees, no action may be taken by the Board until such vacancy is filled. GECC, Permal Group, the Hawley Group and THLi agree to use their best efforts to designate successors to fill any such vacancies as promptly as practicable.

     (c) Removal. No GECC Designee may be removed from office except by GECC, no Permal Designee may be removed from office except by Permal Group, no THLi Designee may be removed from office except by THLi, no Hawley Designee may be removed from office except by the Hawley Group; provided that such limitation shall not apply to the removal of Hawley as Chairman so long as Hawley remains a Director, no GECC/THLi Designee may be removed from office except unanimously by GECC and THLi. GECC shall have the right to remove any GECC Designee, Permal Group shall have the right to remove any Permal Designee, THLi shall have the right to remove any THLi Designee, the Hawley Group shall have the right to remove any Hawley Designee and GECC and THLi shall unanimously have the right to remove any GECC/ THLi Designee, with or without cause, at any time.

     (d) Quorum Requirements. Subject to Section 2.2, the quorum which shall be required for action to be taken by the Board (other than an adjournment of any meeting of the Board) shall be the GECC Designee, the Permal Designee, the THLi Fund Designee and the Hawley Designee. Directors participating by telephone conference in any meeting of the Board shall be considered in determining whether a quorum of directors is present.

     (e) Committees. The Company shall cause the GECC Designee, the Permal Designee and at least one THLi Designee to be appointed to each of the committees of the Board as may be requested at any time or from time to time by GECC, Permal Group or THLi, as the case may be.

     (f) Chairman of the Board. Hawley shall serve as Chairman of the Board for as long as he is Chief Executive Officer. GECC, Permal Group and THLi presently intend to continue to nominate Hawley to serve as a director and Chairman of the Board after Hawley retires as Chief Executive Officer, provided that Hawley shall not be obligated to accept such nomination.

     (g) Board and Committee Meetings. The Company shall hold regular meetings of its Board on at least a quarterly basis. The Company agrees, and shall cause its By-laws to be amended to the extent necessary to provide, that the GECC Designee, any THLi Designee and the GECC/THLi Designee shall have the right, upon reasonable notice, to call meetings of the Board and of each committee of the Board on which he or she is a member.

     (h) Duration. The right of each of GECC, Permal Group and THLi to designate directors pursuant to this Section shall continue only for so long as GECC and its Affiliates, Permal Group, or THLi and its Affiliates, as the case may be, beneficially owns at least 2,000,000 shares of Common Stock on a Fully Diluted Basis, as adjusted for stock splits, combinations or similar transactions. The right of the Hawley Group to designate directors pursuant to this Section 2.1(h) shall continue only for so long as the Hawley Group beneficially owns at least 1,000,000 shares of Common Stock on a Fully Diluted Basis, as adjusted for stock splits, combinations or similar transactions.

     (i) Observation. In addition to THLi's right to designate members of the Board pursuant to Section 2.1(a), so long as THLi is the owner of any Stock, it shall have the right to designate an observer to attend meetings of the Board, but such observer shall not have a vote with respect to any matter presented to the Board of Directors for action thereon. In connection with such observer's right, THLi shall receive all notices and information provided to Board members.

     2.2 Certain Actions Requiring Consent of the GECC Designee and the THLi Fund Designee. Notwithstanding any other provision of this Agreement, without the approval, at a meeting of the Board or a committee thereof duly called and held, (1) for so long as GECC is entitled to designate the GECC Designee, of the GECC Designee and (2) for so long as THLi is entitled to designate the THLi Fund Designee, of the THLi Fund Designee, the Company shall not, directly or indirectly, and shall not permit any of its Subsidiaries to, directly or indirectly, take any of the following actions (except to the extent any such action is specifically authorized under this Agreement, the Securities Purchase Agreements, the Registration Rights

Agreement or an annual business plan previously approved by the GECC Designee and the THLi Fund Designee in accordance with this Section):

          (a) merge with or into or consolidate with any other Person;

          (b) voluntarily liquidate, dissolve or wind up or file any voluntary petition in bankruptcy or for receivership or make any assignment for the benefit of creditors;

          (c) in any transaction or series of transactions, acquire (including pursuant to a merger or consolidation) all or any substantial portion of the business or assets of any Person;

          (d) enter or commit to enter into any joint venture or partnership or establish any non-wholly-owned subsidiaries or otherwise make any debt or equity investment in any Person (other than extensions of credit in the ordinary course of business);

          (e) expand into new lines of business (it being understood that "new lines of business" do not include (i) geographic expansion of the retail operations conducted by the Company and its Subsidiaries as of the date of this Agreement and (ii) E-Commerce Activities);

          (f) assign to any other Person any rights of the Company under this Agreement, the Registration Rights Agreement or the Securities Purchase Agreements;

          (g) in any transaction or series of transactions, sell, lease or exchange any assets of the Company and/or any Subsidiary, except for (i) sales of inventory in the ordinary course of business, (ii) subleasing of vacant retail space on arm's-length terms and (iii) entering into or terminating leases in the ordinary course of business pursuant to a procedure adopted by the Board of Directors and approved by the GECC Designee and the THLi Fund Designee;

          (h) adopt or change any material accounting policy of the Company or any of its Subsidiaries, except as required by generally accepted accounting principles;

          (i) create, incur, assume or suffer to exist any Indebtedness other than (a) Indebtedness in existence as of the date of this Agreement and interest thereon, reduced to the extent such amounts are repaid or retired, and any refinancing of such Indebtedness, (b) Indebtedness under the Loan and Security Agreement dated as of January 20, 1995 between the Company and Congress Financial Corporation (Western), as amended to the date of this Agreement, including premium (if any), and interest thereon, (c) Indebtedness already approved in accordance with this subsection, reduced to the extent such amounts are repaid, refinanced or retired, and (d) other Indebtedness not to exceed in the aggregate $200,000 at any time outstanding;

          (j) mortgage, encumber, create, incur or suffer to exist, liens on its assets (other than liens on assets under Indebtedness outstanding as of the date hereof and materialmen's, mechanics' and other similar liens arising for work performed in the ordinary course of business which are not overdue for more than 30 days);

          (k) pay, declare or set aside any sums for the payment of, any dividends, or make any distribution on, any shares of its capital stock or redeem, repurchase or otherwise acquire any outstanding shares of its capital stock or any other of its outstanding securities or Indebtedness (except for Indebtedness (other than indebtedness to any Related Party, excluding indebtedness for expenses incurred in the ordinary course of business on behalf of the Company and its Subsidiaries) to the extent it becomes due in accordance with its terms);

          (l) make or commit to make (with respect to the Company and all of its Subsidiaries taken together) during (i) the calendar year ended December 31, 2000, any capital expenditure or capital expenditures in an amount in excess of $8,000,000 with respect to the Company's retail business and $100,000 with respect to the Company's E-commerce business and (ii) any other calendar year any capital expenditure or capital expenditures in an amount in excess of $100,000;

          (m) issue or sell any shares of capital stock or rights, options, warrants or other securities exercisable for, exchangeable for or convertible into shares of capital stock of the Company or any of the Company's Subsidiaries, other than upon the exercise of options or warrants outstanding on the date of this Agreement or previously approved in accordance with this Section, or grant, amend or terminate any stock appreciation right or other stock-based award;

          (n) enter into, adopt, amend or terminate any employment or consulting agreement, or hire or retain any person who will report directly to the Chief Executive Officer or to whom the Company shall pay total compensation (including, without limitation, compensation in the form of benefits) in excess of $150,000 per year, or enter into, adopt, amend or terminate any employee benefit plan, policy or arrangement, except as required by law or generally accepted accounting principles; provided that the renewal by the Company in the ordinary course of its business of benefit plans applicable to employees of the Company, generally, shall not require consent pursuant to this subparagraph (n);

          (o) amend its Certificate or By-laws, including, without limitation, any change in the number of directors comprising its Board of Directors, or adopt, amend, redeem or terminate any shareholder rights plan or similar plan or arrangement;

          (p) amend, modify or waive an provision of this Agreement, the Securities Purchase Agreements, the Registration Rights Agreement or the agreements ancillary thereto, or become a party to any agreement which by its terms restricts the Company's or any of its Subsidiaries', or any Stockholder's, performance of the terms of any of such agreements;

          (q) change its independent certified accountants or actuaries;

          (r) register any securities under the Securities Act or grant any registration rights therefor;

          (s) enter into, amend or terminate, or waive any material rights of the Company and its Subsidiaries under, any contract, arrangement or transaction involving consideration in excess of $100,000 or which is otherwise material to the Company or any of its Subsidiaries;

          (t) enter into, amend or terminate any contract, arrangement or transaction with a Related Party, other than (i) any action to terminate the Consumer Credit Card Agreement by and among Krause's Sofa Factory, Castro Convertible Corporation and Monogram Credit Bank of Georgia, dated as of April 27, 1997, and (ii) the payment of salary and benefits pursuant to employment arrangements entered into in the ordinary course of business in compliance with this Agreement;

          (u) enter into, adopt, amend (whether by agreement or by conduct of the business), except as required by law or generally accepted accounting principles, or terminate any annual business plan;

          (v) take any action required by law to be approved by the Board; or

          (w) agree or otherwise commit to take any of the actions set forth in the foregoing subparagraphs (a) through (v).

     2.3  Management.

     (a) Chief Executive Officer. Subject to the provisions of this Agreement and the Employment Agreement, Hawley shall be the Chief Executive Officer of the Company. In the event of the death, resignation, removal or other termination of Hawley's services as Chief Executive Officer, any successor Chief Executive Officer (and any successor(s) thereto) shall be selected by a majority of the Board; provided that no such person shall be selected without the unanimous approval of the GECC Designee and the THLi Fund Designee.

     (b) Appointment of Management. Subject to Section 2.2 hereof, all members of management of the Company (other than the Chief Executive Officer) shall be designated by, their compensation shall be determined by, and they may be removed, promoted or demoted by, the Chief Executive Officer of the Company; provided, however, that the designation of, setting of compensation for, or removal, promotion or demotion of, any person who will report directly to the Chief Executive Officer or earn total compensation

(including benefits) from the Company and its Subsidiaries of $150,000 or more per year shall be subject to the prior approval of the Board.

     2.4  Directors' Indemnification.

     (a) The Company shall obtain and cause to be maintained in effect, with financially sound insurers, a policy of directors' and officers' liability insurance covering the Designees (and their respective successors) in an amount of at least $15,000,000 or such other amount the Board shall specify (as such amount shall be increased from time to time at the request of GECC or THLi).

     (b) The Certificate, By-laws and other organizational documents of the Company and each of its Subsidiaries shall at all times, to the fullest extent permitted by law, provide for indemnification of, advancement of expenses to, and limitation of the personal liability of, the members of the Board and the members of the boards of directors or other similar managing bodies of each of the Company's Subsidiaries and such other persons, if any, who, pursuant to a provision of such Certificates, By-laws or other organizational documents, exercise or perform any of the powers or duties otherwise conferred or imposed upon members of the Board or the boards of directors or other similar managing bodies of each of the Company's Subsidiaries. Such provisions may not be amended, repealed or otherwise modified in any manner adverse to any member of the Board or any member of the boards of directors or other similar managing bodies of any of the Company's Subsidiaries, until at least six years following the termination of this Agreement.

     (c) Each of the Designees is intended to be a third-party beneficiary of the obligations of the Company pursuant to this Section 2.4, and the obligations of the Company pursuant to this Section 2.4 shall be enforceable by the Designees.

     2.5 Expenses. The Company shall pay the reasonable out-of-pocket expenses incurred by each of the GECC designee, the Permal Designee, the THLi Designees, the GECC/THLi Designees and the Joint Designees in connection with performing his or her duties, including without limitation the reasonable out-of-pocket expenses incurred by such person attending meetings of the Board or any committee thereof or meetings of any board of directors or other similar managing body (and any committee thereof) of any subsidiary of the Company.

     2.6 Cooperation. Each Stockholder (other than the Hawley Trusts) shall vote all of its voting shares and shall take all other necessary or desirable actions within its control (including, without limitation, attending all meetings in person or by proxy for purposes of obtaining a quorum, executing all written consents in lieu of meetings and voting to remove members of the Board or to amend the Certificate, as applicable), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special Board and stockholder meetings and voting to remove members of the Board or to amend the Certificate, as applicable), to (a) effectuate the provisions of Section 2.1 and (b) cause the Company to have a sufficient number of authorized and unissued shares of Company Stock reserved for issuance solely for the purpose of effecting conversion of outstanding Series A Preferred Stock.

     SECTION 3. Restrictions on Transfers of Stock.

     (a) Notwithstanding anything to the contrary contained herein, no Stockholder shall Transfer any Stock, except for Sales in bona fide transactions for value complying with the provisions of this Section 3 and Permitted Transfers. The Company shall not reflect on its books any Sale of Stock, unless
(a) the Sale is pursuant to an effective registration statement under the Securities Act and under any applicable state securities or blue sky laws, or
(b) the Selling Stockholder shall have furnished the Company with evidence reasonably satisfactory to the Company that no such registration is required because of the availability of an exemption from registration under the Securities Act and under applicable state securities or blue sky laws. A written opinion of counsel of recognized standing to the effect set forth in clause (b) of the preceding sentence shall satisfy the requirements of such clause.

     (b) Any Transfer or attempted Transfer of Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stock as the owner of such Stock for any purpose.

     SECTION 4. Rights of First Offer.

     (a) If any Stockholder (other than the Hawley Trusts) intends to Sell any Stock (other than (1) Sales pursuant to a registered public offering or (2) Sales on a national securities exchange which, when aggregated with all other Sales under this clause (2) by such Stockholder or, if such Stockholder is a member of a Stockholder Group, all other Sales under this clause (2) by the members of such Stockholder Group from and after the date of this Agreement, would represent, in the aggregate, not more than 1,000,000 shares of Common Stock on a Fully Diluted Basis, as adjusted for stock splits, combinations or similar transactions):

          (i) The Stockholder intending to transfer such Stock (the "Proposing Seller") shall give each other Stockholder (each an "Offeree") written notice of its intent to Sell such Stock, specifying the number of securities to be sold and the minimum price and terms and conditions of such sale and offering to Sell to such Offeree, at such minimum price and on such terms and conditions, its pro rata share of such Stock (based on the number of shares of Common Stock beneficially owned by each Offeree on a Fully Diluted basis); provided that any Offeree may, by written notice to the Proposing Seller, elect to purchase, in addition to its pro rata share of such Stock, all or any portion of the Stock (if any) with respect to which any other Offeree fails to exercise its right of first offer under this Section 4, and such additional Stock shall be pro-rated among such Offerees in the manner described above to the extent such additional Stock is oversubscribed;

          (ii) if any Offeree shall not, within 15 days after receipt of the notice given pursuant to clause (i) above, accept such offer in writing with respect to the Stock specified in such notice, then the Proposing Seller shall be free to Sell the Stock specified in the notice to such Offeree (but only those securities covered by the notice of intention to Sell which no other Offeree shall have agreed to purchase) at a price equal to or above the minimum price and on other terms and conditions no less favorable to the Proposing Seller than those specified in such notice, at any time within 90 days of the expiration of such 15-day period;

          (iii) if the Proposing Seller shall not have consummated the proposed Sale within 90 days after the expiration of the 15-day period referred to in clause (ii) above, then the Proposing Seller may not thereafter Sell such Stock without complying with the provisions of this Section 4; and

          (iv) if any Offeree shall accept such offer within 15 days after the notice given pursuant to clause (i) above, then such Offeree shall purchase the Stock specified in such notice as promptly as is reasonably practicable, but in any event within 45 days after the notice given pursuant to clause (i) above or such later date as the Proposing Seller may designate within the 90-day period referred to in clause (iii)above.

     (b) THLi, GECC and each of the members of the Hawley Group, each in favor of the others, covenants that if any of them (for purposes of this Section, a "Permal Offeree") has the opportunity to purchase any Common Stock ("Offered Shares") owned by any member of the Permal Group, whether by offer to the Permal Offeree from a member of the Permal Group or due to a solicitation by the Permal Offeree, or otherwise, the Permal Offeree shall promptly notify the parties subject to (and entitled to the benefits of) this Section 4(b)(v) of the opportunity and shall allow them the right to participate in such purchase and acquire Offered Shares. The number of Offered Shares that may be purchased by each of them, respectively, shall be (i) as among GECC, THLi and all of the members of the Hawley Group together, in proportion to the number of shares of Common Stock owned by GECC, THLI or the Hawley Group, respectively, as a percentage of the aggregate number of shares of Common Stock then owned by GECC, THLi and all members of the Hawley Group together, and (ii) as among the members of the Hawley Group, in proportion to the number of shares of Common Stock owned by such member as a percentage of the number of shares of Common Stock then owned by all Hawley Group members electing to purchase Common Stock hereunder. The rights in this Section 4(b) are in addition to and subordinate to the other provisions of this Stockholders

Agreement. Any failure to exercise the rights in the Section within 15 days of receipt of notice shall be deemed a waiver of such rights.

     SECTION 4A. Hawley Trust Stock Rights of First Offer. If any of the Hawley Trusts intends to sell any Stock (other than (1) Sales pursuant to a registered public offering or (2) Sales on a national securities exchange which, when aggregated with all other Sales under this clause (2) by the Hawley Group from and after the date of this Agreement, would represent, in the aggregate, not more than 1,000,000 shares of Common Stock on a Fully Diluted Basis, as adjusted for stock splits, combinations or similar transactions):

          (i) the Hawley Trust intending to transfer such Stock (the "Hawley Trust Seller") shall give the Company, GECC, THLi and the Permal Group written notice (the "Hawley Trust Seller Notice") of its intent to Sell such Stock, specifying the number of securities to be sold and the minimum price and terms and conditions of such sale, and offering to Sell to the Company, GECC, THLi and the Permal Group, at such minimum price and on such terms and conditions. The Company shall provide a copy of any Hawley Trust Seller Notice to each Stockholder within two days after receipt by it of the Hawley Trust Seller Notice. The Company shall have the right to purchase all or any part of such Stock by giving written notice to the Hawley Trust Seller, GECC, THLi and the Permal Group within two days after receipt by it of the Hawley Trust Seller Notice, specifying the number of shares of such Stock to be so purchased by the Company. If the Company elects to purchase none of, or less than all, the Stock that is the subject of the proposed Transfer by the Hawley Trust Seller, then GECC, THLi and the Permal Group shall have the right to purchase their pro rata share of any or all of the available Stock (and, if either elects not to purchase its full pro rata share, the Stock not so purchased) by giving written notice to the Hawley Trust Seller and the Company within seven days after receipt by it of the Hawley Trust Seller Notice (the "Notice Period"); provided that any other Stockholder (each, an "Electing Stockholder") may, by written notice to GECC, THLi and the Permal Group prior to the expiration of the Notice Period elect to purchase its pro rata share of the available Stock, and any such Electing Stockholder may elect to purchase, in addition to its pro rata share of the available Stock, all or any portion of the Stock (if any) with respect to which GECC, THLi, the Permal Group or any other Stockholder fails to exercise its right under this
     Section 4A, and such additional Stock shall be pro-rated among such Electing Stockholders in the manner described above to the extent such additional Stock is oversubscribed;

          (ii) GECC shall act as agent for the Electing Stockholders in connection with any exercise by an Electing Stockholder of its rights under this Section and the Hawley Trust Seller shall not be obligated to deal with any Stockholder other than GECC in connection with any purchase and sale under this Section 4A; provided that GECC shall have no liability to the Hawley Trust Seller if GECC fails to purchase any Stock which GECC disclosed in writing to the Hawley Trust Seller at the time of delivery of GECC's election to purchase was being purchased by GECC solely as agent for one or more Electing Stockholders; and GECC shall have no liability to any other Stockholder for any act or omission by GECC under this Section 4A;

          (iii) if the Company, GECC, THLi and the Permal Group fail to elect to purchase all the Stock specified in the Hawley Trust Seller Notice, then the Hawley Trust Seller shall be free to sell, pursuant to a Shelf Registration Statement, the portion of such Stock as to which no election to purchase has been made by the Company, GECC, THLi or the Permal Group at a price equal to or above the minimum price and on other terms and conditions no less favorable to the Hawley Trust Seller than those specified in the Hawley Trust Seller Notice, at any time within 90 days of the expiration of the seven-day period referred to in clause (i) above;

          (iv) if the Hawley Trust Seller shall not have consummated the proposed Transfer within 90 days after the expiration of the seven-day period referred to in clause (ii) above, then the Hawley Trust Seller may not thereafter Transfer such Stock without complying with the provisions of this Section 4A;

          (v) any Electing Stockholder shall provide to GECC all funds required, and shall execute and deliver to GECC all documents reasonably requested by GECC, in connection with the purchase by GECC of any Stock as agent for such Electing Stockholder, and GECC shall deliver certificates representing the Stock acquire by such Electing Stockholder to such Stockholder promptly following the consummation of any purchase under this Section 4A and the satisfaction by such Electing Stockholder of his obligations under this clause (v).

     SECTION 5. Tag-Along Rights.

     (a) If GECC, any member of Permal Group, or THLi whether acting alone or in concert with any other Stockholder (collectively, the "Selling Stockholders") pursuant to a common plan, understanding or arrangement, shall enter into an agreement to Sell or otherwise propose to Sell to any Person or Group (other than pursuant to a registered public offering) (such Person or Group, the "Tag-along Transferee"), in one transaction or a series of related transactions, any Stock, such that immediately following the consummation of such Sale, the Selling Stockholders would have Sold to such Person or Group in the aggregate Stock representing in excess of 3,000,000 shares of Common Stock on a Fully Diluted Basis, as adjusted for stock splits, combinations or similar transactions (a "Tag-along Sale") (such number of shares of Stock being referred to herein as the "Tag-along Number"), then each of the other Stockholders (each a "Tag-along Offeree") shall have the right to participate in such Tag-Along Sale by selling a number of shares of Common Stock equal to such Stockholder's Proportionate Share, as part of the Tag-Along Sale by the Selling Stockholders, on the same terms as those applicable to the Tag-Along Sale (except that, if the Tag-Along Sale involves Common Stock Equivalents, the economic terms of such Sale shall be appropriately adjusted to reflect that the Tag-Along Offerees are selling Common Stock).

     (b) The Selling Stockholders shall provide to each Tag-Along Offeree written notice of any Tag-Along Sale (the "Tag-along Notice"), not more than 45 and not less than 15 days prior to the Tag-Along Sale, setting forth the terms of the Tag-Along Sale and specifically identifying the Tag-Along Transferee of the Stock, and shall give each Tag-Along Offeree at least 10 days after delivery of the Tag-Along Notice within which to exercise its rights contained in this
Section 5, by written notice thereof to the Selling Stockholder.

     SECTION 6. Conflicting Agreements. Each Stockholder represents and warrants that such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with any provision of this Agreement, and no holder of Stock shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with any provision of this Agreement.

     SECTION 7. Legend. (a) Each Stockholder and the Company shall take all such action necessary (including exchanging with the Company certificates representing shares of Stock issued prior to the date hereof) to cause each certificate representing outstanding shares of Stock (other than shares which have been registered under the Securities Act, to which the first paragraph of such legends shall not apply) to bear legends substantially in the form as follows:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

          "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY A STOCKHOLDERS AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC. (THE "COMPANY") AND THE STOCKHOLDERS PARTIES THERETO (THE "STOCKHOLDERS AGREEMENT"), A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY."

          "IN ADDITION TO THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND GENERAL ELECTRIC CAPITAL CORPORATION AND A SECURITIES PURCHASE AGREEMENT BY AND AMONG THE COMPANY AND THE

     PURCHASERS LISTED ON THE SIGNATURE PAGES THERETO, A COPY OF EACH OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY."

     The first paragraph of the legends shall be removed from certificates for shares transferred pursuant to Rule 144 under the Securities Act or when such shares are transferred in any other transaction, in each case if the seller delivers to the Company an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Company, or a "no-action" letter from the staff of the Securities and Exchange Commission, in either case to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any Sale or other disposition of such shares without registration thereunder. The requirement that the above legend regarding this Agreement be placed upon certificates evidencing shares of Stock shall cease and terminate upon the Sale of such shares, other than pursuant to a Permitted Transfer. Upon the consummation of any event requiring the removal of a legend hereunder, the Company, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such shares as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such shares not bearing such legend.

     (b) Any provision herein to the contrary notwithstanding, certificates for up to 1,000,000 shares of Common Stock held by the Hawley Trusts shall not be required to bear legends required by this Agreement so long as such shares may sold under Rule 144(k) under the Securities Act or are not "restricted securities" within the meaning of Rule 144 under the Securities Act.

     SECTION 8. Representations and Warranties.

     (a) Each party hereto represents and warrants to the other parties hereto as follows:

          (i) it has full power and authority to execute, deliver and perform its obligations under this Agreement;

          (ii) this agreement has been duly and validly authorized, executed and delivered by it, and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally;

          (iii) the execution, delivery and performance of this Agreement by it does not (x) violate, conflict with, or constitute a breach of or default under its organizational documents, if any, or any agreement to which it is a party or by which it is bound or (y) violate any law, regulation, order, writ, judgment, injunction or decree applicable to it;

          (iv) no consent or approval of, or filing with, any governmental or regulatory body is required to be obtained or made by it in connection with the transactions contemplated hereby; and

          (v) it is not a party to any agreement which is inconsistent with the rights of any party hereunder or otherwise conflicts with the provisions hereof.

     (b) each Signatory Stockholder severally represents and warrants to GECC and THLi with respect only to GECC and THLi and not any other Stockholder as follows:

          (i) Schedule B hereto sets forth a list of all securities of the Company (including, without limitation, shares of capital stock, convertible securities, debentures, etc.) held of record or beneficially owned by it immediately after the date hereof; and

          (ii) except as set forth on Schedule B hereto and other than this Agreement and the Registration Rights Agreement, it is not a party to any contract or agreement, written or oral, with respect to the voting or transfer of securities of the Company (including, without limitation, any voting agreement, voting trust, stockholder's agreement, registration rights agreement, etc.).

     SECTION 9. Duration of Agreement. Subject to the last sentence of this Section, the rights and obligations of a Stockholder under this Agreement shall terminate at such time as such Stockholder no longer is the beneficial owner of any shares of Stock. As to any of GECC's rights or obligations under this

Agreement, this Agreement shall terminate at such time as GECC no longer is the beneficial owner of 2,000,000 or more of the outstanding shares of Common Stock on a Fully Diluted Basis, subject to adjustment for stock splits, combinations or similar transactions, or at such earlier time as may be agreed by GECC, Permal Group and THLi (or, if applicable, THLi's transferee pursuant to Section 14(ii)).

     As to any of THLi's rights or obligations under this Agreement, this Agreement shall terminate at such time as THLi (and any transferee's assigned rights under this Agreement pursuant to Section 14) no longer beneficially owns 2,000,000 or more of the outstanding shares of Common Stock on a Fully Diluted Basis, subject to adjustment for stock splits, combinations or similar transactions, or at such earlier time as may be agreed by GECC, Permal Group and THLi (or such transferee, if applicable).

     This Agreement (other than Section 4A), shall terminate as to any member of the Hawley Group six months after Hawley ceases to be a Director of the Company.

     Any provision herein to the contrary notwithstanding, the provisions of Sections 3, 4, 4A, 5 and 7 of this Agreement shall not be applicable to any shares of Stock first acquired by any member of the Hawley Group after August 26, 1996 or by any member of the Permal Group, GECC or THLi after the date hereof.

     SECTION 10. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

     SECTION 11. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Stockholder unless such modification, amendment or waiver is approved in writing by the Company, Stockholders holding at least a majority of the Common Stock, and, so long as it holds any shares of Stock, by GECC or THLi. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     SECTION 12. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     SECTION 13. Entire Agreement. Except as otherwise expressly set forth herein, this document and the other documents dated the date hereof executed in connection herewith embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     SECTION 14. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and each Stockholder and their respective successors, assigns, heirs and personal representatives, so long as they hold Stock. No Stockholder shall have the right to assign its rights and obligations under this Agreement, except pursuant to (i) a Permitted Transfer or (ii) a transfer by THLi of more than 50% of the Stock (calculated as if all shares of Series A Preferred Stock had been converted into shares of Common Stock as of the date of such calculation) held by THLi as of the date of this Agreement (in which case the transferee shall be entitled to exercise all rights, and shall be bound by all obligations, of its transferor under this Agreement).

     SECTION 15. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 16. Remedies. Each Stockholder shall be entitled to enforce its rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     SECTION 17. Notices and Other Communications. All notices, consents, requests, instructions, approvals, financial statements, proxy statements, reports and other communications provided for herein shall be in writing and shall be delivered personally, by facsimile or sent by prepaid overnight courier service, to the Company and to each Stockholder as set forth below and to any subsequent holder of Stock subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by written notice to the sending party:

                                  The Company:

                            Krause's Furniture, Inc.
                             200 North Berry Street
                              Brea, CA 92821-3903
                          Facsimile #: (714) 990-3561
                          Attention: Philip M. Hawley

                                with copies to:

                            Krause's Furniture, Inc.
                             200 North Berry Street
                              Brea, CA 92821-3903
                          Facsimile #: (714) 990-3561
                       Attention: Judith O. Lasker, Esq.

                                      and

                            Morrison & Foerster LLP
                        555 West 5th Street, Suite 3500
                           Los Angeles, CA 90013-1024
                          Facsimile #: (213) 892-5454
                        Attention: Charles Kaufman, Esq.

                              To each Stockholder:

                At the address for such Stockholder set forth on
                          Schedule B attached hereto.

                                with a copy to:

                             Fried, Frank, Harris,
                               Shriver & Jacobson
                               One New York Plaza
                            New York, New York 10004
                          Facsimile #: (212) 859-4000
                        Attention: Warren de Wied, Esq.

                                      and

                         Stroock & Stroock & Lavan LLP
                                7 Hanover Square
                            New York, New York 10004
                          Facsimile #: (212) 806-6006
                         Attention: David Kaufman, Esq.

                                      and

                    Skadden, Arps, Slate, Meagher & Flom LLP
                             300 South Grand Avenue
                                   Suite 3400
                         Los Angeles, California 90071
                          Facsimile #: (213) 687-5600
                      Attention: Michael A. Woronoff, Esq.

     SECTION 18. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Laws and Rules 327(b). Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("litigation") arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. Registered Mail to its respective address set forth in this Agreement shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

     SECTION 19. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     SECTION 20. Construction. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

     IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement on the day and year first above written.

                                        KRAUSE'S FURNITURE, INC.

                                        By:
                                           -------------------------------------
                                                  Name: Robert A. Burton
                                            Title:Executive Vice President/CFO

                                        GE CAPITAL EQUITY INVESTMENTS, INC.

                                        By:
                                           -------------------------------------
                                              Name: George L. Hashbarger, Jr.
                                               Title: Senior Vice President

                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By:
                                           -------------------------------------
                                              Name: George L. Hashbarger, Jr.
                                           Title: Department Operations Manager

                                   SCHEDULE A

                           HAWLEY GROUP CONSISTS OF:
                          Allison Booth Hawley Trust I
                          Caitlin Hale Hawley Trust I
                          Maureen Erin Hawley Trust I
                         Shannon Follen Hawley Trust I
                              Hawley Family Trust
                           Dr. Philip M. Hawley, Jr.
                                Philip M. Hawley

                                   SCHEDULE B

                            STOCKHOLDER INFORMATION

                                   SCHEDULE C

                           PERMAL GROUP CONSISTS OF:
                        Permal Capital Management, Inc.
                             Permal Services, Inc.
                         Permal Capital Partners, L.P.
                            Permal Asset Management
                       Permal Special Opportunities, Ltd.
                               Japan Omnibus Ltd.
                                Jean R. Perrette
                              Isaac Robert Souede
                               Thomas M. DeLitto
                          Thomas M. & Donna S. DeLitto
                         United Gulf Bank (B.S.C.) E.C.
                           Kuwait Investment Projects
                               ATCO Holdings Ltd.
                             ATCO Development, Inc.

                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF

                            KRAUSE'S FURNITURE, INC.

                                  MAY 17, 2000

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND
                      MAY BE REVOKED PRIOR TO ITS EXERCISE

     The undersigned hereby constitutes and appoints Philip M. Hawley and Thomas M. DeLitto, and each of them, proxies for the undersigned, with full power of substitution, to vote in the manner directed below all shares of Common Stock and Preferred Stock of Krause's Furniture, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held on May 17, 2000 or any adjournment or postponement thereof, on all matters that may come before the Annual Meeting.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR EACH NOMINEE NAMED IN PROPOSAL 1 ON THE REVERSE SIDE, FOR PROPOSALS 2, 3, 4, 5 AND 6 AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY CANNOT BE VOTED UNLESS THIS PROXY CARD IS SIGNED AND RETURNED.

SEE REVERSE      CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE      SEE REVERSE
   SIDE                                                                 SIDE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

1. To elect a Board of seven directors to serve for this ensuing year, consisting of the following nominees:

    NOMINEES: (01) Kamal G. Abdelnour, (62) Jeffrey H. Coats, (03) Peter H. Dailey. (04) Thomas M. DeLitto, (06) John A. Gavin, (06) Georga L. Hashbarger and (07) Philip M. Hawley

          FOR            WITHHELD
          [ ]               [ ]

[ ]
   ----------------------------------------
     For all nominees except as noted above

  MARK HERE
FOR ADDRESS  [ ]
 CHANGE AND
 NOTE BELOW

2. To approve an amendment to the 1997 Stock Incentive Plan increasing the number of shares that may be awarded by 2,500,000 shares, to a total of 4,500,000 shares.

          FOR            AGAINST        ABSTAIN
          [ ]              [ ]            [ ]

3. To approve the Krause's Furniture, Inc. Series A Convertible Preferred Stock Purchase Agreement dated January 11, 2000 and approve the transactions related thereto, including an amendment to the Certificate of Incorporation to authorize an additional 9,943,783 shares of common stock.

          FOR            AGAINST        ABSTAIN
          [ ]              [ ]            [ ]

4. To approve an amendment to the Certificate of Incorporation of the Company increasing the authorized common stock of the Company to 100,000,000 shares.

          FOR            AGAINST        ABSTAIN
          [ ]              [ ]            [ ]

5. To approve an amendment to the Certificate of Incorporation of the Company increasing the authorized preferred stock of the Company by 2,000,000 shares to a total of 2,565,667 shares.

          FOR            AGAINST        ABSTAIN
          [ ]              [ ]            [ ]

6. To consider and ratify the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending December 24, 2000.

          FOR            AGAINST        ABSTAIN
          [ ]              [ ]            [ ]

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held May 17, 2000 and the Proxy Statement attached thereto.

(Please date this Proxy and sign exactly as your name appears hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.)

Signature:                Date:          Signature:               Date:
          ----------------     ----------          ---------------     ---------